FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-189017-09

June 17, 2015

Free Writing Prospectus

Structural and Collateral Term Sheet

$723,323,870

(Approximate Mortgage Pool Balance)

$666,096,000

(Offered Certificates)

Citigroup Commercial Mortgage Trust 2015-GC31

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2015-GC31

Citigroup Global Markets Realty Corp.

Goldman Sachs Mortgage Company

Rialto Mortgage Finance, LLC

RAIT Funding, LLC

KGS-Alpha Real Estate Capital Markets, LLC

As Sponsors

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman, Sachs & Co.
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated January 16, 2015, included as part of our registration statement (SEC File No. 333-189017) (the “Base Prospectus”), and a separate free writing prospectus, anticipated to be dated on or about June 18, 2015 (the “Free Writing Prospectus”). The Base Prospectus and the Free Writing Prospectus contain material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus). The Base Prospectus and the Free Writing Prospectus are available upon request from Citigroup Global Markets Inc., Goldman, Sachs & Co. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in each of the Base Prospectus and the Free Writing Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Base Prospectus and the Free Writing Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives of those securities (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman, Sachs & Co. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Free Writing Prospectus).  See also “Legal Investment” in the Free Writing Prospectus.

NOTICE TO NEW HAMPSHIRE RESIDENTS

NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED WITH THE STATE OF NEW HAMPSHIRE UNDER CHAPTER 421-B OF THE NEW HAMPSHIRE REVISED STATUTES (“RSA 421-B”), NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE OF NEW HAMPSHIRE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE, AND NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT ANY EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / KBRA / MSTR)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAA(sf) / AAA	$28,330,000		30.000%(5)	[___]%	(6)	2.86	8/15 – 7/20
Class A-2	Aaa(sf) / AAA(sf) / AAA	$2,298,000		30.000%(5)	[___]%	(6)	6.84	5/22 – 5/22
Class A-3	Aaa(sf) / AAA(sf) / AAA	$160,000,000		30.000%(5)	[___]%	(6)	9.78	2/25 – 5/25
Class A-4	Aaa(sf) / AAA(sf) / AAA	$268,724,000		30.000%(5)	[___]%	(6)	9.86	5/25 – 6/25
Class A-AB	Aaa(sf) / AAA(sf) / AAA	$46,974,000		30.000%(5)	[___]%	(6)	7.35	7/20 – 2/25
Class X-A	Aa1(sf) / AAA(sf) / AAA	$565,089,000	(8)	N/A	[___]%	Variable IO(9)	N/A	N/A
Class X-B	NR / AAA(sf) / AAA	$42,871,000	(8)	N/A	[___]%	Variable IO(9)	N/A	N/A
Class A-S(10)	Aa2(sf) / AAA(sf) / AAA	$58,763,000	(11)	21.876%	[___]%	(6)(7)	9.92	6/25 – 6/25
Class B(10)	NR / AA-(sf) / AA-	$42,871,000	(11)	15.949%	[___]%	(6)(7)	9.92	6/25 – 6/25
Class PEZ(10)	NR / A-(sf) / A-	$135,486,000	(11)	11.269%(12)	N/A(7)	(7)	9.92	6/25 – 6/25
Class C(10)	NR / A-(sf) / A-	$33,852,000	(11)	11.269%(12)	[___]%	(6)(7)	9.92	6/25 – 6/25
Class D	NR / BBB(sf) / BBB	$24,284,000		7.912%	[___]%	(6)	9.92	6/25 – 6/25

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / KBRA / MSTR)(1)	Initial Certificate Principal Amount or Notional Amount(2)		Approximate Initial Credit Support	Initial Pass- Through Rate(3)	Pass- Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class E	NR / BBB-(sf) / BBB-	$11,000,000		6.391%	[___]%	(6)	9.92	6/25 – 6/25
Class F	NR / BB-(sf) / BB-	$14,864,000		4.336%	[___]%	(6)	9.92	6/25 – 6/25
Class G	NR / B-(sf) / B-	$12,231,000		2.645%	[___]%	(6)	9.92	6/25 – 6/25
Class H	NR / NR / NR	$19,132,869		0.000%	[___]%	(6)	9.92	6/25 – 6/25
Class S(13)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(14)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Kroll Bond Rating Agency, Inc. (“KBRA”) and Morningstar Credit Ratings, LLC (“MSTR”). Subject to the discussion under “Ratings” in the Free Writing Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Free Writing Prospectus. Moody’s and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%.
(3)	Approximate per annum rate as of the Closing Date.
(4)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, of each mortgage loan and based on the Modeling Assumptions set forth under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus.
(5)	The credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.
(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G and Class H certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate specified in clause (ii), or (iv) the weighted average rate specified in clause (ii) less a specified percentage.
(7)	The Class PEZ certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class PEZ certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates on the Class A-S, Class B and Class C certificates, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY (continued)

(8)	The Class X-A and Class X-B certificates (collectively, the “Class X Certificates”) will not have certificate principal amounts and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A and Class X-B certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the certificate principal amount of the Class B trust component from time to time.
(9)	The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the weighted average of the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Free Writing Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii) the pass-through rate on the Class B trust component, as described in the Free Writing Prospectus.
(10)	The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class PEZ certificates, and Class PEZ certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B, Class PEZ and Class C certificates are collectively referred to as the “Exchangeable Certificates”.
(11)	On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding principal balances, subject to a variance of plus or minus 5%, of $58,763,000, $42,871,000 and $33,852,000, respectively. The exchangeable certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the exchangeable certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-S, Class B and/or Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class PEZ certificates or any exchange of Class PEZ certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding principal balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class PEZ and Class C certificates will be increased or decreased accordingly. The initial certificate principal amount of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate principal amount of such class without giving effect to any issuance of Class PEZ certificates. The initial certificate principal amount of the Class PEZ certificates shown in the table above is equal to the aggregate of the maximum initial certificate principal amounts of the Class A-S, Class B and Class C certificates, representing the maximum certificate principal amount of the Class PEZ certificates that could be issued in an exchange. The actual certificate principal amount of any class of exchangeable certificates issued on the Closing Date may be less than the maximum certificate principal amount of that class and may be zero. The certificate principal amounts of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate principal amount of the Class PEZ certificates issued on the Closing Date. The aggregate certificate principal amount of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate principal amount of exchangeable certificates that could be outstanding on the Closing Date, equal to $135,486,000 (subject to a variance of plus or minus 5%).
(12)	The initial subordination levels for the Class C and Class PEZ certificates are equal to the subordination level of the underlying Class C trust component.
(13)	The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class S certificates will only be entitled to distributions of excess interest accrued on the mortgage loans with an anticipated repayment date. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the free writing prospectus.
(14)	The Class R certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Free Writing Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$723,323,870
Number of Mortgage Loans	50
Number of Mortgaged Properties	76
Average Cut-off Date Mortgage Loan Balance	$14,466,477
Weighted Average Mortgage Interest Rate	4.0831%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	118
Weighted Average Remaining Amortization Term (months)(4)	357
Weighted Average Cut-off Date LTV Ratio(5)	60.7%
Weighted Average Maturity Date/ARD LTV Ratio(3)(6)	52.7%
Weighted Average Underwritten Debt Service Coverage Ratio(7)	2.29x
Weighted Average Debt Yield on Underwritten NOI(8)	11.7%
% of Mortgage Loans with Mezzanine Debt	4.1%
% of Mortgage Loans with Preferred Equity(9)	1.2%
% of Mortgaged Properties with Single Tenants	4.6%

(1)	The Selig Office Portfolio, Dallas Market Center and Crowne Plaza Bloomington mortgage loans have one or more related pari passu companion loans, and the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF/room calculations presented in this Term Sheet include the related pari passu companion loans unless otherwise indicated. Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date.
(4)	Excludes mortgage loans that are interest only for the entire term.
(5)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 3 mortgage loans, representing approximately 3.0% of the aggregate principal balance of the pool of mortgage loans as of the cut-off date, the respective Cut-off Date LTV Ratio was calculated using either (i) an “as-is” appraised value plus related property improvement plan costs which were reserved for at origination, or (ii) the cut-off date principal balance of a mortgage loan less a reserve taken at origination. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any of the adjustments described above is 61.2%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of the Cut-off Date LTV Ratio.
(6)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to 14 mortgage loans, representing approximately 31.5% of the initial pool balance, the respective Maturity Date/ARD LTV Ratios were each calculated using the related “as stabilized” or “prospective value upon stabilization” appraised value. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.
(7)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. With respect to the St. Anthony’s Healthplex North mortgage loan, representing approximately 4.1% of the initial pool balance, which amortizes based on the non-standard amortization schedule set forth on Annex G to the Free Writing Prospectus, the Underwritten Debt Service Coverage Ratio of such mortgage loan is calculated based on the aggregate debt service during the 12-month period commencing August 1, 2015. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Underwritten Debt Service Coverage Ratio.
(8)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.
(9)	See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Additional Indebtedness” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

6

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and	Citigroup Global Markets Inc.
Joint Bookrunners:	Goldman, Sachs & Co.

Co-Manager:	Drexel Hamilton, LLC

Depositor:	Citigroup Commercial Mortgage Securities Inc.

Initial Pool Balance:	$723,323,870

Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	Torchlight Loan Services, LLC

Certificate Administrator:	Citibank, N.A.

Trustee:	Deutsche Bank Trust Company Americas

Operating Advisor:	Pentalpha Surveillance LLC

Pricing:	Week of June 22, 2015

Closing Date:	July 8, 2015

Cut-off Date:	For each mortgage loan, the related due date for such mortgage loan in July 2015

Determination Date:	The 6th day of each month or, if such 6th day is not a business day, the next business day, commencing in August 2015

Distribution Date:	The 4th business day after the Determination Date, commencing in August 2015

Interest Accrual:	The preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Free Writing Prospectus

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	June 2048

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to Class X-A and Class X-B: $1,000,000 minimum); $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

7

TRANSACTION HIGHLIGHTS

■	$723,323,869 (Approximate) New-Issue Multi-Borrower CMBS:

	—	Overview: The mortgage pool consists of 50 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $723,323,870 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $14,466,477 and are secured by 76 mortgaged properties located throughout 26 states
	—	LTV: 60.7% weighted average Cut-off Date LTV Ratio
	—	DSCR: 2.29x weighted average Underwritten Debt Service Coverage Ratio
	—	Debt Yield: 11.7% weighted average Debt Yield on Underwritten NOI
	—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

	—	Amortization: 71.2% of the mortgage loans by Initial Pool Balance have scheduled amortization:
		–	30.5% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity or anticipated repayment date
		–	40.7% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity or anticipated repayment date
	—	Hard Lockboxes: 43.0% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
	—	Cash Traps: 98.8% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve
	—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
		-	Real Estate Taxes: 44 mortgage loans representing 93.5% of the Initial Pool Balance
		-	Insurance: 37 mortgage loans representing 59.9% of the Initial Pool Balance
		-	Replacement Reserves (Including FF&E Reserves): 41 mortgage loans representing 89.9% of the Initial Pool Balance
		-	Tenant Improvements / Leasing Commissions: 21 mortgage loans representing 85.0% of the portion of the Initial Pool Balance that is secured by office, mixed use, retail and industrial properties and one self storage property with office tenants
	—	Predominantly Defeasance: 86.3% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

	—	Office: 38.6% of the mortgaged properties by allocated Initial Pool Balance are office properties
	—	Mixed Use: 19.3% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties
	—	Retail: 16.7% of the mortgaged properties by allocated Initial Pool Balance are retail properties (14.0% are anchored or shadow anchored retail properties)
	—	Multifamily: 12.5% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
	—	Self Storage: 7.7% of the mortgaged properties by allocated Initial Pool Balance are self storage properties

■	Geographic Diversity: The 76 mortgaged properties are located throughout 26 states with only three states having greater than 10.0% of the allocated Initial Pool Balance: Texas (16.1%), California (14.1%) and Illinois (13.8%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	22	28	$299,501,709	41.4%
Goldman Sachs Mortgage Company	10	22	256,164,551	35.4
Rialto Mortgage Finance, LLC	9	16	90,851,031	12.6
RAIT Funding, LLC	6	6	55,563,296	7.7
KGS-Alpha Real Estate Capital Markets, LLC	3	4	21,243,283	2.9
Total	50	76	$723,323,870	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Units	Cut-off Date Balance Per SF / Unit	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
135 South LaSalle	$100,000,000	13.8%	Office	1,310,047	$76	5.42x	19.5%	30.3%
Selig Office Portfolio	72,000,000	9.95	Office	1,631,457	$211	2.22x	9.3%	63.4%
Dallas Market Center	71,803,978	9.9	Mixed Use	3,101,772	$83	2.13x	13.1%	64.1%
Pasadena Office Tower	42,000,000	5.8	Office	141,969	$296	1.62x	9.9%	73.9%
St. Anthony's Healthplex North	29,929,067	4.1	Office	96,847	$309	1.64x	9.2%	69.6%
Rockside Road Office Portfolio	29,500,000	4.1	Office / Mixed Use	389,949	$76	1.67x	10.7%	69.5%
Chalet Garden Apartments	27,500,000	3.8	Multifamily	484	$56,818	1.37x	8.7%	67.4%
Orinda Square	22,700,000	3.1	Mixed Use	90,537	$251	1.46x	9.1%	71.4%
Park at Sugar Creek	22,700,000	3.1	Mixed Use	140,254	$162	1.63x	10.0%	75.9%
Mesa Town Center	22,200,000	3.1	Retail	140,676	$158	2.79x	11.7%	46.3%
Top 10 Total / Wtd. Avg.	$440,333,045	60.9%				2.70x	12.5%	58.3%
Remaining Total / Wtd. Avg.	282,990,825	39.1				1.64x	10.5%	64.6%
Total / Wtd. Avg.	$723,323,870	100.0%				2.29x	11.7%	60.7%

Pari Passu Companion Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Companion Loans	Pari Passu Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)(1)	Master Servicer	Special Servicer
Selig Office Portfolio(2)	$72,000,000	9.95%	3	$273,000,000	$345,000,000	CGCMT 2015-GC29	Midland	Midland
Dallas Market Center(3)	$71,803,978	9.9%	2	$186,490,887	$258,294,865	GSMS 2015-GC30	Midland	Midland
Crowne Plaza Bloomington	$12,170,872	1.7%	1	$13,909,568	$26,080,440	CGCMT 2015-GC29	Midland	Midland

(1)	Each loan combination will be serviced under the related Controlling PSA, and the controlling class representative under the related Controlling PSA (or such other party as is designated under the related Controlling PSA) will be entitled to exercise the rights of controlling note holder for the subject loan combination.
(2)	The Selig Office Portfolio Companion Loans are currently comprised of the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $125,000,000, the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $123,000,000, and the non-controlling note A-4, with an outstanding principal balance as of the Cut-off Date of $25,000,000.
(3)	The Dallas Market Center Companion Loans are currently comprised of the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $129,646,071, and the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $56,844,816.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
St. Anthony’s Healthplex North(1)(2)	$29,929,067	$4,988,178	$34,917,245	4.8000%	69.6%	81.2%	1.64x	1.21x

(1)	The related mezzanine loan is initially being held by RAIT Partnership, L.P.
(2)	The St. Anthony’s Healthplex North Cut-off Date Mortgage Loan UW NCF DSCR and Cut-off Date Total Debt UW NCF DSCR are calculated using the mortgage loan’s non-standard amortization schedule (as set forth in Annex G to the Free Writing Prospectus) and the related mezzanine loan’s non-standard amortization schedule, as applicable, and are calculated based on the aggregate debt service for the 12-month period commencing August 1, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
1000 Second Avenue	GSMC	Seattle	WA	Office	$25,388,430	3.5%	JPMCC 2005-LDP5
2901 Third Avenue	GSMC	Seattle	WA	Office	$10,842,975	1.5%	JPMCC 2005-LDP5
3101 Western Avenue	GSMC	Seattle	WA	Office	$9,123,967	1.3%	JPMCC 2005-LDP5
300 Elliott Avenue West	GSMC	Seattle	WA	Office	$8,000,000	1.1%	JPMCC 2005-LDP5
3131 Elliott Avenue	GSMC	Seattle	WA	Office	$7,867,769	1.1%	JPMCC 2005-LDP5
2615 Fourth Avenue	GSMC	Seattle	WA	Office	$4,733,884	0.7%	JPMCC 2005-LDP5
190 Queen Anne Avenue North	GSMC	Seattle	WA	Office	$2,790,083	0.4%	JPMCC 2005-LDP5
Pasadena Office Tower	CGMRC	Pasadena	CA	Office	$42,000,000	5.8%	MLCFC 2006-2
Mesa Town Center	GSMC	San Diego	CA	Retail	$22,200,000	3.1%	CSFB 2005-C3
Hagerstown Plaza	GSMC	Hagerstown	MD	Retail	$14,160,573	2.0%	BSCMS 2005-PWR8
Best Storage-Tudor Road	CGMRC	Anchorage	AK	Self Storage	$9,830,595	1.4%	BSCMS 2005-PW10
Crowne Plaza Bloomington	CGMRC	Bloomington	MN	Hospitality	$12,170,872	1.7%	BSCMS 2007-PW17
Oakmont Apartments	GSMC	Tigard	OR	Multifamily	$10,700,000	1.5%	COMM 2006-C7
Gables CitiTower	CGMRC	Coral Gables	FL	Office	$8,986,917	1.2%	WBCMT 2003-C4
Deer Park Gardens	RMF	Deer Park	TX	Multifamily	$6,400,000	0.9%	CSMC 2006-C1
Infinity Corporate Center	KGS	Garfield Heights	OH	Office	$6,150,000	0.9%	JPMCC 2007-CB20
Diamonette Building	RAIT Funding, LLC	Doral	FL	Industrial	$6,000,000	0.8%	LBUBS 2005-C3
Truckee River Terraces	GSMC	Reno	NV	Multifamily	$5,900,000	0.8%	FNA 2013-M5
College Village Shopping Center	RMF	Overland Park	KS	Retail	$5,835,000	0.8%	MLMT 2005-CIP1
1081 and 1083 Harkins Road	GSMC	Salinas	CA	Industrial	$1,338,639	0.2%	BSCMS 2005-T20
11145 and 11165 Commercial Parkway	GSMC	Castroville	CA	Industrial	$1,288,190	0.2%	BSCMS 2005-T20
11285 Commercial Parkway	GSMC	Castroville	CA	Industrial	$896,576	0.1%	BSCMS 2005-T20
11085 Commercial Parkway	GSMC	Castroville	CA	Industrial	$827,518	0.1%	BSCMS 2005-T20
11325 Commercial Parkway	GSMC	Castroville	CA	Industrial	$649,077	0.1%	BSCMS 2005-T20
Avondale Apartments	KGS	Avondale	PA	Multifamily	$3,519,251	0.5%	MLMI 1998-C2
Granite Court	KGS	West Chester	PA	Multifamily	$1,474,032	0.2%	DLJCM 2000-CF1; SPARC 2001-CF1
Walgreens Winston-Salem	CGMRC	Winston-Salem	NC	Retail	$4,518,384	0.6%	JPMCC 2005-LDP3
Metro Storage	CGMRC	Taylor	MI	Self Storage	$2,608,650	0.4%	WBCMT 2005-C18
Cedar - Dover Plaza	CGMRC	Dover	OH	Retail	$2,474,015	0.3%	CSFB 2005-C4

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.
(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	18	$278,990,650	38.6%	3.18x	53.4%	13.6%
CBD	12	222,986,917	30.8	3.56x	49.3%	14.3%
Medical	1	29,929,067	4.1	1.64x	69.6%	9.2%
General Suburban	5	26,074,666	3.6	1.71x	70.0%	12.5%
Mixed Use	6	$139,586,628	19.3%	1.87x	67.8%	11.6%
Merchandise Mart/Retail	1	71,803,978	9.9	2.13x	64.1%	13.1%
Retail/Office	2	45,400,000	6.3	1.55x	73.7%	9.6%
Office/Flex	2	18,487,638	2.6	1.67x	69.5%	10.7%
Retail/Office/Flex	1	3,895,012	0.5	1.88x	59.5%	13.3%
Retail	16	$120,923,697	16.7%	1.71x	63.5%	9.7%
Anchored	7	75,618,397	10.5	1.88x	60.2%	10.4%
Single Tenant Retail	7	32,845,299	4.5	1.37x	69.7%	8.0%
Shadow Anchored	1	6,625,000	0.9	1.56x	62.2%	9.7%
Unanchored	1	5,835,000	0.8	1.65x	72.8%	11.1%
Multifamily	12	$90,362,331	12.5%	1.41x	67.1%	9.0%
Garden	10	77,762,331	10.8	1.41x	66.4%	9.1%
Student Housing	2	12,600,000	1.7	1.41x	71.6%	8.7%
Self Storage	15	$55,696,014	7.7%	1.86x	59.6%	10.3%
Hospitality	3	$26,764,550	3.7%	1.77x	69.7%	13.1%
Full Service	2	23,370,872	3.2	1.71x	70.5%	12.7%
Limited Service	1	3,393,678	0.5	2.17x	64.1%	15.8%
Industrial	6	$11,000,000	1.5%	2.05x	56.4%	12.6%
Flex	1	6,000,000	0.8	1.52x	63.8%	9.7%
Warehouse/Distribution	5	5,000,000	0.7	2.68x	47.6%	16.1%
Total / Wtd. Avg.	76	$723,323,870	100.0%	2.29x	60.7%	11.7%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution
Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)(3)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
Texas	6	$116,123,990	16.1%	$465,650,000	22.9%	$38,384,330	28.1%
California	9	102,000,000	14.1	161,660,000	8.0	10,567,904	7.7
Illinois	1	100,000,000	13.8	330,000,000	16.2	19,529,300	14.3
Washington	9	72,000,000	9.95	544,500,000	26.8	32,076,365	23.5
Oklahoma	4	51,322,427	7.1	72,700,000	3.6	4,347,255	3.2
Florida	6	41,969,352	5.8	77,600,000	3.8	4,941,683	3.6
Ohio	6	38,124,015	5.3	52,775,000	2.6	4,226,441	3.1
New Jersey	4	35,375,000	4.9	53,260,000	2.6	3,238,084	2.4
New York	8	22,242,809	3.1	31,880,000	1.6	1,974,639	1.4
Michigan	4	19,395,955	2.7	27,940,000	1.4	2,322,895	1.7
Maryland	1	14,160,573	2.0	19,700,000	1.0	1,232,538	0.9
Alaska	2	12,464,974	1.7	22,570,000	1.1	1,369,247	1.0
Pennsylvania	3	12,183,452	1.7	19,175,000	0.9	1,181,984	0.9
Minnesota	1	12,170,872	1.7	31,900,000	1.6	3,400,765	2.5
Nebraska	1	11,200,000	1.5	16,600,000	0.8	1,392,792	1.0
Oregon	1	10,700,000	1.5	17,900,000	0.9	884,765	0.6
Hawaii	1	9,000,000	1.2	21,380,000	1.1	1,124,788	0.8
Louisiana	1	9,000,000	1.2	12,400,000	0.6	746,416	0.5
Nevada	1	5,900,000	0.8	10,000,000	0.5	559,120	0.4
Kansas	1	5,835,000	0.8	8,010,000	0.4	649,241	0.5
Rhode Island	1	5,155,000	0.7	7,900,000	0.4	401,800	0.3
North Carolina	1	4,518,384	0.6	6,600,000	0.3	364,760	0.3
Iowa	1	3,600,000	0.5	5,200,000	0.3	349,987	0.3
South Carolina	1	3,394,048	0.5	5,450,000	0.3	384,606	0.3
Colorado	1	3,393,678	0.5	5,200,000	0.3	537,485	0.4
Connecticut	1	2,094,341	0.3	3,700,000	0.2	227,280	0.2
Total	76	$723,323,870	100.0%	$2,031,650,000	100.0%	$136,416,470	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	The Aggregate Appraised Value was calculated using the individual “as-is” appraised values for the Rockside Road Office Portfolio mortgaged properties and NY Seven Self Storage Portfolio mortgaged properties without regard to the portfolio premiums as described under “Certain Definitions—Appraised Value” in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,350,000 - 4,999,999	15	$55,774,266	7.7%
5,000,000 - 9,999,999	16	106,179,390	14.7
10,000,000 - 14,999,999	7	85,396,418	11.8
15,000,000 - 19,999,999	1	15,093,360	2.1
20,000,000 - 29,999,999	7	175,076,457	24.2
30,000,000 - 69,999,999	1	42,000,000	5.8
70,000,000 - 100,000,000	3	243,803,978	33.7
Total	50	$723,323,870	100.0%

Distribution of Underwritten DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.17 - 1.30	3	$25,682,154	3.6%
1.31 - 1.50	13	147,185,564	20.3
1.51 - 1.70	17	207,925,991	28.7
1.71 - 1.90	8	44,908,283	6.2
1.91 - 2.10	1	5,237,304	0.7
2.11 - 2.30	3	147,197,656	20.4
2.31 - 2.90	3	36,186,917	5.0
2.91 - 5.42	2	109,000,000	15.1
Total	50	$723,323,870	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Amortizing (20 Years)	1	$4,288,794	0.6%
Amortizing (25 Years)	2	6,787,726	0.9
Amortizing (30 Years)	16	209,663,989	29.0
Interest Only, Then Amortizing(2)	26	294,228,360	40.7
Interest Only	4	108,355,000	15.0
Interest Only - ARD	1	100,000,000	13.8
Total	50	$723,323,870	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date.
(2)	Original partial interest only periods range from 12 to 72 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Springing	29	$385,349,375	53.3%
Hard	18	311,274,495	43.0
None	2	16,600,000	2.3
Soft Springing	1	10,100,000	1.4
Total	50	$723,323,870	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
30.3 - 49.9	5	$145,186,917	20.1%
50.0 - 54.9	1	3,789,761	0.5
55.0 - 59.9	8	53,952,446	7.5
60.0 - 64.9	10	178,803,023	24.7
65.0 - 69.9	11	159,849,842	22.1
70.0 - 74.9	11	132,398,522	18.3
75.0 - 75.9	4	49,343,360	6.8
Total	50	$723,323,870	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
26.9 - 39.9	3	$114,224,221	15.8%
40.0 - 44.9	8	50,021,017	6.9
45.0 - 49.9	4	35,639,060	4.9
50.0 - 54.9	12	160,334,033	22.2
55.0 - 59.9	11	121,047,179	16.7
60.0 - 64.9	8	164,328,360	22.7
65.0 - 68.6	4	77,730,000	10.7
Total	50	$723,323,870	100.0%
(1)	See footnotes (1), (3) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	39	$626,746,237	86.6%
Acquisition	11	96,577,633	13.4
Total	50	$723,323,870	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.295 - 4.000	9	$273,741,530	37.8%
4.001 - 4.250	9	177,673,739	24.6
4.251 - 4.500	21	204,660,059	28.3
4.501 - 4.750	9	54,798,542	7.6
4.751 - 4.850	2	12,450,000	1.7
Total	50	$723,323,870	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.1 - 7.9	2	$20,248,360	2.8%
8.0 - 8.9	9	104,890,141	14.5
9.0 - 9.9	13	218,937,520	30.3
10.0 - 10.9	6	82,514,761	11.4
11.0 - 11.9	7	54,812,662	7.6
12.0 - 12.9	5	31,432,665	4.3
13.0 - 13.9	3	87,869,862	12.1
14.0 - 19.5	5	122,617,899	17.0
Total	50	$723,323,870	100.0%
(1)	See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.0 - 7.9	4	$37,248,360	5.1%
8.0 - 8.9	13	235,709,378	32.6
9.0 - 9.9	13	129,536,924	17.9
10.0 - 10.9	9	86,229,654	11.9
11.0 - 11.9	4	31,177,677	4.3
12.0 - 13.9	3	86,041,282	11.9
14.0 - 14.9	2	12,380,595	1.7
15.0 - 18.1	2	105,000,000	14.5
Total	50	$723,323,870	100.0%
(1)	See footnotes (1) and (8) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	4	$29,550,000	4.1%
24	11	$96,803,360	13.4%
36	5	$54,075,000	7.5%
60	5	$71,800,000	9.9%
72	1	$42,000,000	5.8%

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
84	1	$2,608,650	0.4%
120	49	720,715,220	99.6
Total	50	$723,323,870	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
82	1	$2,608,650	0.4%
115 - 119	49	720,715,220	99.6
Total	50	$723,323,870	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	5	$208,355,000	28.8%
240	1	4,288,794	0.6
300	2	6,787,726	0.9
360	42	503,892,349	69.7
Total	50	$723,323,870	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	5	$208,355,000	28.8%
239	1	4,288,794	0.6
299	2	6,787,726	0.9
355 - 360	42	503,892,349	69.7
Total	50	$723,323,870	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	44	$624,554,647	86.3%
Yield Maintenance	6	98,769,223	13.7
Total	50	$723,323,870	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	44	$676,317,998	93.5%
Replacement Reserves(1)	41	$650,147,126	89.9%
TI/LC(2)	21	$470,508,186	85.0%
Insurance	37	$433,106,792	59.9%
(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total office, mixed use, retail and industrial properties and one self storage property with office tenants only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)
Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Metro Storage	Self Storage	$2,608,650	0.4%	82	1.88x	12.1%	58.8%

(1)	The table above presents the mortgage loan whose balloon payment would be applied to pay down the aggregate principal balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Free Writing Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments prior to the maturity or anticipated repayment date, as applicable, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Free Writing Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

STRUCTURAL OVERVIEW

Distributions	On each distribution date, funds available for distribution from the mortgage loans, net of specified expenses of the issuing entity, net of yield maintenance charges and prepayment premiums and net of any excess interest distributable on the Class S certificates, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

	1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.
	2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate principal amount is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Free Writing Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to principal on the Class A-AB certificates until their certificate principal amount is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. However, if the certificate principal amounts of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate principal amounts (and the schedule for the Class A-AB principal distributions will be disregarded).
	3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amounts of those classes, together with interest at their respective pass-through rates.
	4.	Class A-S and Class PEZ certificates: (i) first, to interest on Class A-S and Class PEZ certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate principal amount of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.
	5.	Class B and Class PEZ certificates: (i) first, to interest on Class B and Class PEZ certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate principal amount of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

STRUCTURAL OVERVIEW (continued)

Distributions (continued)	6.	Class C and Class PEZ certificates: (i) first, to interest on Class C and Class PEZ certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class PEZ certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate principal amount of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class PEZ certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

	7.	Class D certificates: (i) first, to interest on the Class D certificates, up to their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate principal amount is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate principal amount of that class, together with interest at its pass-through rate.

	8.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C and Class D certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class E, Class F, Class G and Class H certificates sequentially in that order in a manner analogous to the Class D certificates, until the certificate principal amount of each such class is reduced to zero.

Realized Losses	The certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F, Class G and Class H certificates and the Class A-S, Class B and Class C trust components (and thus, the Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the such class or trust component on such Distribution Date. On each Distribution Date, any such write-offs will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate principal amount is reduced to zero: first, to the Class H certificates; second, to the Class G certificates; third, to the Class F certificates; fourth, to the Class E certificates; fifth, to the Class D certificates; sixth, to the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component); seventh, to the Class B trust component (and correspondingly to the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component); eighth, to the Class A-S trust component (and correspondingly to the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate principal amounts. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate principal amount of the Class B trust component resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges	On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly the Class A-S and Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class B trust component (and correspondingly the Class B and Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D and Class X-B certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X and Exchangeable Certificates) and trust components (and, therefore, the applicable classes of Exchangeable Certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X and Exchangeable Certificates) and trust components in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X and Exchangeable Certificates) and trust components in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X and Exchangeable Certificates) and/or trust component (and thus the applicable classes of Exchangeable Certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X and Exchangeable Certificates) and/or trust components (and, therefore, the applicable classes of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class E, Class F, Class G, Class H, Class S or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Free Writing Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Base Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the serviced loans, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of P&I advances, subject to reduction in connection with any appraisal reductions that may occur.

Serviced Mortgage Loans / Outside Serviced Mortgage Loans	Each of (i) the Selig Office Portfolio loan combination, (ii) the Dallas Market Center loan combination and (iii) the Crowne Plaza Bloomington loan combination constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” Each outside serviced mortgage loan will be serviced under a pooling and servicing agreement other than the CGCMT 2015-GC31 pooling and servicing agreement (such other pooling and servicing agreement, an “outside servicing agreement”) as reflected in the “Pari Passu Companion Loan Summary” table above. All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” or the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2015-GC31 pooling and servicing agreement). See “—Loan Combinations” below.

Appraisal Reduction Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Free Writing Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of an outside serviced mortgage loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement (as discussed under “—Loan Combinations” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Exchangeable Certificates, Class S and Class R certificates) and/or trust components then outstanding (i.e., first to the Class H certificates, then to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class PEZ certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced loan that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Free Writing Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Free Writing Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced companion loan(s) as one loan combination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Free Writing Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate principal amounts of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A and Class X-B certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2015-GC31 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

Directing Holder	The “Directing Holder” with respect to any mortgage loan serviced under the CGCMT 2015-GC31 pooling and servicing agreement will be the Controlling Class Representative.

Controlling Class Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate principal amount). The “controlling class” is the most subordinate class of the Control Eligible Certificates that has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates, or if no such class meets the preceding requirement, then the Class F certificates will be the controlling class; provided, however, that (at any time that the aggregate certificate principal amount of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D and Class E certificates and the Class A-S, Class B and Class C trust components has been reduced to zero without regard to the allocation of appraisal reduction amounts) (A) in the case of any class of Control Eligible Certificates to which the designation of “controlling class” would otherwise shift by operation of this definition, where the certificate principal amount of such class of Control Eligible Certificates has been reduced to zero (without regard to the allocation of appraisal reduction amounts) prior to such shift, then designation of “controlling class” shall not shift and shall remain with the class of Control Eligible Certificates currently designated as the controlling class, and (B) in the case of any class of Control Eligible Certificates which is then designated the “controlling class”, if the certificate principal amount of such class of Control Eligible Certificates is reduced to zero (without regard to the allocation of appraisal reduction amounts), then the designation of “controlling class” shall shift to the class of Control Eligible Certificates that is the most subordinate and that also has a remaining certificate principal amount. The “Control Eligible Certificates” consist of the Class F, Class G and Class H certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Free Writing Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that Torchlight Investors, LLC on behalf of one or more managed funds, will be the initial controlling class certificateholder(s) and is expected to appoint Torchlight Investors, LLC to be the initial Controlling Class Representative.

Control Termination Event

A “Control Termination Event” will occur when no class of the Control Eligible Certificates has an outstanding certificate principal amount as notionally reduced by any appraisal reduction amounts allocated to such class, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Control Termination Event is deemed to have occurred pursuant to the terms of the CGCMT 2015-GC31 pooling and servicing agreement; provided, however, that a Control Termination Event will in no event exist at any time that the aggregate certificate principal amount of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of appraisal reduction amounts) has been reduced to zero.

Consultation Termination Event	A “Consultation Termination Event” will occur when no class of Control Eligible Certificates has an outstanding certificate principal amount, without regard to the allocation of any appraisal reduction amounts, that is equal to or greater than 25% of the initial certificate principal amount of that class of certificates or when a Consultation Termination Event is deemed to have occurred pursuant to the terms of the CGCMT 2015-GC31 pooling and servicing agreement; provided, however, that a Consultation Termination Event will in no event exist at any time that the aggregate certificate principal amount of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of appraisal reduction amounts) has been reduced to zero.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights	So long as a Control Termination Event does not exist, the Directing Holder will be entitled to have consent and/or consultation rights under the CGCMT 2015-GC31 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each serviced mortgage loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain consultation rights under the CGCMT 2015-GC31 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the Controlling Class by certificate principal amount and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate principal amount nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2015-GC31 pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to an outside serviced loan combination, the Controlling Class Representative (prior to the occurrence of a Consultation Termination Event) will have limited consultation rights, and the applicable outside controlling class representative pursuant to, and subject to the limitations set forth in, the related outside servicing agreement will have consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Free Writing Prospectus.

Loan Combinations	The Selig Office Portfolio mortgage loan (evidenced by note A-3), which represents the non-controlling interest in the Selig Office Portfolio loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $72,000,000 and represents approximately 9.95% of the Initial Pool Balance. The related controlling companion loan evidenced by note A-1 was contributed to the CGCMT 2015-GC29 securitization transaction, the related non-controlling companion loan evidenced by note A-2 was contributed to the GSMS 2015-GC30 securitization transaction, and the related non-controlling companion loan evidenced by note A-4 is currently held by Goldman Sachs Mortgage Company outside the issuing entity, and is expected to be contributed to one or more future commercial mortgage securitization transactions. The Selig Office Portfolio companion loans have an aggregate outstanding principal balance as of the Cut-off Date of $273,000,000. The Selig Office Portfolio mortgage loan and the related companion loans will be serviced pursuant to the CGCMT 2015-GC29 pooling and servicing agreement.

The Dallas Market Center mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Dallas Market Center loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $71,803,978 and represents approximately 9.9% of the Initial Pool Balance. The related controlling companion loan evidenced by note A-1 was contributed to the GSMS 2015-GC30 securitization transaction, and the related non-controlling companion loan evidenced by note A-3 is currently held by Goldman Sachs Mortgage Company outside the issuing entity, and is expected to be contributed to one or more future commercial mortgage securitization transactions. The Dallas Market Center companion loans have an aggregate outstanding principal balance as of the Cut-off Date of $186,490,887. The Dallas Market Center mortgage loan and the related companion loans will be serviced pursuant to the GSMS 2015-GC30 pooling and servicing agreement.

The Crowne Plaza Bloomington mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Crowne Plaza Bloomington loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $12,170,872 and represents approximately 1.7% of the Initial Pool Balance. The related companion loan (evidenced by note A-1), represents the controlling interest in the Crowne Plaza Bloomington loan combination and was contributed to the CGCMT 2015-GC29 securitization transaction. The Crowne Plaza Bloomington companion loan has an outstanding principal balance as of the Cut-off Date of $13,909,568. The Crowne Plaza Bloomington mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2015-GC29 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Servicing Standard	Each of the serviced loans will be serviced by the master servicer and the special servicer pursuant to the terms of the CGCMT 2015-GC31 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders as a collective whole as if such certificateholders constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

Termination of Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be removed and replaced by the Controlling Class Representative with or without cause at any time.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of the voting rights of the certificates (other than the Class S and Class R certificates), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

Additionally, at any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2015-GC31 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

The related outside special servicer under each outside servicing agreement generally may be replaced by the related outside controlling class representative or the vote of the requisite holders of certificates issued under that outside servicing agreement (depending on whether or not a control termination event or a consultation termination event exists under that outside servicing agreement) in a manner similar to the manner in which the special servicer may be replaced under the CGCMT 2015-GC31 pooling and servicing agreement as described in the three preceding paragraphs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

23

STRUCTURAL OVERVIEW (continued)

Servicing Compensation

Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Free Writing Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

24

STRUCTURAL OVERVIEW (continued)

Operating Advisor	Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any related final asset status report but will not have any approval or consultation rights. After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions with respect to the serviced loan(s) and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

	—	all special notices delivered

	—	summaries of final asset status reports

	—	all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates

	—	an “Investor Q&A Forum” and a voluntary investor registry

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

25

CERTAIN DEFINITIONS

■	“ADR”: Means, for any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than four (4) months prior to the origination date of the related mortgage loan. With respect to the Rockside Road Office Portfolio mortgage loan, the appraised value is the appraiser’s “as-is” value of $42,472,500 which represents the appraised value for the Rockside Road Office Portfolio as a whole and includes a premium of approximately 5.0% above the sum of the appraised values for each of the four individual Rockside Road Office Portfolio mortgaged properties. With respect to the NY Seven Self Storage Portfolio mortgage loan, the appraised value is the appraiser’s “as-is” value of $30,500,000 which represents the appraised value for the NY Seven Self Storage Portfolio as a whole and includes a premium of approximately 7.5% above the sum of the appraised values for each of the seven individual NY Seven Self Storage Portfolio mortgaged properties. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Free Writing Prospectus for a description of Maturity Date/ARD LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: Means that the borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class S, Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class PEZ certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “Class” for such purpose) that has an outstanding certificate principal amount as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate principal amount of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or beds in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

26

CERTAIN DEFINITIONS (continued)

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Free Writing Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Free Writing Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default under the loan documents or one or more specified trigger events, at which time the lockbox converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default under the loan documents or one or more specified trigger events.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or beds at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Means the Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Means trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable) adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

27

CERTAIN DEFINITIONS (continued)

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Free Writing Prospectus to the extent material, and in certain cases contractual rent steps generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

28

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29

135 SOUTH LASALLE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

135 SOUTH LASALLE

135 South LaSalle

	Floor									
	44	Bank of America								
	43	Bank of America								
	42	Christensen & Ehret, L.L.P.	Box Market, LLC							
	41	Accreditation Council	Monere Holdings, Inc.							
	40	The NPD Group, Inc.	D.A. Marsh Jr., & Associates	Vacant	Overnorth, Inc.					
	39	James P. Meade, Jr.	Centennial Securities Company	Salibaco, LLC	Bailey, Borlack, Nadelhoffer					
	38	Frontenac Company, LLC								
	37	Bard Associates, Inc.	Crane, Heyman, Simon, Welch	Hydzik-Schade Associates						
	36	Davis Friedman, LLP								
	35	Gaiatech, Inc.								
	34	Daniel J. O'Connell & Assoc	Zulkie Partners LLC	Strategic Talent Solutions						
	33	Hoff Law Group	The Community Builders							
	32	Martin, Brown, Sullivan	Vacant	O'Connor Partners						
	31	Stantec Consulting Services								
	30	Rice Dairy, LLC	Oxford Global Resources	Dinsmore & Shohl, LLP	Simpson Gumpertz & Heger					
	29	Chesley Taft & Associates	Tenco, Inc.	Nationwide Mutual Insurance						
	28	Holden, LLC	Rothman Law Group	American Epilepsy Society						
	27	Volt Information Sciences	Building Management Office							
	26	Harvard Maintenance	Vacant	Fitness Center						
	25	Vacant	Alterian, Inc.	Fitness Center						
	24	FiServ Investments Solutions	Vacant	Corporate Concierge Services						
Transfer Floor	23	O'Connell Tivin Miller Burns	Bransfield, P.C.	O'Connell Tivin Miller Burns	O'Connell Tivin Miller Burns	O'Connell Tivin Miller Burns	Bell & Anderson	Bank of America		
	22	Edward T. Joyce & Associates	Vacant	Haimark, Ltd.	Verisight, Inc.	Local Initiatives Support	Vacant	Vacant		
	21	Baugh, Dalton, Carlson & Ryan	Vacant	The Chicago Corporation	Jay H. Mittelstead, Jr. & HCC	Heriaud & Genin, Ltd.	Vacant	Midland IRA, Inc.		
	20	Moving Station, LLC	United Airlines	Vacant	O'Connell Tivin Miller	NCF Management	Vacant	Vacant	Synectics, Inc.	
	19	AmTrust North America	Vacant	Edward Theobald Atty.	Winget Spadafora & Schwartzber	AmTrust North America	Thomas J. Stack	M. Wood Company	Elektra Holding Co.	Vacant
	18	Bank of America								
	17	Bank of America								
	16	Bank of America								
	15	Bank of America								
Transfer Floor	14	Bank of America								
	12	Bank of America								
	11	Bank of America								
	10	Bank of America								
	9	Bank of America								
	8	Bank of America	MCImetro Access							
	7	Bank of America								
	6	Bank of America								
	5	Bank of America								
	4	Bank of America								
	3	Bank of America								
	2	Bank of America								
	1	Bank of America Retail	Bank of America	Killerspinville, LLC	Books A Million	Vacant	Vacant	Parshv Enterprise		
	LL	Bank of America	Bank of America	Sam the Shoe Doctor

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

135 SOUTH LASALLE

135 South LaSalle
135 South LaSalle Street
Chicago, IL 60604
CHICAGO
Chicago Loop
Near North Side
Gold Coast
Streeterville
New East Side
West Loop
Printers Row
South Loop
MILLENNIUM PARK
GRANT PARK
Lake Michigan
Chicago River
South Branch Chicago River
Eisenhower Expwy
290
41
Lake Shore Drive
E. Superior St.
E. Huron St.
E. Erie St.
E. Ontario St.
E. Ohio St.
E. Grand Ave.
E. Illinois St.
E. Hubbard St.
E. Kinzie St.
E. North Water St.
E. Wacker Dr.
W. Wacker Dr.
W. Lake St.
E. Lake St.
W. Randolph St.
E. Randolph St.
W. Washington St.
W. Monroe St.
E. Monroe St.
W. Adams St.
W. Jackson Blvd.
E. Jackson Blvd.
W. Van Buren St.
E. Congress Pkwy.
W. Harrison St.
E. Balbo Ave.
W. Polk St.
E. 8th St.
E. 9th St.
E. 11th St.
N. State St.
N. Wabash Ave.
N. Rush St.
N. Michigan Ave.
MAGNIFICENT MILE
N. Columbus Dr.
N. Canal St.
N. Wacker Dr.
S. Canal St.
S. Wacker Dr.
S. Franklin St.
S. Wells St.
S. La Salle St.
S. Clark St.
S. Dearborn St.
S. State St.
S. Wabash Ave.
S. Michigan Ave.
S. Columbus Dr.
Northwestern University Chicago Campus
Northwestern Memorial Hospital
The Shops at North Bridge
River East Center
NBC Tower
Tribune Tower
Wrigley Building
Trump Intl. Hotel & Tower
Marina City
333 Wacker Drive
James R. Thompson Ctr./ Atrium Mall
Ford Ctr. for Performing Arts
Chicago Theatre
Prudential Plaza
AON Center
City Hall
Daley Plaza
Chicago Cultural Center
RANDOLPH STREET METRA
Harris Music & Dance Theater
Jay Pritzker Pavilion
Cloud Gate
Citigroup Center
Chicago Mercantile Exchange
Chase Tower
AT&T Corporate Center
Willis (Sears) Tower
Union Station
UNION STATION
Art Institute of Chicago
Chicago Symphony Center
Chicago Board of Trade
DePaul Univ. College of Law
Chicago Stock Exchange
Library
Robert Morris Univ.
Auditorium Theatre
VAN BUREN STREET METRA
Buckingham Fountain
Chicago Yacht Club
LA SALLE ST. METRA
Spertus Inst. of Jewish Studies
Dearborn Park
CTA BLUE, GREEN PINK LINES
CTA LOOP
CTA RED LINE
CTA BLUE LINE
CTA GREEN, ORANGE LINES
METRA COMMUTER RAIL
METRA
Clark/Lake
State/Lake
Lake/State
Randolph/Wabash
Washington/State
Washington/Wells
Madison/Wabash
Monroe/State
Adams/Wabash
Quincy/Wells
Jackson/State
LaSalle/Van Buren
LaSalle
Harrison
Grand
Des Plaines
Niles
Skokie
Evanston
Park Ridge
Elk Grove Village
Lincolnwood
Uptown
Melrose Park
Oak Park
Maywood
Elmhurst
Cicero
Berwyn
Brookfield
La Grange
Darien
Oak Lawn
Evergreen Park
Orland Park
Blue Island
Riverdale
INDIANA
Lake Michigan
CHICAGO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

135 SOUTH LASALLE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CGMRC
Location (City/State)	Chicago, Illinois	Cut-off Date Principal Balance	$100,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$76.33
Size (SF)	1,310,047	Percentage of Initial Pool Balance	13.8%
Total Occupancy as of 3/31/2015	95.7%	Credit Assessment (Moody’s / KBRA / MSTR)	A3 / AA / AAA
Owned Occupancy as of 3/31/2015	95.7%	Number of Related Mortgage Loans	None
Year Built / Latest Renovation	1934 / 2013-2014	Type of Security	Fee Simple
Appraised Value	$330,000,000	Mortgage Rate(1)	3.2950%
Original Term to Maturity (Months)(2)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$39,738,720
Underwritten Expenses	$20,209,421	Escrows
Underwritten Net Operating Income (NOI)	$19,529,300	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$18,111,245	Taxes	$2,686,535	$671,634
Cut-off Date LTV Ratio	30.3%	Insurance	$0	$0
Maturity Date LTV Ratio	30.3%	Replacement Reserve	$0	$20,970
DSCR Based on Underwritten NOI / NCF	5.85x / 5.42x	TI/LC	$0	$52,425
Debt Yield Based on Underwritten NOI / NCF	19.5% / 18.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$100,000,000	99.8%	Loan Payoff	$95,925,089	95.7%
Other Sources	225,000	0.2	Reserves	2,686,535	2.7
			Closing Costs	1,112,039	1.1
			Principal Equity Distribution	501,338	0.5
Total Sources	$100,225,000	100.0%	Total Uses	$100,225,000	100.0%

(1)	In the event the 135 South LaSalle Loan is not paid in full on or before the due date in May 2025, the 135 South LaSalle Loan will accrue interest through the due date in May 2030 at a rate per annum equal to the greater of (i) 6.2950% and (ii) the treasury rate plus 4.0%. See “—The Mortgage Loan” below.
(2)	The 135 South LaSalle Loan has an anticipated repayment date of May 6, 2025 and a maturity date of May 6, 2030. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “135 South LaSalle Loan”) is evidenced by a note in the original principal amount of $100,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office building located in Chicago, Illinois (the “135 South LaSalle Property”). The 135 South LaSalle Loan was originated by Citigroup Global Markets Realty Corp. on May 1, 2015 and represents approximately 13.8% of the Initial Pool Balance. The note evidencing the 135 South LaSalle Loan has an outstanding principal balance as of the Cut-off Date of $100,000,000 and accrues interest at an initial interest rate of 3.2950% per annum (the “Initial Interest Rate”). The proceeds of the 135 South LaSalle Loan were used to refinance existing debt on the 135 South LaSalle Property, fund reserves, pay origination costs and return equity to the borrower sponsors.

The 135 South LaSalle Loan had an initial term of 120 months and a remaining term of 118 months as of the Cut-off Date. The 135 South LaSalle Loan requires interest only payments at the Initial Interest Rate for the first 120 months through the due date occurring in May 2025 (the “ARD”). The final maturity date of the 135 South LaSalle Loan is the due date in May 2030. In the event the 135 South LaSalle Loan is not paid in full on or before the ARD, a 135 South LaSalle Trigger Event will occur and the 135 South LaSalle Loan will accrue interest through the final maturity date at a rate per annum equal to the greater of (i) 6.2950% and (ii) the treasury rate plus 4.0% (the “Adjusted Interest Rate”). If the 135 South LaSalle Loan is not paid in full on or before the ARD, then on each monthly due date (commencing with the ARD) the borrower is required to pay debt service on the 135 South LaSalle Loan at the Initial Interest Rate (while the 135 South LaSalle Loan accrues interest at the Adjusted Interest Rate) and all available excess cash flow from the 135 South LaSalle Property is required to be first applied to fully amortize the 135 South LaSalle Loan and after the 135 South LaSalle Loan has been fully amortized, it is required to be applied to any accrued but unpaid interest on the 135 South LaSalle Loan. Provided no event of default under the 135 South LaSalle Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date. Voluntary prepayment of the 135 South LaSalle Loan, without prepayment premium or yield maintenance charge, is permitted on or after the due date in January 2025.

The 135 South LaSalle Loan has received a credit assessment of A3 by Moody’s, AA by KBRA and AAA by MSTR.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

33

135 SOUTH LASALLE

■	The Mortgaged Property. The 135 South LaSalle Property is a 44-story (plus three below-ground levels), Class A, multi-tenant, high-rise office building containing 1,310,047 SF of net rentable area located in downtown Chicago, Illinois. The 135 South LaSalle Property was constructed in 1934 on a 1.4-acre site and underwent renovations in 2013-2014. The 135 South LaSalle Property covers one-half of a city block and is located at the northeast corner of LaSalle and West Adams Street in the Chicago central business district. It was formerly the headquarters of LaSalle Bank which was acquired by Bank of America in 2007. Pedestrian ingress and egress to the 135 LaSalle Property is available via LaSalle, Adams and Clark Streets. A total of 48 elevators provide access to the upper floors with four escalators and one dumbwaiter providing access from the below-grade levels to the main lobby.

The 135 South LaSalle Property also includes 24,050 SF of ground floor retail space and 51,754 SF of storage space. The 135 South LaSalle Property features art deco architecture and was awarded landmark status by the City of Chicago in 1994. The 135 South LaSalle Property’s art deco design features a grand, block-long lobby with cream-colored mosaic terrazzo floors and nickel silver accents, walls with fluted pilasters of cream-white marble and recessed panels of beige Italian marble. Many of the upper-floor tenant corridors are lined with green mosaic terrazzo and shoulder-high wainscoting in white-gray marble. As of March 31, 2015, the 135 South LaSalle Property is 95.7% leased to over 70 tenants and has experienced annual average occupancy of 90% since 2009.

The following table presents certain information relating to the major tenants at the 135 South LaSalle Property:

Tenant Name	Tenant Description	Renewal/Extension Options
Bank of America	Bank of America is an American multinational banking and financial services corporation headquartered in Charlotte, North Carolina. It is the second largest bank holding company in the United States by assets. As of 2013, Bank of America is the twenty-first largest company in United States by total revenue.	5, 5-year options

O’Connell Tivin Miller Burns	O’Connell Tivin Miller Burns provides legal representation in both personal injury and toxic tort matters and provides comprehensive legal services to both regional and national clients. The major emphasis of the firm’s practice is in the areas of toxic tort and insurance defense litigation. The firm’s attorneys have successfully tried civil cases in state and/or federal courts in California, Delaware, Florida, Georgia, Hawaii, Illinois, Indiana, Maryland, Michigan, New York, North Dakota, Ohio, Oklahoma, Pennsylvania, Tennessee, Texas, West Virginia, Wisconsin and Virginia.	1, 5-year option

AmTrust North America	AmTrust North America specializes in writing workers’ compensation insurance and commercial package coverage for small to mid-sized businesses. AmTrust North America is rated “A” (Excellent), Financial Size XIII rating from A.M. Best and publicly traded on the NASDAQ Global Market under the symbol AFSI.	1, 5-year option

FiServ Investment Solutions	FiServ Investment Solutions is part of FiServ, Inc. which is a global provider of financial services technology. FiServ Inc., the parent company, is listed on the NASDAQ under the ticker “FISV.”	1, 5-year option

Baugh, Dalton, Carlson & Ryan	Baugh, Dalton, Carlson & Ryan is a law firm that specializes in insurance litigation. Practice areas include directors and officers liability, professional liability defense for securities brokers and dealers, lawyers, accountants, insurance agents/brokers and other professionals as well as employment practices liability, surety matters and subrogation, construction liability and major coverage disputes.	1, 5-year option

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

135 SOUTH LASALLE

The following table presents certain information relating to the major tenants at the 135 South LaSalle Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Bank of America(2)	A/ Baa2/A-	826,962	63.1%	$14,978,756	56.3%	$18.11	7/31/2020	5, 5-year options
O’Connell Tivin Miller Burns	NR/NR/NR	32,028	2.4	951,698	3.6	29.71	10/31/2024	1, 5-year option
AmTrust North America	NR/NR/NR	26,849	2.0	789,705	3.0	29.41	11/30/2022	1, 5-year option
FiServ Investment Solutions(3)	NR/Baa2/BBB	14,651	1.1	456,405	1.7	31.15	2/29/2020	1, 5-year option
Gaiatech, Inc.(4)	NR/NR/NR	13,038	1.0	397,659	1.5	30.50	8/31/2020	2, 5-year options
Baugh, Dalton, Carlson & Ryan(5)	NR/NR/NR	13,265	1.0	379,785	1.4	28.63	8/19/2024	1, 5-year option
Frontenac Company, LLC	NR/NR/NR	13,419	1.0	379,404	1.4	28.27	4/30/2016	NA
Edward T. Joyce & Associates	NR/NR/NR	11,814	0.9	372,141	1.4	31.50	2/28/2023	1, 5-year option
Davis Friedman, LLP	NR/NR/NR	12,275	0.9	368,250	1.4	30.00	8/31/2015	2, 5-year options
Verisight, Inc.	NR/NR/NR	12,069	0.9	364,739	1.4	30.22	10/31/2016	NA
Ten Largest Tenants		976,370	74.5%	$19,438,541	73.1%	$19.91
Remaining Tenants		277,166	21.2	7,156,983	26.9	25.82
Vacant		56,511	4.3	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,310,047	100.0%	$26,595,524	100.0%	$21.22

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Bank of America occupies its space under a triple net lease. Bank of America has the right to reduce its total space by 43,000 SF, specifically with regards to floors 15-18, on the first day of lease years 8, 9, 10 and 11 with the payment of a termination fee.
(3)	FiServ Investment Solutions has a one-time right to terminate its lease on February 28, 2018 with a one-year notice period and a termination fee of $280,698.
(4)	Gaiatech, Inc. has a one-time right to terminate its lease on August 31, 2017 with a one-year notice period and payment of any unamortized tenant improvements, leasing commissions and concessions.
(5)	Baugh, Dalton, Carlson & Ryan has a one-time right to terminate its lease on August 19, 2019 with a one-year notice period and payment of any unamortized tenant improvements, leasing commissions and concessions.

The following table presents the lease rollover schedule at the 135 South LaSalle Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants(3)
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	32,311	2.5	2.5%	668,992	2.5	20.70	10
2016	52,518	4.0	6.5%	1,408,423	5.3	26.82	13
2017	47,576	3.6	10.1%	906,619	3.4	19.06	12
2018	23,778	1.8	11.9%	728,756	2.7	30.65	6
2019	60,997	4.7	16.6%	1,796,196	6.8	29.45	19
2020	891,666	68.1	84.6%	16,617,640	62.5	18.64	42
2021	41,968	3.2	87.8%	1,173,880	4.4	27.97	8
2022	25,156	1.9	89.8%	723,125	2.7	28.75	3
2023	26,280	2.0	91.8%	1,066,495	4.0	40.58	2
2024	48,329	3.7	95.5%	1,424,081	5.4	29.47	8
2025	0	0.0	95.5%	0	0.0	0.00	0
2026 & Thereafter	2,957	0.2	95.7%	81,318	0.3	27.50	1
Vacant	56,511	4.3	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,310,047	100.0%		$26,595,524	100.0%	$21.22	124

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain tenants have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and which are not reflected in the Lease Expiration Schedule.
(3)	Several tenants occupy multiple spaces within the 135 South LaSalle Property and portions of each such tenants’ spaces have lease expirations at different dates. As such, each space is treated as a separate tenant in the table above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

35

135 SOUTH LASALLE

The following table presents certain information relating to historical leasing at the 135 South LaSalle Property:

Historical Leased %(1)

	2010	2011	2012	2013	2014	As of 3/31/2015
Owned Space	84.5%	86.0%	87.4%	91.7%	92.3%	95.7%

(1)	As provided by the borrower and which represents average occupancy for the specified year unless otherwise indicated.

The following table presents certain information relating to the historical average annual rent per SF at the 135 South LaSalle Property:

Historical Average Base Rent per SF(1)

	2012	2013	2014	As of 3/31/2015
Base Rent per SF	$17.53	$17.98	$18.86	$21.22

(1)	Base Rent per SF calculation is based on borrower-provided rental figures and total occupied square footage of 1,145,374 (2012), 1,201,051 (2013), 1,209,173 (2014) and 1,253,536 (as of March 31, 2015).

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 135 South LaSalle Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 2/28/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$20,081,794	$21,598,402	$22,806,359	$22,805,996	$24,876,793	$18.99
Contractual Rent Steps(3)	0	0	0	0	1,718,731	1.31
Gross Up Vacancy	0	0	0	0	1,701,182	1.30
Total Rent	$20,081,794	$21,598,402	$22,806,359	$22,805,996	$28,296,706	$21.60
Total Reimbursables	10,742,366	11,307,414	12,261,014	11,844,817	11,837,480	9.04
Other Income(4)	1,480,726	1,469,535	1,332,166	1,348,893	1,348,893	1.03
Percentage Rent(5)	242,560	259,483	262,351	269,162	262,351	0.20
Vacancy & Credit Loss	0	0	0	0	(2,006,709)	(1.53)
Effective Gross Income	$32,547,447	$34,634,834	$36,661,890	$36,268,868	$39,738,720	$30.33

Real Estate Taxes	$7,139,189	$7,495,511	$7,596,950	$7,596,950	$7,824,858	$5.97
Insurance	384,178	402,402	303,399	302,221	446,689	0.34
Management Fee	660,000	660,000	660,000	660,000	1,000,000	0.76
Other Operating Expenses	9,546,947	10,351,574	10,909,575	11,109,457	10,937,873	8.35
Total Operating Expenses	$17,730,315	$18,909,488	$19,469,924	$19,668,628	$20,209,421	$15.43

Net Operating Income(6)	$14,817,132	$15,725,346	$17,191,966	$16,600,240	$19,529,300	$14.91
TI/LC	0	0	0	0	1,156,046	0.88
Replacement Reserves	0	0	0	0	262,009	0.20
Net Cash Flow	$14,817,132	$15,725,346	$17,191,966	$16,600,240	$18,111,245	$13.82

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The Underwritten Base Rent is based on contractual rents for tenants at the 135 South LaSalle Property. The increase of approximately $2.07 million in Base Rent from TTM 2/28/2015 to the underwritten amount is attributable to tenant lease renewals at higher rents and new tenant leases.
(3)	Underwritten Contractual Rent Steps includes the present value of contractual rent steps (discounted at an 8.0% rate) pursuant to the Bank of America lease and the actual scheduled rent increases through May 1, 2016 for any other tenants.
(4)	Other income includes sub-metered electricity, sprinkler income, overtime HVAC, elevator service income and tenant service income (repairs and extra cleaning).
(5)	Percentage Rent is paid by Books-A-Million in lieu of base rent and recoveries. Tenant sales for 2012, 2013 and 2014 were $184, $168 and $164 per SF, respectively.
(6)	The Net Operating Income for the period beginning on January 1, 2015 and ending on February 28, 2015 was $4,800,694.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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135 SOUTH LASALLE

■	Appraisal. According to the appraisal, the 135 South LaSalle Property had an “as-is” appraised value of $330,000,000 as of March 30, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated April 10, 2015, there were no recommendations for further action for the 135 South LaSalle Property other than the continuation of an operations and maintenance plan for asbestos, which was in place at origination of the 135 South LaSalle Loan.

■	Market Overview and Competition. The 135 South LaSalle Property is located in the Central Loop submarket of the Chicago central business district. The Central Loop is the second largest submarket in downtown Chicago, consisting of 36.1 million SF of office space. The submarket offers an optimal combination of transportation access and amenities in the city. The Central Loop has more Chicago Transit Authority stations than any other submarket, and all lines are accessible within a few blocks of the 135 South LaSalle Property. The 135 South LaSalle Property is easily accessible from the three major arteries that serve downtown Chicago: Interstates 90 / 94, Interstate 290 and US Highway 41. Additionally, the 135 South LaSalle Property is located nearby metro stations and the Chicago Transit Authority “L” stops.

According to the appraisal, some of the top employers within the area consist of Advocate Health Care System, JPMorgan Chase & Co., University of Chicago, Walgreen Co. and AT&T. According to the appraisal, the estimated population for 2015 within a 0.5-, 1- and 2-mile radius is 14,380, 63,249 and 203,149, respectively. The 2015 estimated average household income within a 0.5-, 1- and 2-mile radius is $101,591, $113,311 and $109,469, respectively. According to a third-party report, the Central Loop submarket is comprised of 23.3 million SF of Class A office space within 27 buildings with a 10.9% vacancy rate and asking rent of $32.04 per SF.

Based on recent lease comparables, the appraiser concluded to an average rental rate of $31.00 per SF for the office space on floors 1-30, $33.00 per SF for floors 31-44, $45.00 per SF for ground floor retail and $16.00 per SF for storage.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 135 South LaSalle Property:

Office Lease Comparables(1)

	135 South LaSalle	120 South LaSalle Building	Burnham Center	LaSalle-Wacker Building	Bank of America Center	Chicago Board of Trade
Year Built	1934	1928	1914	1930	1924	1930
Total GLA	1,310,047	650,279	579,778	360,594	994,761	1,365,182
Total Occupancy	95.7%	78%	93%	84%	90%	66%
Base Rent	$21.22	$25.00 – $29.00	$24.50 – $27.85	$23.00 – $32.00	$21.25 - $30.00	$25.00 - $32.50

(1)	Source: Appraisal.

■	The Borrower. The borrower of the 135 South LaSalle Loan is 135 S LaSalle Property, LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 135 South LaSalle Loan. The borrower sponsors and non-recourse carveout guarantors for the 135 South LaSalle Loan are Michael Karfunkel 2005 GRAT and George Karfunkel. It is anticipated that the Michael Karfunkel 2005 GRAT will make its final annuity payment in June of 2015, at which time it is required to be replaced as a carveout guarantor by the Michael Karfunkel Family Trust. Michael and George Karfunkel founded AmTrust Realty Corp. in 1993 and it is the owner of eight million SF of commercial real estate including: 59 Maiden Lane and 250 Broadway in downtown Manhattan; 303 South Broadway in Tarrytown, NY; AXA Towers in Syracuse, NY; the 135 South LaSalle Property, 33 West Monroe and 1 East Wacker Drive in Chicago; and Fifth Third Center in Toledo, Ohio.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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135 SOUTH LASALLE

■	Escrows. On the origination date, the borrower funded a reserve of $2,686,535 for real estate taxes.

On each due date, the borrower is required to pay to the lender (i) one-twelfth of the taxes that the lender estimates will be payable during the next ensuing 12 months, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the 135 South LaSalle Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve in the amount of $52,425 and (iv) a replacement reserve in the amount of $20,970.

■	Lockbox and Cash Management. The 135 South LaSalle Loan documents require a springing lockbox with springing cash management. Upon the occurrence of a 135 South LaSalle Trigger Event, the 135 South LaSalle Loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the 135 South LaSalle Property be deposited into such lockbox account immediately following receipt. On each business day that no 135 South LaSalle Trigger Period is continuing, all amounts in the lockbox account are required to be swept to an operating account of the borrower. During the continuance of a 135 South LaSalle Trigger Period, all amounts in the lockbox account are required to be swept to a lender-controlled cash management account on a daily basis and, provided no event of default under the 135 South LaSalle Loan documents is continuing, applied to payment of applicable debt service, payment of operating expenses and funding of required reserves, with the remainder being deposited into an excess cash flow reserve. Funds in the excess cash flow reserve are (i) to the extent no 135 South LaSalle Trigger Period is continuing and provided that the excess cash flow funds are not required to be held as collateral to satisfy the Excess Cash Flow Threshold (as defined below) in order to cure a 135 South LaSalle Specified Tenant Trigger Period, to be swept into the borrower’s operating account, (ii) to the extent a 135 South LaSalle Trigger Period is continuing, to be held by the lender as additional collateral for the 135 South LaSalle Loan (provided that, so long as (a) no event of default is continuing, (b) the ARD has not occurred and (c) the excess cash flow funds are not required to be held as collateral to satisfy the Excess Cash Flow Threshold (as defined below) in order to cure a 135 South LaSalle Specified Tenant Trigger Period, funds in the excess cash flow reserve may be disbursed for tenant improvements and leasing commissions costs to the extent there are not sufficient funds on reserve in the tenant improvements and leasing commissions escrow) and (iii) to the extent that the 135 South LaSalle Loan has not been paid in full as of the ARD and no event of default is continuing, on each monthly due date commencing with the ARD, to be applied by the lender in the following order of priority: (i) first, to the reduction of the principal balance of the 135 South LaSalle Loan until the principal balance of the 135 South LaSalle Loan (excluding any accrued interest) is zero and (ii) second, to the payment of any accrued interest until the outstanding amount of accrued interest is zero (see “—The Mortgage Loan” above for a description of the 135 South LaSalle Loan’s ARD component). During the continuance of an event of default under the 135 South LaSalle Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 135 South LaSalle Loan (and/or toward the payment of expenses of the 135 South LaSalle Property), in such order of priority as the lender may determine.

A “135 South LaSalle Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the 135 South LaSalle Loan documents and continuing until the same is cured, (ii) commencing on the date that the debt service coverage ratio is less than 1.30x and continuing until the debt service coverage ratio is equal to or greater than 1.35x for one calendar quarter, (iii) commencing upon the occurrence of a 135 South LaSalle Specified Tenant Trigger Period, and continuing until the same is cured and (iv) commencing on the ARD.

A “135 South LaSalle Specified Tenant” means (i) Bank of America and (ii) any of the other lessee(s) of the space demised to Bank of America (or any portion thereof) and any guarantor of the applicable related specified tenant lease, provided that with respect to a replacement lease, such replacement 135 South LaSalle Specified Tenant thereunder, when aggregated with all other leases at the 135 South LaSalle Property with the same tenant or as affiliate thereof, either (A) accounts for at least 15% of the gross rents or (B) occupies 15% of the square footage of the 135 South LaSalle Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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135 SOUTH LASALLE

A “135 South LaSalle Specified Tenant Trigger Period” means a period: (A) commencing upon the first to occur of (i) a 135 South LaSalle Specified Tenant being in monetary default under its lease, (ii) a 135 South LaSalle Specified Tenant giving notice that it is terminating all or any portion of its lease, (iii) any termination, cancellation or failure to be in full force and effect of any 135 South LaSalle Specified Tenant lease, (iv) any bankruptcy or similar insolvency of any 135 South LaSalle Specified Tenant and (v) a 135 South LaSalle Specified Tenant failing to extend or renew its lease on or prior to the applicable notice deadline for a minimum period of five years; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence of (1) the satisfaction of the 135 South LaSalle Specified Tenant Cure Conditions or (2) the borrower re-leasing the entire space that was demised pursuant to the 135 South LaSalle Specified Tenant’s lease to a new tenant (or series of new tenants), and the applicable 135 South LaSalle Specified Tenant (or series of tenants) under such lease being in actual, physical occupancy of the space demised under its lease and paying the full amount of the rent due. Notwithstanding the foregoing, no 135 South LaSalle Specified Tenant Trigger Period will be deemed to be ongoing during any period that the debt yield of the 135 South LaSalle Loan equals or exceeds 10% or the amount on deposit in the excess cash flow account equals or exceeds the Excess Cash Flow Threshold.

“135 South LaSalle Specified Tenant Cure Conditions” means each of the following, as applicable: (i) the applicable 135 South LaSalle Specified Tenant has cured all defaults under the related lease; (ii) the applicable 135 South LaSalle Specified Tenant is in possession of its premises; (iii) the applicable 135 South LaSalle Specified Tenant has revoked or rescinded any termination or cancellation notices previously delivered and has re-affirmed its lease; (iv) the applicable 135 South LaSalle Specified Tenant has renewed or extended its lease for a minimum term of at least 5 years; (v) with respect to any applicable bankruptcy or insolvency proceedings, the applicable 135 South LaSalle Specified Tenant has affirmed its lease pursuant to a final, non-appealable order of a court of competent jurisdiction; and (vi) the applicable 135 South LaSalle Specified Tenant is paying full, unabated rent under its lease.

“Excess Cash Flow Threshold” means an amount equal to the product of $65 and the number of SF demised to the applicable 135 South LaSalle Specified Tenant; provided, however, if the applicable 135 South LaSalle Specified Tenant Trigger Period was caused by a partial termination of a lease with a 135 South LaSalle Specified Tenant or a failure to renew a portion of the applicable lease, the Excess Cash Flow Threshold will be prorated to equal the product of $65 and the number of SF being terminated or not renewed with respect to the applicable 135 South LaSalle Specified Tenant’s lease.

■	Property Management. The 135 South LaSalle Property is currently managed by AmTrust Realty Corp., an affiliate of the borrower. Under the 135 South LaSalle Loan, the 135 South LaSalle Property may not be managed by any party other than AmTrust Realty Corp.; provided, however, if no event of default under the 135 South LaSalle Loan exists, the borrower can replace AmTrust Realty Corp. with a property manager that is reasonably approved by the lender in writing and, if such property manager is an affiliate of the borrower, a new non-consolidation opinion is provided from the borrower’s counsel. The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists a 135 South LaSalle Trigger Period, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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135 SOUTH LASALLE

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy, without exclusion for acts of terrorism, in an amount equal to the full replacement cost of the 135 South LaSalle Property and business interruption coverage with no exclusion for terrorism that provides 18 months of business interruption coverage with an additional 6-month extended period of indemnity or until the income is restored to its prior level (whichever occurs first). The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no higher than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

40

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41

SELIG OFFICE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

42

SELIG OFFICE PORTFOLIO

Selig Office Portfolio
1 1000 Second Avenue Seattle, WA
2 2901 Third Avenue Seattle, WA
3 3101 Western Avenue Seattle, WA
4 300 Elliott Avenue West Seattle, WA
5 3131 Elliott Avenue Seattle, WA
6 2615 Fourth Avenue Seattle, WA
7 190 Queen Anne Avenue North Seattle, WA
8 200 First Avenue West Seattle, WA
9 18 West Mercer Street Seattle, WA
Queen Anne
West Lake
Lake Union
Capitol Hill
SEATTLE
Midtown
First Hill
Downtown
Yesler Terrace
International District
Puget Sound
Elliott Bay
W McGraw St
Boston St
W Queen Anne Playfield
W Blaine St
W Galer St
Galer St
Kracke Park
W Highland Dr
W Prospect St
Prospect St
Kinnear Park
W Olympic Pl
Aloha St
Roy St
Valley St
W Mercer St
Mercer St
Cornish Playhouse
Seattle Repertory Theatre
McCaw Hall
The Bill & Melinda Gates Foundation
SEATTLE CENTER
Memorial Stadium
Key Arena
Theater Puget Sound
Space Needle
Pacific Science Ctr.
Myrtle Edwards Park
Western Ave
Elliott Ave
Elliott Ave W
SOUNDER - EVERETT/SEATTLE LINE
MONORAIL
Denny Park
Denny Way
Thomas Street Park
New Amazon Headquarters
Battery St Tunnel
Alaskan Way Viaduct
Alaskan Way
Volunteer Park
Lakeview Place
Bellevue Place
Broadway Market
E John St
E Olive Way
E Denny Way
Seattle Central Comm. College
Bobby Morris Playfield
University Link (Under Construction)
Convention Place
Pacific Place
Paramount Theatre
Westlake Center
RETAIL CORRIDOR
Wash. State Conv. Center
Virginia Mason Medical Ctr.
Swedish Medical Center
Seattle University
The 5th Avenue Theater
Freeway Park
PIKE PLACE MARKET
Seattle Aquarium
Waterfront Park
Benaroya Hall
The Seattle Great Wheel
Tillicum Village
Harborview Medical Center
Madison St
Marion St
Union St
University St
James St
E Jefferson St
Yesler Way
PIONEER SQUARE
Central Link
Light Rail
Kobe Terrace Park
S Jackson St
Int'l District Chinatown
KING ST.
S Dearborn St
CenturyLink Field
Safeco Field
Stadium
Rizal Park
Sea-Tac Intl. Airport 13 Miles
SEATTLE-VICTORIA FERRY
SEATTLE-BRIDGEMONT
SEATTLE-BAINBRIDGE ISLAND
SEATTLE-BREMERTON
SEATTLE-VASHON
Queen Anne Ave N
Warren Ave N
Nob Hill Ave N
Westlake Ave N
8th Ave W
10th Ave W
7th Ave W
5th Ave N
Taylor Ave N
Aurora Ave N
Fairview Ave N
9th Ave
Eastlake Ave E
Broad St
Virginia St
Stewart St
Boren Ave
5th Ave
4th Ave
2nd Ave
1st Ave
Wall St
Broadway
10th Ave
12th Ave
12th Ave
Marysville
Everett
Shoreline
SEATTLE
Redmond
Kirkland
Bellevue
Renton
Kent
Federal Way
Auburn
TACOMA
Lakewood
CASCADE RANGE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

43

SELIG OFFICE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	9		Loan Seller	GSMC
Location (City/State)	Seattle, Washington		Cut-off Date Principal Balance(4)	$72,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(2)	$211.47
Size (SF)	1,631,457		Percentage of Initial Pool Balance	9.95%
Total Occupancy as of 2/23/2015(1)	92.4%		Number of Related Mortgage Loans	None
Owned Occupancy as of 2/23/2015(1)	92.4%		Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP		Mortgage Rate	3.9085%
Appraised Value	$544,500,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Period (Months)	120

Underwritten Revenues	$44,652,839
Underwritten Expenses	$12,576,474	Escrows
Underwritten Net Operating Income (NOI)	$32,076,365		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$30,307,148	Taxes	$255,019	$255,019
Cut-off Date LTV Ratio(2)	63.4%	Insurance	$0	$0
Maturity Date LTV Ratio(2)(3)	62.3%	Replacement Reserve	$0	$33,989
DSCR Based on Underwritten NOI / NCF(2)	2.35x / 2.22x	TI/LC	$0	$203,932
Debt Yield Based on Underwritten NOI / NCF(2)	9.3% / 8.8%	Other(5)	$7,616,186	$0

Sources and Uses(2)
Sources	$	%	Uses	$	%
Loan Combination Amount	$345,000,000	100.0%	Loan Payoff	$307,285,721	89.1%
			Principal Equity Distribution	27,103,125	7.9
			Reserves	7,871,205	2.3
			Closing Costs	2,739,949	0.8
Total Sources	$345,000,000	100.0%	Total Uses	$345,000,000	100.0%

(1)	Total Occupancy and Owned Occupancy include: (i) 6,715 SF of space leased by Triton Radio Networks whose lease expires in February 2016, but as of June 2015 was dark and still paying rent and (ii) 17,359 SF of space for three tenants (CKCA2 Inc., Sound View Advisors and Koru Careers, Inc.) that have executed leases but have not yet taken occupancy or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy excluding the four tenants described in the preceding sentence are both 90.9%. Additionally, Total Occupancy and Owned Occupancy do not include 37,864 SF of space that Washington State Ferries will vacate in August 2015 pursuant to a recently executed lease renewal.
(2)	Calculated based on the aggregate balance of the Selig Office Portfolio Loan Combination.
(3)	The Maturity Date LTV Ratio is calculated utilizing the aggregate “as stabilized” appraised value of $553,400,000 which includes “as stabilized” appraised values for four of the Selig Office Portfolio Properties. The Maturity Date LTV Ratio calculated on the basis of the “as-is” appraised value is 63.4%. See “—Appraisals” below.
(4)	The Cut-off Date Principal Balance of $72,000,000 represents the non-controlling note A-3 of a $345,000,000 loan combination evidenced by four pari passu notes. The companion loans are evidenced by (i) the controlling note A-1 with a principal balance of $125,000,000 as of the Cut-off Date, which was contributed to the Citigroup Commercial Mortgage Trust 2015-GC29, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29 (“CGCMT 2015-GC29”) transaction, (ii) the non-controlling note A-2 with a principal balance of $123,000,000 as of the Cut-off Date, which was contributed to the GS Mortgage Securities Trust 2015-GC30, Commercial Mortgage Pass-Through Certificates, Series 2015-GC30 (“GSMS 2015-GC30”) transaction and (iii) the non-controlling note A-4 with a principal balance of $25,000,000 as of the Cut-off Date, which is expected to be contributed to a future securitization transaction.
(5)	Other upfront reserves represent $3,900,807 for an unexecuted lease holdback related to two negotiated leases that are now signed but were out for signature at the time of loan origination (which holdback has since been released), $3,377,855 for unfunded obligations (primarily related to tenant improvements and unfunded free rent at the Selig Office Portfolio Properties) and a $337,524 deferred maintenance and environmental escrow reserve (primarily related to $200,000 for remediation of potential soil and groundwater issues at the 2615 Fourth Avenue Property, and various other items at the Selig Office Portfolio Properties, none greater than $20,000). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Selig Office Portfolio Loan”) is part of a loan combination (the “Selig Office Portfolio Loan Combination”) evidenced by four pari passu notes that are together secured by first mortgages encumbering the borrower’s fee simple interest in nine office buildings located in Seattle, Washington (collectively, the “Selig Office Portfolio Properties”). The Selig Office Portfolio Loan (evidenced by note A-3), which represents a non-controlling interest in the Selig Office Portfolio Loan Combination, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $72,000,000 and represents approximately 9.95% of the Initial Pool Balance. The related companion loans (collectively, the “Selig Office Portfolio Companion Loan”) are evidenced by (i) note A-1, which represents the controlling interest in the Selig Office Portfolio Loan Combination and was contributed to the CGCMT 2015-GC29 transaction, (ii) note A-2, which represents a non-controlling interest in the Selig Office Portfolio Loan Combination and was contributed to the GSMS 2015-GC30 transaction, and (iii) note A-4, which represents a non-controlling interest in the Selig Office Portfolio Loan Combination and is currently held by Goldman Sachs Mortgage Company outside the Issuing Entity. The Selig Office Portfolio Companion Loan has an aggregate outstanding principal balance as of the Cut-off Date of $273,000,000. The Selig Office Portfolio Loan Combination was originated by Goldman Sachs Mortgage Company on March 19, 2015 and has an original principal balance of $345,000,000. Each note has an interest rate of 3.9085% per annum. The borrower utilized the proceeds of the Selig Office Portfolio Loan Combination to refinance the existing debt on the Selig Office Portfolio Properties, return equity to the borrower sponsors, fund reserves and pay origination costs.

The Selig Office Portfolio Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Selig Office Portfolio Loan requires payments of interest only during its term. The scheduled

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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maturity date of the Selig Office Portfolio Loan is the due date in April 2025. The Selig Office Portfolio Loan may be voluntarily prepaid in whole or in part on or after the due date in January 2025 without payment of any prepayment premium or yield maintenance premium. Provided that no event of default under the Selig Office Portfolio Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date of the Selig Office Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last Selig Office Portfolio Companion Loan is deposited.

■	The Mortgaged Properties. The Selig Office Portfolio Properties consist of five Class A and four Class B office buildings located in Seattle, Washington that were constructed between 1971 and 1986. The collateral securing the Selig Office Portfolio Loan Combination totals approximately 1,631,457 SF and the largest tenants include Holland America (11.0% of GLA, 9.9% of UW Base Rent), Washington State Ferries (5.3% of GLA, 5.6% of UW Base Rent), Emeritus Corporation (4.7% of GLA, 5.2% of UW Base Rent), Cell Therapeutics (4.0% of GLA, 5.0% of UW Base Rent) and Cisco Systems (4.1% of GLA, 4.8% of UW Base Rent). As of February 23, 2015, Total Occupancy and Owned Occupancy for the Selig Office Portfolio Properties were both 92.4%.

 The following table presents certain information relating to the Selig Office Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)(2)	Property Class	Year Built / Renovated	Appraised Value(1)	UW NCF(1)
1000 Second Avenue	Seattle	WA	$25,388,430	447,792	97.8%	Class A	1986 / NAP	$192,000,000	$10,106,504
2901 Third Avenue	Seattle	WA	10,842,975	269,862	76.7%	Class A	1982 / NAP	82,000,000	4,058,884
3101 Western Avenue	Seattle	WA	9,123,967	187,035	96.1%	Class A	1984 / NAP	69,000,000	4,167,663
300 Elliott Avenue West	Seattle	WA	8,000,000	226,159	99.7%	Class B	1981 / NAP	60,500,000	3,790,919
3131 Elliott Avenue	Seattle	WA	7,867,769	189,849	91.3%	Class A	1986 / NAP	59,500,000	3,463,718
2615 Fourth Avenue	Seattle	WA	4,733,884	124,276	89.4%	Class A	1974 / NAP	35,800,000	2,097,270
190 Queen Anne Avenue North	Seattle	WA	2,790,083	84,582	98.1%	Class B	1974 / NAP	21,100,000	1,209,573
200 First Avenue West	Seattle	WA	2,115,702	66,470	85.2%	Class B	1971 / NAP	16,000,000	852,940
18 West Mercer Street	Seattle	WA	1,137,190	35,432	94.6%	Class B	1984 / NAP	8,600,000	559,677
Total / Wtd. Avg.			$72,000,000	1,631,457	92.4%			$544,500,000	$30,307,148

(1)	Based on the Selig Office Portfolio Loan Combination.
(2)	Occupancy as of February 23, 2015. Occupancy does not include 37,864 SF of space that Washington State Ferries will vacate in August 2015 pursuant to a recently executed lease renewal.

The following table presents certain information relating to the major tenants at the Selig Office Portfolio Properties:

Tenant Name	Tenant Description	Renewal / Extension Options
Holland America	Holland America is widely recognized as a leader in the premium segment of the cruise industry. The company’s fleet of 15 ships annually offers more than 500 cruises to 415 ports of call in 98 countries, territories or dependencies. In 1989, Holland America Line Inc. became a wholly owned subsidiary of Carnival Corp (NYSE: CCL), the largest cruise company in the world.	1, 5-year option
Washington State Ferries	Washington State Ferries operates the largest ferry system in the United States. Twenty-two (22) ferries cross Puget Sound and its inland waterways, carrying more than 22 million passengers to 20 different ports of call. From Tacoma, Washington, to Sidney, British Columbia, the ferries travel up and down the Sound, acting as a marine highway for commercial users, tourists and daily commuters alike.	NA
Emeritus Corporation	Emeritus Corporation is the nation’s largest assisted living and memory care provider, with the ability to serve nearly 54,000 residents. Over 31,000 employees support more than 500 communities throughout 45 states coast to coast. In July 2014, Emeritus Corporation merged with Brookdale Senior Living Inc., the leading operator of senior living communities throughout the United States.	2, 5-year options
Cell Therapeutics	Cell Therapeutics is a biopharmaceutical company whose mission is to acquire, develop and bring to market less toxic, more effective ways to treat and cure cancer. The company has a commercial product, PIXUVRI®, available in certain markets in Europe, as well as a diverse late-stage development pipeline that it believes will drive future growth of the company. The company is headquartered in Seattle, Washington, with offices in London and Milan.	2, 5-year options
Cisco Systems	Cisco System, Inc. (NASDAQ:CSCO), incorporated in 1984, designs, manufactures, and sells Internet protocol (IP)-based networking products and services related to the communications and information technology (IT) industry. The company’s customers include businesses of all sizes, public institutions, telecommunication companies, other service providers and individuals.	2, 3-year options

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the Selig Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Holland America(2)(3)	NR / Baa1 / BBB+	179,042	11.0%	$3,845,112	9.9%	$21.48	12/31/2016	1, 5-year option
Washington State Ferries(4)	NR / NR / NR	86,510	5.3	2,162,750	5.6	25.00	8/31/2020	NA
Emeritus Corporation(5)	NR / NR / NR	76,690	4.7	2,009,635	5.2	26.20	9/30/2025	2, 5-year options
Cell Therapeutics(6)	NR / NR / NR	66,045	4.0	1,948,328	5.0	29.50	4/30/2022	2, 5-year options
Cisco Systems(7)	NR / A1 / AA-	66,363	4.1	1,850,868	4.8	27.89	7/10/2019	2, 3-year options
Immigration and Customs Enforcement	AAA / Aaa / AA+	51,235	3.1	1,748,124	4.5	34.12	3/31/2017	1, 5-year option
Customs & Border Protection	AAA / Aaa / AA+	48,220	3.0	1,633,824	4.2	33.88	3/31/2017	1, 5-year option
DDB Seattle(8)	NR / Baa1 / BBB+	54,369	3.3	1,449,900	3.7	26.67	3/31/2023	2, 5-year options
Seattle Housing Authority	NR/ NR / NR	67,601	4.1	1,354,548	3.5	20.04	3/25/2023	2, 5-year options
Ben Bridge	A+ / Aa2 / AA	41,686	2.6	1,008,094	2.6	24.18	8/23/2022	2, 5- or 10-year options
Ten Largest Tenants		737,761	45.2%	$19,011,183	48.8%	$25.77
Remaining Tenants		769,857	47.2	19,909,237	51.2	25.86
Vacant		123,839	7.6	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,631,457	100.0%	$38,920,420	100.0%	$25.82

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Holland America is expected to vacate all of its space at the end of its lease term in December 2016. The Selig Office Portfolio Loan is structured with a springing $170,000 monthly reserve commencing 18 months prior to this lease expiration and continuing until $3.0 million is reserved for the purpose of covering any costs associated with re-leasing this space.
(3)	Holland America has the right to contract its space by up to 10% per year on a noncumulative basis. However, the premises may not be reduced below 71,300 SF.
(4)	As of the Cut-off Date, Washington State Ferries is expected to occupy 124,374 SF at the 2901 Third Avenue Property. On March 11, 2015, the tenant signed a 5-year lease extension for 86,510 SF of this space, and is expected to vacate the remaining 37,864 SF in August 2015. The new lease terms are reflected in the underwriting; however, Washington State Ferries will continue to pay rent on the full 124,374 SF through August 2015.
(5)	Emeritus Corporation subleases 7,969 SF of its space to TCS & Starquest Expeditions, Inc. (sublease expires November 30, 2021) and 26,386 SF of its space to Hart-Crowser (sublease expires September 30, 2025).
(6)	Cell Therapeutics has the one-time right and option to terminate its lease after May 2017 by giving no less than 12 months’ prior written notice and paying a termination fee.
(7)	Cisco Systems has the right to terminate its lease at any time after July 10, 2017, by giving no less than six months’ prior written notice and paying a termination fee.
(8)	DDB Seattle currently subleases 51,179 SF of its space to ThePlatform through its lease expiration on March 31, 2018. ThePlatform has executed a lease on floors 9, 10 and 11 of the 1000 Second Avenue Property that commences on April 1, 2018 and expires on March 31, 2023. ThePlatform lease includes two, 5-year extension options.

The following table presents the lease rollover schedule at the Selig Office Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Suites	# of Expiring Tenants
MTM	27,357	1.7%	1.7%	$57,156	0.1%	$2.09	36	18
2015	70,702	4.3	6.0%	1,891,336	4.9	26.75	15	12
2016	275,580	16.9	22.9%	6,339,642	16.3	23.00	36	20
2017	195,412	12.0	34.9%	5,734,158	14.7	29.34	40	22
2018	90,503	5.5	40.4%	2,378,298	6.1	26.28	19	15
2019	165,441	10.1	50.6%	4,523,699	11.6	27.34	21	19
2020	181,495	11.1	61.7%	4,845,816	12.5	26.70	33	18
2021	54,637	3.3	65.0%	1,473,765	3.8	26.97	8	6
2022	154,678	9.5	74.5%	4,325,135	11.1	27.96	10	6
2023	183,885	11.3	85.8%	4,689,575	12.0	25.50	18	7
2024	0	0.0	85.8%	0	0.0	0.00	0	0
2025	107,691	6.6	92.4%	2,661,840	6.8	24.72	9	3
2026 & Thereafter	237	0.0	92.4%	0	0.0	0.00	1	1
Vacant	123,839	7.6	100.0%	0	0.0	0.00	0	0
Total / Wtd. Avg.	1,631,457	100.0%		$38,920,420	100.0%	$25.82	246	147

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the Selig Office Portfolio Properties:

Historical Leased %(1)(2)

	2010	2011	2012	2013	2014
Selig Office Portfolio Properties	95.7%	91.8%	89.6%	95.0%	95.8%

(1)	As provided by the borrower and which represents average occupancy for the indicated year.
(2)	Historical occupancy information for the 18 West Mercer Street Property was not available for 2010 or 2011, and historical occupancy for the 200 First Avenue West Property is not available for any period. The historical occupancy numbers shown reflect the weighted average occupancy of available occupancy figures.

The following table presents certain information relating to historical rent per SF at the Selig Office Portfolio Properties:

Historical Weighted Average Rent per SF(1)

Property Name	2012	2013	2014
1000 Second Avenue	$29.03	$29.62	$29.98
2901 Third Avenue	$27.35	$27.58	$27.64
3101 Western Avenue	$26.23	$27.16	$27.88
3131 Elliott Avenue	$25.29	$25.35	$25.67
300 Elliott Avenue West	$22.06	$22.06	$22.06
2615 Fourth Avenue	$24.27	$24.80	$25.41
190 Queen Anne Avenue North	$20.96	$20.74	$21.01
200 First Avenue West	NA	NA	$20.97
18 West Mercer Street	$21.84	$21.98	$22.60
Total / Wtd. Avg.	$25.98	$26.34	$26.42

(1) As provided by the borrower.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Selig Office Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014(2)	TTM 1/31/2015(2)	Underwritten	Underwritten $ per SF
Base Rent(3)	$34,462,241	$37,688,219	$38,287,759	$38,363,498	$38,920,420	$23.86
Gross Up Vacancy	0	0	0	0	3,192,256	1.96
Total Rent	$34,462,241	$37,688,219	$38,287,759	$38,363,498	$42,112,676	$25.81
Total Reimbursables	912,986	1,022,309	1,379,313	1,400,356	1,320,573	0.81
Parking Revenue	3,426,089	3,704,549	3,584,885	3,594,843	3,594,843	2.20
Other Revenue(4)	743,928	756,308	785,696	817,004	817,004	0.50
Vacancy & Credit Loss	(35,785)	(1,629)	(94,310)	(94,310)	(3,192,256)	(1.96)
Effective Gross Income	$39,509,460	$43,169,757	$43,943,344	$44,081,390	$44,652,839	$27.37

Total Operating Expenses	$12,267,650	$12,489,151	$12,835,713	$12,810,605	$12,576,474	$7.71

Net Operating Income	$27,241,810	$30,680,606	$31,107,630	$31,270,786	$32,076,365	$19.66
TI/LC	0	0	0	0	1,361,353	0.83
Replacement Reserves	0	0	0	0	407,864	0.25
Net Cash Flow	$27,241,810	$30,680,606	$31,107,630	$31,270,786	$30,307,148	$18.58

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	With respect to the 200 First Avenue West Property, the first six months of cash flow in 2014 (prior to the borrower sponsor’s acquisition of such property) is not available. As such, the last six months of 2014 were annualized and presented in lieu of full-year 2014 financials, and the annualized trailing seven month cash flows are presented in lieu of TTM 1/31/2015 cash flows.
(3)	Underwritten cash flow is based on contractual rents as of February 23, 2015 and contractual rent steps through April 30, 2016. Underwritten Base Rent includes $224,953 of rental revenue for Triton Radio Networks, which is dark but still paying as of June 2015, and such lease expires in February 2016. Underwritten Base Rent also includes $522,100 for the following three tenants that have executed leases but have not yet taken occupancy or begun paying rent: CKCA2 Inc., Sound View Advisors and Koru Careers, Inc. An unexecuted lease holdback of $3,900,807 was established at loan origination (and has since been released). We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. See “—Escrows” below.
(4)	Other Revenue includes storage rent and antenna rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Appraisals. According to the appraisals dated as of March 2, 2015, the Selig Office Portfolio Properties had an aggregate “as-is” appraised value of $544,500,000 and an aggregate “as stabilized” appraised value of $553,400,000, based on the “as stabilized” appraised values at four of the Selig Office Portfolio Properties as of dates ranging from September 2015 to June 2016 and based on assumed stabilized occupancy at those Selig Office Portfolio Properties.
■	Environmental Matters. According to a Phase I environmental report dated March 6, 2015, a recognized environmental condition was identified at the 18 West Mercer Street Property due to the remediation of petroleum or other solvents. However, responsible third parties have been identified, and no further action was recommended. The report also recommended further evaluation to determine if groundwater being discharged from onsite sump pump required pre-treatment before discharge, and that an onsite groundwater monitoring well be decommissioned if no longer required for a past gas station investigation. A Phase I environmental report dated March 4, 2015 with respect to the 300 Elliott Avenue West Property recommended that two onsite monitoring wells be decommissioned by a licensed professional if no longer required for environmental cleanup. A Phase I environmental report dated March 4, 2015 with respect to the 2615 Fourth Avenue Property recommended continued investigation and remediation of the documented soil and groundwater impacts on the property and the implementation of an asbestos operations and maintenance (“O&M”) plan at the property. A Phase I environmental report dated March 4, 2015 with respect to the 3131 Elliott Avenue Property identified a recognized environmental condition as a result of an adjacent property being listed in the regulatory database due to the presence of non-halogenated solvents, unspecified petroleum products and polynuclear aromatic hydrocarbons in both soil and groundwater and pending cleanup. However, as responsible third parties have been identified, no further action was recommended. A Phase I environmental report dated March 4, 2015 with respect to the 3101 Western Avenue Property identified a recognized environmental condition as a result of the age of an underground storage tank located on the property. The consultant recommended annual tank tightness testing and inspection of the root system. In addition, the report identified an adjacent property being listed in the regulatory database due to the presence of polynuclear aromatic hydrocarbons, petroleum products and non-halogenated solvents in the soils and groundwater and pending cleanup. However, as responsible third parties have been identified, no further action was recommended. According to the remaining Phase I environmental reports, each dated between March 4, 2015 and March 6, 2015, there are no recognized environmental conditions or recommendations for further action other than a recommendation for an asbestos O&M plan at the 190 Queen Anne Avenue North and 200 First Avenue Properties.
■	Market Overview and Competition. The Selig Office Portfolio Properties are located within the Seattle central business district, which contains approximately 41.9 million SF of office space with a direct vacancy level of 10.4% as of the fourth quarter of 2014, and rents with a weighted average asking rate of $31.37 per SF. The Seattle central business district recorded approximately 3.1 million SF of office leasing activity and approximately 1.5 million SF of absorption in 2014. The 1000 2nd Avenue Property is located in the Financial District submarket, and of the remaining eight properties, four are located in the Lower Queen Anne / Lake Union submarket and four are located in the Denny Regrade submarket. Office space in the Financial District submarket totaled 21.4 million SF with a direct vacancy level of 10.6% as of the fourth quarter of 2014 and average asking rents of $35.58 per SF. Office space in the Lower Queen Anne / Lake Union submarket totaled 8.1 million SF with a direct vacancy level of 4.4% as of the fourth quarter of 2014, and average asking rents of $31.16 per SF. Office space in the Denny Regrade submarket totaled 8.1 million SF with a direct vacancy level of 6.7% as of the fourth quarter of 2014, and direct average asking rents of $33.02 per SF. The Selig Office Portfolio Properties compete with office properties of similar location, type and class, which vary across the Selig Office Portfolio.
■	The Borrower. The borrower of the Selig Office Portfolio Loan Combination is Selig Holdings Company L.L.C., a single-purpose entity that owns no assets other than the Selig Office Portfolio Properties. The non-recourse carveout guarantors are Selig Family Holdings, LLC and Martin Selig, jointly and severally. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Selig Office Portfolio Loan Combination. Martin Selig is the principal and founder of Martin Selig Real Estate. Martin Selig Real Estate was founded in 1958 and is a privately-held company in the commercial real estate industry in the state of Washington. Martin Selig Real Estate is headquartered in Seattle, Washington where it owns and operates a portfolio of 20 office properties totaling approximately 3.5 million SF of space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. In connection with the origination of the Selig Office Portfolio Loan, the borrower funded (a) a tax reserve of $255,019, (b) a deferred maintenance reserve of $337,524, (c) an unfunded obligations reserve of $3,377,855 related to tenant improvements and free rent at the Selig Office Portfolio Properties and (d) an unexecuted lease holdback in the amount of $3,900,807 relating to two leases covering a total of 14,642 SF at the Selig Office Portfolio Properties which were unexecuted and out for signature at the time of origination. Subsequently, both leases referred to in clause (d) of the prior sentence were executed and have been delivered to the borrower, and in connection therewith, $2,145,444 has been released related to the CKCA2 Inc. lease, and the remaining $1,755,363 has been released related to the Koru Careers, Inc. lease.

On each due date, the borrower will be required to fund (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve in the amount of $203,932, (iv) a replacement reserve in the amount of $33,989, and (v) if a Holland America Reserve Period is continuing, the Holland America reserve account in an amount equal to the Holland America Reserve Amount.

“Holland America Reserve Period” means the period (A) commencing on the date that is 18 months prior to the expiration of Holland America Line, Inc.’s (“Holland America”) lease, to the extent that, as of such date, (x) Holland America has not exercised its option to renew or extend its lease and (y) substantially all of the space covered by such lease has not been re-let pursuant to one or more replacement leases entered into in accordance with the Selig Office Portfolio Loan documents and (B) ending on the earlier of the date that (x) the Holland America reserve account first contains the Holland America Reserve Cap Amount or (y) at least 90% of the space covered by Holland America’s lease has been re-let pursuant to one or more replacement leases entered into in accordance with the Selig Office Portfolio Loan documents.

“Holland America Reserve Cap Amount” means $3,000,000 times a fraction, (i) the numerator of which is the amount of space covered by Holland America’s lease as of the origination date of the Selig Office Portfolio Loan that has not been re-let pursuant to one or more replacement leases and (ii) the denominator of which is $179,042.

“Holland America Reserve Amount” means, with respect to any due date during the continuance of a Holland America Reserve Period, the lesser of: (x) $170,000 times a fraction, (i) the numerator of which is the amount of space covered by Holland America’s lease as of the origination date of the Selig Office Portfolio Loan that has not been re-let pursuant to one or more replacement leases and (ii) the denominator of which is $179,042; and (y) the amount necessary to cause the amount contained in the Holland America reserve account to equal the Holland America Reserve Cap Amount.

■	Lockbox and Cash Management. The Selig Office Portfolio Loan Combination requires a hard lockbox, which is already in place. The Selig Office Portfolio Loan documents require the borrower to direct the tenants to pay their rents directly to a lender-controlled lockbox account. The Selig Office Portfolio Loan documents also require that all rents received by the borrower or the property manager be deposited into the lockbox account within one business day after receipt. All amounts in the lockbox account are required to be swept on a daily basis to a lender-controlled cash management account.

On each business day that no Selig Office Portfolio Trigger Period or event of default under the Selig Office Portfolio Loan is continuing, all amounts in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be deposited into a borrower-controlled account containing only amounts relating to the Selig Office Portfolio Loan Combination (the “Operating Account”). On each due date during a Selig Office Portfolio Trigger Period (and, at lender’s option, during the continuance of an event of default until the Selig Office Portfolio Loan Combination has been accelerated), the Selig Office Portfolio Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses and that all remaining amounts be reserved in an excess cash flow reserve account. So long as no event of default is continuing, all amounts in the excess cash flow reserve account are required to be swept into the cash management account on the first due date after which the borrower delivers evidence reasonably satisfactory to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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the lender that no Selig Office Portfolio Trigger Period is then continuing. During the continuance of an event of default, the lender may apply all funds on deposit in the cash management account to amounts payable under the Selig Office Portfolio Loan Combination in such order of priority as the lender may determine.

A “Selig Office Portfolio Trigger Period” means the period (A) commencing as of the end of any fiscal quarter in which the net operating income (as calculated under the Selig Office Portfolio Loan documents) of the Selig Office Portfolio Properties for the 12-month period immediately preceding such fiscal quarter end is less than $25,403,954 (as adjusted to account for property releases) and terminating as of the end of the second consecutive fiscal quarter in which the net operating income of the Selig Office Portfolio Properties for the 12-month period immediately preceding such fiscal quarter end is equal to or greater than $25,403,954 (as adjusted to account for property releases) or (B) commencing upon the borrower’s failure to deliver the required annual, quarterly and monthly financial reports and ending when such financial reports are delivered and indicate that no trigger period under clause (A) above has commenced.

■	Property Management. The Selig Office Portfolio Properties are currently managed by MSRE Management, L.L.C. pursuant to a management agreement. Under the Selig Office Portfolio Loan documents, the Selig Office Portfolio Properties may not be managed by any other party, other than a management company approved by the lender and with respect to which the lender has received a Rating Agency Confirmation. The lender may replace or require the borrower to replace the property manager during the continuance of an event of default under the Selig Office Portfolio Loan, following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, during the continuance of a default under the management agreement (after the expiration of any applicable notice and/or cure period), if the property manager files or is the subject of a petition in bankruptcy, if a trustee or receiver is appointed for the property manager’s assets, if the property manager makes an assignment for the benefit of creditors or if the property manager is adjudicated insolvent.
■	Permitted Pari Passu Debt. Upon 30 days’ prior written notice to the lender, the borrower has a one-time right (an “Additional Permitted Debt Election”) to incur up to $51,750,000 of additional pari passu fixed-rate debt that is co-terminous with the Selig Office Portfolio Loan (“Additional Permitted Debt”) secured by the Selig Office Portfolio Properties, provided that each of the following requirements is satisfied: (i) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the aggregate loan-to-value ratio (as calculated under the Selig Office Portfolio Loan documents) does not exceed 60%, and if the borrower requests the lender’s approval of an Additional Permitted Debt Election after March 19, 2020, the aggregate loan-to-value ratio does not exceed 58% (in each case, taking into account the principal amount of such Additional Permitted Debt); (ii) immediately after giving effect to such Additional Permitted Debt, the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding the most recently ended fiscal quarter is equal to or greater than 2.44x (in each case, taking into account debt service for such Additional Permitted Debt); (iii) immediately after giving effect to such Additional Permitted Debt, if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the debt yield (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding the most recently ended fiscal quarter is no less than 9.25%, and if such request is made after March 19, 2020, the debt yield for the 12-month period immediately preceding such fiscal quarter end is no less than 9.5% (in each case, taking into account the principal amount of such Additional Permitted Debt); (iv) the lender of the Additional Permitted Debt enters into a co-lender agreement with the lender; (v) a Rating Agency Confirmation is obtained; (vi) a REMIC opinion, as well as updated non-consolidation and enforceability opinions, are delivered; (vii) the borrower, the lender and the lender of the Additional Permitted Debt execute amendments to the Selig Office Portfolio Loan documents reasonably requested by any such party to reflect the existence of such Additional Permitted Debt; (viii) the borrower pays all reasonable out of pocket costs and expenses incurred by the lender; and (ix) the lender otherwise approves, in its sole discretion applied in good faith and using commercially reasonable standards, the terms, documentation, lender, and incurrence of such loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Mezzanine or Subordinate Indebtedness. Fixed rate mezzanine debt is permitted once during the term of the Selig Office Portfolio Loan from certain qualified institutional lenders meeting the requirements set forth in the Selig Office Portfolio Loan documents to a direct owner of the borrower that is secured by a pledge of direct equity interests in the borrower (a “Permitted Mezzanine Loan”), so long as each of the following requirements is satisfied: (i) if the borrower requests the lender’s approval of an Additional Permitted Debt Election on or prior to March 19, 2020, the aggregate loan-to-value ratio (as calculated under the Selig Office Portfolio Loan documents) does not exceed 60% and if such request is made after March 19, 2020, the aggregate loan-to-value ratio does not exceed 58% (in each case, taking into account the principal amount of such Permitted Mezzanine Loan); (ii) the debt yield (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding such fiscal quarter end is at least 9.5% (taking into account the principal amount of such Permitted Mezzanine Loan); (iii) the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the 12-month period immediately preceding such fiscal quarter end is at least 2.44x (taking into account debt service under such Permitted Mezzanine Loan); (iv) no event of default has occurred and is continuing under any of the Selig Office Portfolio Loan documents; (v) the lender has received evidence that the Permitted Mezzanine Loan has no adverse effect on the bankruptcy remote status of the borrower under the rating agency requirements and a new non-consolidation opinion; (vi) the lender receives all items reasonably required to evaluate and approve of the Permitted Mezzanine Loan, including current rent rolls, operating statements and financial statements; (vii) the lender determines that there has been no material adverse change in the condition, financial, physical or otherwise, of any of the Selig Office Portfolio Properties or the borrower from and after the origination date of the Selig Office Portfolio Loan; (viii) the borrower has executed amendments to the Selig Office Portfolio Loan documents reasonably required by the lender to reflect the existence of such Permitted Mezzanine Loan and has received enforceability and due authorization opinions with respect thereto; (ix) the borrower pays all reasonable out of pocket costs and expenses incurred by the lender; (x) a Rating Agency Confirmation has been obtained; and (xi) the lender has otherwise approved the terms and documentation of such loan.
■	Release of Collateral. Provided no event of default under the Selig Office Portfolio Loan is then continuing, at any time on or after the first due date following the earlier to occur of (a) the third anniversary of the origination date of the Selig Office Portfolio Loan and (b) the second anniversary of the closing date of the securitization into which the last Selig Office Portfolio Companion Loan to be securitized is deposited, the borrower may obtain the release of one or more of the Selig Office Portfolio Properties from the lien of the Selig Office Portfolio Loan documents, subject to the satisfaction of certain conditions set forth in the Selig Office Portfolio Loan documents, including among others: (i) delivery of defeasance collateral in an amount equal to the Selig Office Portfolio Release Price for each Selig Office Portfolio Property being released; (ii) after giving effect to the release, the debt service coverage ratio (as calculated under the Selig Office Portfolio Loan documents) for the remaining Selig Office Portfolio Properties for the 12-month period preceding the end of the most recent fiscal quarter is no less than the greater of (a) 2.32x and (b) the debt service coverage ratio immediately prior to the release; and (iii) delivery of Rating Agency Confirmation with respect to such defeasance.

“Selig Office Portfolio Release Price” means, with respect to the release of any Selig Office Portfolio Property, the greater of (x) 90% of net sales proceeds with respect to such Selig Office Portfolio Property and (y) (i) in the case of the 3131 Elliott Avenue Property, the 300 Elliott Avenue Property, the 2901 Third Avenue Property and the 1000 Second Avenue Property, 125% of their respective allocated loan amounts and (ii) in the case of the 3101 Western Avenue Property, the 2615 Fourth Avenue Property, the 190 Queen Anne Avenue North Property, the 18 West Mercer Street Property and the 200 First Avenue West Property, 115% of their respective allocated loan amounts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined under TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Selig Office Portfolio Properties, plus 12 months of rental loss and/or business interruption coverage. If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Selig Office Portfolio Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Selig Office Portfolio Loan documents on a stand-alone basis (not including the terrorism and earthquake components of such casualty and business interruption/rental loss insurance). If the cost of terrorism insurance exceeds such amount, then the borrower is required to purchase the maximum amount of terrorism insurance available on the current market rates with funds equal to such amount, in either such case with a deductible not exceeding $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence reasonably satisfactory to the lender that the insurance premiums for the Selig Office Portfolio Properties are separately allocated to the Selig Office Portfolio Properties under the blanket policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Dallas Market Center
2050 and 2100 North Stemmons Freeway
Dallas, TX 75207
DALLAS
University Park
Northeast Dallas
Dallas Love Field
Highland Park
Oak Lawn
Knox/Henderson
Uptown
Downtown
Deep Ellum
Trinity River Greenbelt Park
Oak Cliff
Cockrell Hill
DFW Intl. Airport 16 miles
Fort Worth 26 miles
UT Southwestern Medical Center
Parkland Hospital
Market Center
Dallas County
Southern Methodist University
Dallas Country Club
Brook Hollow Golf Club
Stevens Park Golf Course
Texas State Fairgrounds
Cotton Bowl
Children's Aquarium at Fair Park
Gexa Energy Pavilion
Baylor Medical Center
Dallas Convention Center
Dallas Zoo
Wynnewood Village
NorthPark Center
Plaza at Preston Center
Medallion Center
Lakewood Country Club
Stemmons Frwy
Tom Landry Frwy
Central Expwy
Thornton Frwy
Dallas North Tollway
Margaret Hunt Hill Br.
DART Green/Orange Lines
DART Red/Blue Lines
DART Blue Line
DART Red Line
DART Green Line
Lombardy Ln
Northwest Hwy
Lovers Ln
Mockingbird Ln
Irving Blvd
Canada Dr
Singleton Blvd
Commerce St
Colorado Blvd
Fort Worth Ave
Davis St
Jefferson Blvd
Harry Hines Blvd
Inwood Rd
Lemmon Ave
Cedar Springs Rd
McKinney Ave
Riverfront Blvd
Greenville Ave
Skillman St
Abrams Rd
Henderson Ave
Ross Ave
Live Oak St
Gaston Ave
Swiss Ave
Haskell Ave
Fitzhugh Ave
Grand Ave
Zang Blvd
Beckley Ave
Hampton Rd
Westmoreland Rd
Sylvan Ave
Allen
Plano
Lewisville
Carrollton
Flower Mound
Coppell
Addison
Farmers Branch
Richardson
Garland
Rowlett
Irving
Mesquite
Grand Prairie
Duncanville
DeSoto
Lancaster
Cedar Hill
Wylie
Sachse
Lucas
Balch Springs
Seagoville
Hutchins
Wilmer
Combine
Midlothian
Ovilla
Red Oak

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Dallas, Texas	Cut-off Date Principal Balance(4)	$71,803,978
Property Type	Merchandise Mart	Cut-off Date Principal Balance per SF(1)(3)	$83.27
Size (SF)(1)	3,101,772	Percentage of Initial Pool Balance	9.9%
Total Occupancy as of 4/22/2015(2)	88.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/22/2015(2)	88.3%	Type of Security(5)	Fee Simple
Year Built / Latest Renovation	1959, 1974, 1978, 1984, 2007 / 2007	Mortgage Rate	4.0975%
Appraised Value	$403,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$66,737,601
Underwritten Expenses	$32,904,905	Escrows
Underwritten Net Operating Income (NOI)	$33,832,696	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$31,915,179	Taxes	$439,167	$87,833
Cut-off Date LTV Ratio(3)	64.1%	Insurance	$47,500	$0
Maturity Date LTV Ratio(3)	51.2%	Replacement Reserve(6)	$910,580	$0
DSCR Based on Underwritten NOI / NCF(3)	2.25x / 2.13x	TI/LC(7)	$1,500,000	$0
Debt Yield Based on Underwritten NOI / NCF(3)	13.1% / 12.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$259,000,000	100.0%	Loan Payoff	$131,719,468	50.9%
			Principal Equity Distribution(8)	122,644,953	47.4
			Reserves	2,897,247	1.1
			Closing Cost	1,738,333	0.7

Total Sources	$259,000,000	100.0%	Total Uses	$259,000,000	100.0%

(1)	The total collateral square footage includes 2,642,142 SF from permanent showroom tenants, 82,630 SF of administrative office space (utilized by property management) and 377,000 SF of temporary show space.
(2)	Total Occupancy and Owned Occupancy are based on permanent showroom space and the 82,630 SF of administrative office space (utilized by property management), and excludes the 377,000 SF of temporary show space.
(3)	Calculated based on the aggregate balance of the Dallas Market Center Loan Combination.
(4)	The Cut-off Date Principal Balance of $71,803,978 represents the non-controlling note A-2 of a $258,294,865 loan combination evidenced by three pari passu notes. The companion loans are evidenced by the controlling note A-1 and the non-controlling note A-3. Note A-1, with a principal balance of $129,646,071 as of the Cut-off Date, was contributed to the GS Mortgage Securities Trust 2015-GC30, Commercial Mortgage Pass-Through Certificates, Series 2015-GC30 (“GSMS 2015-GC30”) transaction and note A-3, with a principal balance of $56,844,816 as of the Cut-off Date, is currently held by Goldman Sachs Mortgage Company and is expected to be contributed to one or more future securitization transactions.
(5)	The Dallas Market Center Loan is subject to four ground leases. The borrower sponsor controls both landlord and tenant under each of the ground leases.
(6)	The Replacement Reserve is capped at $910,580. See “—Escrows” below.
(7)	The TI/LC reserve is capped at $1,500,000. See “—Escrows” below.
(8)	Principal equity distribution was utilized by the borrower for the buyout of its existing equity partner. The total buyout amount was $140,000,000 and closed in conjunction with the origination of the Dallas Market Center Loan.

■	The Mortgage Loan. The mortgage loan (the “Dallas Market Center Loan”) is part of a loan combination (the ”Dallas Market Center Loan Combination”) evidenced by three pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in two buildings that comprise a portion of the Dallas Market Center campus located in Dallas, Texas (the “Dallas Market Center Property”). The Dallas Market Center Loan (evidenced by note A-2), which represents the non-controlling interest in the Dallas Market Center Loan Combination, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $71,803,978 and represents approximately 9.9% of the Initial Pool Balance. The related companion loans (collectively, the ”Dallas Market Center Companion Loan”) are evidenced by: (i) note A-1, which has an outstanding principal balance as of the Cut-off Date of $129,646,071, represents the controlling interest in the Dallas Market Center Loan Combination and was contributed to the GSMS 2015-GC30 transaction; and (ii) note A-3, which has an outstanding principal balance as of the Cut-off Date of $56,844,816, represents a non-controlling interest in the Dallas Market Center Loan Combination, is currently held by Goldman Sachs Mortgage Company outside the Issuing Entity and is expected to be contributed to one or more future securitization transactions. The Dallas Market Center Loan Combination was originated by Goldman Sachs Mortgage Company on April 29, 2015 and has an original principal balance of $259,000,000. Each note has an interest rate of 4.0975% per annum. The borrower utilized the proceeds of the Dallas Market Center Loan Combination to refinance the existing debt on the Dallas Market Center Property, pay origination costs, fund reserves and buy out the borrower’s existing equity partner.

The Dallas Market Center Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Dallas Market Center Loan requires payments of interest and principal based on a 30-year amortization schedule during its term. The scheduled maturity date of the Dallas Market Center Loan is the due date in May 2025. The Dallas Market Center Loan may be voluntarily prepaid on or after the due date in February

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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2025 without payment of a prepayment premium. Provided that no event of default under the Dallas Market Center Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following earlier of (a) the third anniversary of the origination date of the Dallas Market Center Loan and (b) the second anniversary of the closing date of the securitization into which the last Dallas Market Center Companion Loan is deposited.

■	The Mortgaged Property. The Dallas Market Center Property is a wholesale merchandise mart that consists of two buildings (the “World Trade Center” and the “Trade Mart”) totaling approximately 3,101,772 SF of rentable space in Dallas, Texas. Approximately 2,642,142 SF of the total rentable area is permanent showroom space occupied by approximately 1,100 tenants, approximately 377,000 SF is exhibition space that is temporarily leased to tenants during various trade shows and markets throughout the year and 82,630 SF is administrative office space (occupied by property management) located on the fifth floor of the Trade Mart. The Dallas Market Center Property comprises a portion of the four-building Dallas Market Center campus, which includes the World Trade Center (which is included in the collateral for the Dallas Market Center Loan), the Trade Mart (which is included in the collateral for the Dallas Market Center Loan), the International Trade Plaza building (which is not included in the collateral for the Dallas Market Center Loan) and the Market Hall building (which is not included in the collateral for the Dallas Market Center Loan). Parking for the Dallas Market Center Property is provided by 2,156 parking spaces located in three structured parking garages and surface spaces which are part of the collateral. The non-collateral buildings are owned by an affiliate of the borrower. As of April 22, 2015, Total Occupancy and Owned Occupancy for the Dallas Market Center Property were both approximately 88.3% (based on permanent SF).

The Dallas Market Center campus was constructed in order to respond to the needs of the wholesale trading community and totals 5.25 million gross SF in four facilities. The Dallas Market Center Property offers manufacturers, or their distributors and sales representatives, centralized permanent showrooms for year-round exhibition of their products. By committing to permanent space, in addition to having the availability of a year-round sales facility, tenants have the ability to participate in the various markets and trade shows held at the Dallas Market Center Property. The Dallas Market Center Property is located at the intersection of Interstate 35 (Stemmons Freeway) and Market Center Boulevard, just northwest of downtown and uptown Dallas. A majority of the tenants at the Dallas Market Center Property (representing approximately 85% of the rental revenue) lease permanent showroom space and are open year-around while others lease temporary space to maintain a presence at specific markets. The temporary space (377,000 SF) intentionally is not leased on a long term basis so it can be used to hold markets.

The World Trade Center contains approximately 2.9 million gross SF of which approximately 1.94 million SF is rentable permanent showroom space. The first seven floors opened in 1974 and later expanded to 15 floors in 1978. Nine of its floors house showrooms of gifts, decorative accents, lighting, furniture, rugs, textiles, fabric, jewelry, toys and design furnishings. Temporary exhibits can be found on floors 1, 6, 8, 12 and 13 during markets.

The Trade Mart contains approximately 1.5 million gross SF of which approximately 701,000 SF is rentable permanent showroom space. Completed in 1959, its four floors are home to hundreds of showrooms featuring gifts, decorative accents, lighting, tabletops and stationery. The Trade Mart was last renovated and expanded in 2007, adding two additional floors of showroom space, two floors of garage parking and a modernized atrium.

Most of the tenants at the Dallas Market Center Property are small with an average tenant size of just over 2,000 SF for all of the currently leased space. This is considered typical of the merchandise/mart industry, which has a number of independent wholesale representatives that do not have a need for expansive floor space. Within the Dallas Market Center Property, the Gift Industry is the largest industry segment with over 600,000 SF of space situated on the first and second floors of the Trade Mart and second, third and fourth floors of the World Trade Center. Following closely behind is the Lighting Industry with almost 500,000 SF of space mainly located on the third and fourth floors of the Trade Mart. The Dallas Market Center Property also has large concentrations of businesses within the home furnishings, children’s and women’s wear industry segments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the Dallas Market Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Sales per SF	Lease Expiration	Renewal / Extension Options
Don Bernard & Associates, LLC	NR / NR / NR	20,737	0.7%	$597,421	0.9%	$28.81	NA	(1)	NA
Cliff Price & Co., Inc.	NR / NR / NR	20,834	0.7	578,061	0.9	27.75	NA	(2)	NA
Generation Brands, LLC(3)	NR / NR / NR	23,667	0.8	577,948	0.9	24.42	NA	8/31/2016	NA
Ivystone Group, LLC	NR / NR / NR	22,759	0.7	576,979	0.9	25.35	NA	(4)	NA
Hudson Valley Lighting, Inc.	NR / NR / NR	16,742	0.5	547,463	0.9	32.70	NA	9/30/2017	NA
Goetz, Inc.	NR / NR / NR	20,477	0.7	522,828	0.8	25.53	NA	6/30/2018	NA
Hinkley Lighting, Inc.	NR / NR / NR	17,327	0.6	485,472	0.8	28.02	NA	8/31/2016	NA
The L.D. Kichler Company	NR / NR / NR	28,633	0.9	483,325	0.8	16.88	NA	(5)	NA
Western Reps, Inc.	NR / NR / NR	18,345	0.6	465,587	0.7	25.38	NA	(6)	NA
Midwest – CBK, LLC	NR / NR / NR	15,756	0.5	384,027	0.6	24.37	NA	7/31/2018	NA
Ten Largest Permanent Tenants		205,277	6.6%	$5,219,112	8.1%	$25.42
Remaining Permanent Tenants(7)		2,201,262	71.0	49,592,654	77.0	22.53
Vacant Space		318,233	10.3	0	0.0	0.00
Total / Wtd. Avg. All Permanent Tenants		2,724,772	87.8%	$54,811,766	85.1%	$22.78
Total Temporary Tenants		377,000	12.2%	$9,569,365	14.9%	$25.38
Total / Wtd. Avg. All Owned Tenants		3,101,772	100.0%	$64,381,131	100.0%	$23.13

(1)	Don Bernard & Associates, LLC has five separate lease expirations, including 12,167 SF of space ($30.54 base rent per SF) expiring on October 31, 2016, 3,900 SF of space ($29.23 base rent per SF) expiring on January 30, 2016, 2,659 SF of space ($37.02 base rent per SF) expiring on September 30, 2017, 1,486 SF of space ($3.37 base rent per SF) expiring on August 31, 2015 and 525 SF of space ($16.00 base rent per SF) expiring on October 31, 2017.
(2)	Cliff Price & Co., Inc. has three separate lease expirations, including 13,607 SF of space ($27.98 base rent per SF) expiring on September 30, 2020, 3,855 SF of space ($28.78 base rent per SF) expiring on September 30, 2020 and 3,372 SF of space ($25.62 base rent per SF) expiring on January 31, 2017.
(3)	Generation Brands, LLC d/b/a Murray Feiss Imports and Monte Carlo Fans.
(4)	Ivystone Group, LLC has two separate lease expirations, including 21,728 SF of space ($26.32 base rent per SF) expiring on April 30, 2017 and 1,031 SF of space ($5.00 base rent per SF) expiring on September 30, 2016.
(5)	The L.D. Kichler Company has two separate lease expirations, including 23,948 SF of space ($16.88 base rent per SF) expiring on August 31, 2016 and 4,685 SF of space ($16.88 base rent per SF) expiring on November 30, 2015.
(6)	Western Reps, Inc. has four separate lease expirations, including 12,735 SF of space ($25.68 base rent per SF) expiring on March 31, 2019, 4,203 SF of space ($26.74 base rent per SF) expiring on March 31, 2020, 957 SF of space ($25.00 base rent per SF) expiring on October 31, 2016 and 450 SF of space ($5.00 base rent per SF) expiring on May 31, 2015.
(7)	Includes 82,630 SF of administrative office space (utilized by property management).

The following table presents certain information relating to the lease rollover schedule at the Dallas Market Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	83,547	3.1%	3.1%	$1,405,676	2.6%	$16.82	47
2015	320,931	11.8	14.8%	6,733,812	12.3	20.98	335
2016	677,694	24.9	39.7%	16,419,385	30.0	24.23	328
2017	653,707	24.0	63.7%	15,263,184	27.8	23.35	230
2018	257,867	9.5	73.2%	6,982,134	12.7	27.08	88
2019	247,631	9.1	82.3%	6,014,639	11.0	24.29	56
2020	80,878	3.0	85.2%	1,953,313	3.6	24.15	16
2021	0	0.0	85.2%	0	0.0	0.00	0
2022	0	0.0	85.2%	0	0.0	0.00	0
2023	1,150	0.0	85.3%	28,451	0.1	24.74	1
2024	0	0.0	85.3%	0	0.0	0.00	0
2025	504	0.0	85.3%	11,174	0.0	22.17	1
2026 & Thereafter(2)	82,630	3.0	88.3%	0	0.0	0.00	1
Vacant	318,233	11.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,724,772	100.0%		$54,811,766	100.0%	$22.78	1,103

(1)	Calculated based on approximate square footage occupied by each Owned Tenant, exclusive of the 377,000 SF of temporary tenant space.
(2)	Represents 82,630 SF of administrative office space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the Dallas Market Center Property:

Historical Leased %(1)

TTM February 2011	TTM February 2012	TTM February 2013	TTM February 2014	TTM February 2015
81.6%	81.6%	82.6%	85.0%	88.5%

(1)	As provided by the borrower and which represents average occupancy for the indicated 12-month period.

The following table presents certain information relating to historical base rent per SF at the Dallas Market Center Property:

Historical Average Base Rent per SF(1)

TTM February 2012	TTM February 2013	TTM February 2014	TTM February 2015
$23.28	$23.07	$22.71	$22.32

(1)	As provided by the borrower and which represents average base rent for the total current permanent space for the given time period.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Dallas Market Center Property:

Cash Flow Analysis(1)

	TTM February 2012	TTM February 2013	TTM February 2014	TTM February 2015	Underwritten	Underwritten $ per SF

Base Rent(2)	$50,201,733	$50,354,958	$50,994,144	$52,199,011	$54,811,766	$17.67
Gross Up Vacancy	0	0	0	0	7,644,527	2.46
Total Rent	$50,201,733	$50,354,958	$50,994,144	$52,199,011	$62,456,293	$20.14
Temporary Tenant Revenue	7,917,866	8,442,508	8,952,879	9,569,365	9,569,365	3.09
Other Income	2,828,215	2,907,630	2,890,827	2,945,632	2,945,632	0.95
Vacancy & Credit Loss(3)	0	0	0	0	(8,233,689)	(2.65)
Effective Gross Income	$60,947,814	$61,705,096	$62,837,850	$64,714,008	$66,737,601	$21.52

Total Operating Expenses	$30,874,612	$30,976,915	$31,005,176	$31,529,354	$32,904,905	$10.61

Net Operating Income	$30,073,202	$30,728,181	$31,832,674	$33,184,654	$33,832,696	$10.91
TI/LC	0	0	0	0	1,153,463	0.37
Capital Expenditures	0	0	0	0	764,053	0.25
Net Cash Flow	$30,073,202	$30,728,181	$31,832,674	$33,184,654	$31,915,179	$10.29

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Base Rent is based on contractual rents as of April 22, 2015 and rent steps through May 31, 2016.
(3)	Underwritten Vacancy & Credit Loss includes vacancy loss and rent abatements.

■	Appraisal. According to the appraisal dated as of March 23, 2015, the Dallas Market Center Property had an “as-is” appraised value of $403,000,000.

■	Environmental Matters. According to a Phase I environmental report dated April 24, 2015, there are no recognized environmental conditions or recommendations for further action at the Dallas Market Center Property other than the maintenance of an operations and maintenance plan for asbestos.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Market Overview and Competition. The Dallas Market Center Property is located about two miles northwest of the Dallas CBD, approximately two miles southeast of Dallas Love Field airport, and 12 miles east of Dallas/Fort Worth International Airport, in a district locally referred to as the Stemmons Freeway Corridor. The Dallas Market Center Property is accessible via Oak Lawn Avenue, Mockingbird Lane, the Northwest Highway and Irving Boulevard, which all provide direct access to and from Stemmons Freeway. The Dallas North Tollway is located three blocks from the Dallas Market Center Property and provides access to the Dallas CBD to the south and suburban locales in Collin County to the north. The Dallas Area Rapid Transit (“DART”) provides rail and bus services adjacent to the Dallas Market Center Property.

According to the appraisal, the U.S. Census Bureau estimates that the Dallas-Fort Worth-Arlington MSA was the fastest growing metro area in the country over the past 10 years. The population has grown by over 25%, or 1.5 million people, since 2000. The area is forecasted to have an average of 3.0% of job growth year over year through 2018. The Dallas-Fort Worth region is among the top six metropolitan areas in the country for large corporate headquarters, including Toyota North America, Exxon Mobil Corporation, AT&T and Southwest Airlines.

The Dallas Market Center Property is considered to compete most directly with the trade marts found in Atlanta, Las Vegas, Los Angeles and New York.

The following table presents certain information relating to the primary competition for the Dallas Market Center:

Competitive Set(1)

	Dallas Market Center	AmericasMart	Atlanta Decorative Arts Center	Decoration and Design Building	The New Mart	New York Design Center	World Market Center
Location	Dallas, TX	Atlanta, GA	Atlanta, GA	New York, NY	Los Angeles, CA	New York, NY	Las Vegas, NV
Property Type	Trade Mart	Trade Mart	Trade Mart	Trade Mart	Trade Mart	Trade Mart	Trade Mart
Year Built/Renovated	1957/1964	1957/NAP	1960/1984	1960/NAP	1928/1997	1926/1981	2005/2008
Total GLA	3,101,772	4,200,000	500,000	584,000	253,000	500,000	4,098,248
Total Occupancy	88.3%	98%	99%	100%	100%	100%	78%
Merchandise Lines	Home Décor, Apparel, Gifts, Lighting	Home Furnishings, Gifts, Apparel	Home Furnishings, Accessories	Home Furnishings, Accessories	Apparel, Furnishings, Gifts	Home Furnishings, Accessories	Furniture, Gifts, Home Décor

(1)	Source: Appraisal.

■	The Borrower. The borrower is WTC-Trade Mart 2015, L.P., a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Dallas Market Center Loan. Dallas Market Center Financial, L.L.C. is the non-recourse carveout guarantor under the Dallas Market Center Loan. The borrower is indirectly owned by Crow Family Partnership, L.P., which has a substantial stake in the ownership of various businesses, both real estate and non-real estate related, in the United States, Europe and South America. Crow Family Partnership, L.P. owns and manages the capital of the Trammell Crow family, who has had ownership in the Dallas Market Center Property for more than 55 years and is the original developer of the Dallas Market Center Property.

■	Escrows. On the origination date of the Dallas Market Center Loan, the borrower funded escrow reserves in the amount of (i) $439,167 for real estate taxes, (ii) $47,500 for insurance premiums, (iii) $1,500,000 for tenant improvements and leasing commissions and (iv) $910,580 for replacement reserves.

In addition, on each due date, the borrower will be required to fund (i) a tax reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) an insurance reserve equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay the insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve in an amount equal to $125,000 (capped at $1,500,000) and (iv) a replacement reserve in an amount equal to $125,000 (capped at $910,580).

However, the borrower will not be required to fund a reserve in respect of insurance premiums so long as (i) no event of default under the Dallas Market Center Loan has occurred or is continuing, (ii) the borrower maintains the required insurance under one or more blanket policies and (iii) the borrower delivers evidence reasonably acceptable to the lender that the insurance premiums have been paid.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Dallas Market Center Loan is structured with a hard lockbox and in place cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account. All amounts in the lockbox account will be swept weekly to the lender-controlled cash management account. On a weekly basis, other than during a Dallas Market Center Trigger Period or an event of default under the Dallas Market Center Loan, all amounts on deposit in the cash management account in excess of the amounts required to be paid to or reserved with the lender on the next due date will be swept into a borrower-controlled operating account. On each due date during a Dallas Market Center Trigger Period or, at the lender’s discretion, during an event of default under the Dallas Market Center Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and (other than during an event of default) operating expenses, and all remaining amounts be reserved in an excess cash flow reserve account. On each due date during which no Dallas Market Center Trigger Period or event of default is continuing, the related loan documents require that all amounts on deposit in the cash management account, after the payment of debt service and required reserves, be swept into a borrower-controlled operating account. During the continuance of an event of default under the Dallas Market Center Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Dallas Market Center Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Dallas Market Center Property, in such order of priority as the lender may determine.

A “Dallas Market Center Trigger Period” means (i) any period commencing from the conclusion of any 12-month period (ending on the last day of a fiscal quarter) during which the net operating income (as calculated under the related loan documents) is less than $25,312,000, and ending at the conclusion of the second of any two 12-month periods thereafter during each of which the net operating income is equal to or greater than $25,312,000 and (ii) the period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports (subject to certain notice and cure rights) and ending when such financial reports are delivered and they indicate that no Dallas Market Center Trigger Period under clause (i) above has commenced and is continuing.

■	Property Management. The Dallas Market Center Property is managed by Market Center Management Company, Ltd. pursuant to a management agreement. Under the related loan documents, the Dallas Market Center Property must remain managed by Market Center Management Company, Ltd. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to terminate, or require the borrower to terminate, the property manager and to replace them with a property manager selected by the lender (i) during the continuance of an event of default under the Dallas Market Center Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for, or is the subject of a petition in, bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent, provided, any replacement property manager will be selected by the borrower and approved by the lender (provided that in the event of default, any such replacement property manager will be selected by the lender).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Ground Lease. The Dallas Market Center Property is subject to four ground leases that mature between 2055 and 2057. An affiliate of the borrower (and a mortgagor under the Dallas Market Center Loan) acquired the fee simple interest under all of the ground leases between 2004 and 2005 and is the fee owner of the land and the lessor under the ground leases. The ground lessors under each ground lease have confirmed, among other things, that (i) there are no defaults under the ground lease, (ii) the ground lessor consents to the interest of the ground lessee being encumbered by the mortgage, (iii) the lender is entitled to notice of any defaults under the ground lease and no notice of default or termination is effective unless such notice is given to the lender, (iv) the ground lease is assignable to the lender and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Dallas Market Center Loan and its successors and assigns without the consent of the lessor and (v) the ground lease is not subject to any interests or encumbrances superior to the mortgage, except for the related fee interest of the fee owner and permitted encumbrances, as defined under the related loan documents. In addition, the ground lease does not restrict the use of the Dallas Market Center Property by the borrower in a manner that would adversely affect the mortgage.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Future Indebtedness. The borrower is permitted under the Dallas Market Center Loan to accept unsecured loans made by the borrower’s partners to the borrower in accordance with the terms of the borrower’s organizational documents and not exceeding $15,000,000 in the aggregate, provided that each such loan is required to be subject to the terms of a subordination and standstill agreement in a form acceptable to the lender of the Dallas Market Center Loan and to be entered into by the applicable holder of such loan in favor of the lender of the Dallas Market Center Loan.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Dallas Market Center Property (plus 18 months of rental loss and/or business interruption coverage and containing an extended period of indemnity endorsement covering the 12-month period commencing on the date on which the Dallas Market Center Property has been restored). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Dallas Market Center Loan as described in the preceding sentence, but will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Dallas Market Center Property are separately allocated to the Dallas Market Center Property and that the policy will provide the same protection as a separate policy. See ”Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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PASADENA OFFICE TOWER

Pasadena Office Tower

Floor	Tenant	SF
9	Q Less	2,371 SF
9	Competition Economics LLC	3,887 SF
9	Ronald R. Kollitz	2,577 SF
9	Sias Group, Inc.	1,115 SF
9	LaMontagne & Amador, LLP	1,636 SF
9	Nakamoto / Chou LLP	2,158 SF
9	Apple One Employment Services	1,884 SF
8	Tubus Consulting Calif, LLC	2,726 SF
8	William D. Johnson	3,013 SF
8	Inegra Realty Resources	3,117 SF
8	Gregory, Fillas and Assoc.	3,088 SF
8	Edelman Financial Services, LLC	3,686 SF
7	Trend Micro Inc.	8,044 SF
7	MetLife	7,786 SF
6	Wai & Connor, LLP	4,588 SF
6	Thornton & Fathy	2,074 SF
6	Rekon Technologies	3,736 SF
6	Vacant	1,835 SF
6	Vacant	2,311 SF
6	City of Pasadena	1,199 SF
5	Iolo Technologies LLC	15,821 SF
4	YC Rubber Co. (N. America)	4,518 SF
4	Peng Chan	787 SF
4	Pasadena Community Access Corporation	1,932 SF
4	Ferns, Adams & Associates	1,059 SF
4	Vacant	3,082 SF
4	Building Office	1,437 SF
4	Regency Park Senior Living	2,689 SF
3	California Department of Rehabilitation	7,839 SF
3	City of Pasadena	7,985 SF
2	City of Pasadena	15,443 SF
Ground	The Pumpernickel Deli	1,684 SF
Ground	Vacant	1,170 SF
Ground	Hilton-San Marino Room	1,242 SF
Ground	Evolution Design Lab, Inc.	3,952 SF
Ground	Pasadena Community Access Corporation	5,355 SF

VACANT | BUILDING | OCCUPIED

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Pasadena Office Tower
150 South Los Robles Avenue
Pasadena, CA 91101
SAN GABRIEL MTS.
ANGELES NATIONAL FOREST
PASADENA
Altadena
GLENDALE
Downtown
San Marino
East Pasadena
East San Gabriel
Highland Park
South Pasadena
Alhambra
Montecito Heights
LOS ANGELES
LOS ANGELES COUNTY
Hahamongna Watershed Park
Devils Gate Reservoir
Oak Grove Park
Altadena Golf Course
Eaton Canyon Park
Eaton Canyon Golf Course
Brookside Golf Club
Rose Bowl
Brookside Park
Annandale Golf Course
Lower Arroyo Park
Victory Park
Lacy Park
Saint Luke Medical Center
Pacific Oaks College
Hastings Village
CIVIC CENTER-MIDTOWN
PLAYHOUSE DISTRICT
PASEO COLORADO
Castle Green
Central Park
Pasadena Civic Auditorium
SOUTH LAKE AVENUE DISTRICT
Shops on Lake Avenue
Pasadena City College
California Institute of Technology
Huntington Memorial Hospital
Huntington Library and Botanical Gardens
Alhambra Medical Ctr.
Downtown Los Angeles 6 miles
Foothill Fwy
Ventura Fwy
Pasadena Fwy
METRO GOLD LINE
LAKE
ALLEN
SIERRA MADRE VILLA
DEL MAR
FILLMORE
MISSION
210
134
110
Loma Linda Dr.
Foothill Blvd.
Highland Dr.
Woodbury Rd.
Altadena Dr.
Lake Ave.
Lincoln Ave.
Fair Oaks Ave.
Los Robles Ave.
New York Dr.
Allen Ave.
Washington Blvd.
Orange Grove Blvd.
Walnut St.
Colorado Blvd.
Del Mar Blvd.
California Blvd.
Sierra Madre Blvd.
San Gabriel Blvd.
Madre St.
Linda Vista Ave.
Rosemont Ave.
La Loma Rd.
Figueroa St.
Orange Grove Blvd.
Arroyo Pkwy.
Huntington Dr.
Duarte Rd.
San Pascual Ave.
Monterey Rd.
Atlantic Blvd.
Garfield Ave.
Mission Rd.
Fremont Ave.
SAN GABRIEL MTS.
SANTA SUSANA MTS.
SAN MONICA MTS.
Santa Clarita
Simi Valley
Thousand Oaks
Burbank
Glendale
Pasadena
LOS ANGELES
Santa Monica
Pacific Ocean
Torrance
LONG BEACH
ANAHEIM
Huntington Beach

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CGMRC
Location (City/State)	Pasadena, California		Cut-off Date Principal Balance	$42,000,000
Property Type	Office		Cut-off Date Principal Balance per SF	$295.84
Size (SF)	141,969		Percentage of Initial Pool Balance	5.8%
Total Occupancy as of 5/21/2015	93.3%		Number of Related Mortgage Loans	None
Owned Occupancy as of 5/21/2015	93.3%		Type of Security	Fee Simple
Year Built / Latest Renovation	1970 / 2011		Mortgage Rate	4.1300%
Appraised Value	$56,850,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	72

Underwritten Revenues	$5,965,443
Underwritten Expenses	$1,793,043	Escrows
Underwritten Net Operating Income (NOI)	$4,172,400		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,966,835	Taxes	$134,853	$26,971
Cut-off Date LTV Ratio	73.9%	Insurance	$28,498	$3,562
Maturity Date LTV Ratio	68.6%	Replacement Reserve	$0	$2,366
DSCR Based on Underwritten NOI / NCF	1.71x / 1.62x	TI/LC(1)	$550,000	$14,167
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.4%	Other(2)	$601,939	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$42,000,000	99.9%	Loan Payoff	$29,464,773	70.1%
Other Sources	38,500	0.1	Principal Equity Distribution	10,972,359	26.1
			Reserves	1,315,290	3.1
			Closing Costs	286,078	0.7
Total Sources	$42,038,500	100.0%	Total Uses	$42,038,500	100.0%

(1)	The TI/LC reserve is capped at $450,000. See “— Escrows” below.
(2)	Other upfront reserves represent a free rent reserve of $411,490, an unfunded obligation reserve of $157,949 and an immediate repairs reserve of $32,500. See “— Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Pasadena Office Tower Loan”) is evidenced by a note in the original principal amount of $42,000,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in an office building and parking facility located in Pasadena, California (the “Pasadena Office Tower Property”). The Pasadena Office Tower Loan was originated by Citigroup Global Markets Realty Corp. on May 28, 2015 and represents approximately 5.8% of the Initial Pool Balance. The note evidencing the Pasadena Office Tower Loan has an outstanding principal balance as of the Cut-off Date of $42,000,000 and accrues interest at an interest rate of 4.1300% per annum. The proceeds of the Pasadena Office Tower Loan were used to refinance existing debt on the Pasadena Office Tower Property, fund reserves, pay origination costs and return equity to the borrowers.

The Pasadena Office Tower Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Pasadena Office Tower Loan requires interest only payments on each due date through and including the due date occurring in June 2021 and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the Pasadena Office Tower Loan is the due date in June 2025. On or after the due date occurring in August 2017, the borrowers may voluntarily prepay the Pasadena Office Tower Loan in whole (but not in part), provided that, if any such prepayment occurs prior to the due date occurring in February 2025, the borrowers will be required to pay a prepayment premium equal to the greater of (x) a yield maintenance premium and (y) an amount equal to 1% of the amount being prepaid. On or after the due date occurring in February 2025, the borrowers will be permitted to prepay the Pasadena Office Tower Loan in whole (but not in part) without payment of a prepayment premium or penalty.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Property. The Pasadena Office Tower Property is a 9-story multi-tenant office building containing 141,969 SF of net rentable area and an adjacent 778-stall parking structure located in Pasadena, California. The office improvements are located at the southeast corner of South Los Robles Avenue and El Dorado Streets, while the parking structure is located along the west side of South Oakland Avenue and is bounded by El Dorado Street to the north and Cordova Street to the south. The 778-stall parking structure is collateral for the Pasadena Tower Property Loan, is leased to United Valet Parking, Inc. (680 spaces) and is subject to a recorded parking agreement whereby a Hilton hotel adjacent to the Pasadena Office Tower Property pays an annual fee for the use of one floor of the parking structure (98 spaces). The Pasadena Office Tower Property was constructed in 1970 on a 2.12-acre site and underwent renovations in 2011. As of May 21, 2015, the Pasadena Office Tower Property was 93.3% leased to 31 tenants.

The following table presents certain information relating to the major tenants at the Pasadena Office Tower Property:

Ten Largest Office Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/Moody’s/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
City of Pasadena	AA / NR / AA-	24,627	17.3%	$756,541	19.8%	$30.72	9/30/2016	3, 2-year options
Iolo Technologies LLC(2)	NR / NR / NR	15,821	11.1	410,650	10.8	25.96	12/31/2021	1, 5-year option
California Dept. of Rehab. (3)	NR / NR / NR	7,839	5.5	264,564	6.9	33.75	8/31/2017	NA
Trend Micro Inc.	NR / NR / NR	8,044	5.7	233,487	6.1	29.03	10/31/2016	2, 3-year options
MetLife	A- / A3 / A-	7,786	5.5	226,090	5.9	29.04	6/30/2017	1, 5-year option
Pasadena Community Access	AA / NR / AA-	7,287	5.1	192,087	5.0	26.36	8/31/2020	1, 5-year option
Wai & Connor LLP	NR / NR / NR	5,096	3.6	143,080	3.8	28.08	11/30/2017	1, 3-year option
YC Rubber Co. (N. America)	NR / NR / NR	4,518	3.2	135,540	3.6	30.00	1/31/2020	1, 3-year option
Evolution Design lab, Inc.	NR / NR / NR	4,092	2.9	120,633	3.2	29.48	11/30/2016	1, 5-year option
Competition Economics LLC	NR / NR / NR	3,887	2.7	115,496	3.0	29.71	5/31/2017	1, 2-year option
Ten Largest Tenants		88,997	62.7%	$2,598,168	68.1%	$29.19
Remaining Tenants		43,457	30.6	1,216,046	31.9	27.98
Vacant		9,515	6.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		141,969	100.0%	$3,814,213	100.0%	$28.80

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Iolo Technologies LLC may terminate its lease by giving notice between January 1, 2020 and January 10, 2020; the lease termination will become effective within 180-270 days of Iolo Technologies LLC giving notice and upon payment of $284,000. Additionally, Iolo Technologies LLC may terminate its lease by giving notice between January 1, 2021 and January 10, 2021; the lease termination will become effective within 180-270 days of Iolo Technologies LLC giving notice and upon payment of $142,000.
(3)	The California Department of Rehabilitation may terminate its lease with 90 days’ notice.

Parking Tenants Based on Underwritten Revenue

Tenant Name	Credit Rating (Fitch/Moody’s/S&P)(1)	# Parking Stalls Leased	% of Parking Stalls	UW Parking Revenue	% of Total UW Parking Revenue	Lease Expiration	Renewal / Extension Options
United Valet Parking, Inc.	NR / NR / NR	680	86.3%	$1,671,072	83.5%	9/30/2019	NA
Hilton Interproperty(2)	NR / NR / NR	98	13.7	330,420	16.5	3/31/2099	NA
Total / Wtd. Avg.		778	100.0%	$2,001,592	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Hilton Interproperty may terminate its parking agreement upon 90 days’ notice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the Pasadena Office Tower Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)(3)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Spaces
MTM	2,113	1.5%	1.5%	$54,362	1.4%	$25.73	8
2015	0	0.0	1.5%	0	0.0	0.00	0
2016	43,834	30.9	32.4%	1,313,799	34.4	29.97	12
2017	34,922	24.6	57.0%	1,054,182	27.6	30.19	10
2018	5,806	4.1	61.1%	168,406	4.4	29.01	2
2019	6,090	4.3	65.3%	170,528	4.5	28.00	5
2020	19,343	13.6	79.0%	553,737	14.5	28.63	6
2021	15,821	11.1	90.1%	410,650	10.8	25.96	1
2022	3,088	2.2	92.3%	88,549	2.3	28.68	1
2023	0	0.0	92.3%	0	0.0	0.00	0
2024	0	0.0	92.3%	0	0.0	0.00	0
2025	0	0.0	92.3%	0	0.0	0.00	0
2026 & Thereafter	1,437	1.0	93.3%	0	0.0	0.00	2
Vacant	9,515	6.7	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	141,969	100.0%		$3,814,213	100.0%	$28.80	47

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain tenants have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not considered in the Lease Expiration Schedule.
(3)	Several tenants occupy multiple spaces within the Pasadena Office Tower Property and portions of the tenant’s space have lease expirations at different dates. As such, each space is treated as a separate tenant in the chart above.

The following table presents certain information relating to historical leasing at the Pasadena Office Tower Property:

Historical Leased %(1)

	2012	2013	2014	As of 5/21/2015
Owned Space	73.9%	76.9%	90.5%	93.3%

(1)	As provided by the borrowers and which represents average occupancy for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Pasadena Office Tower Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 3/31/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$2,898,998	$2,775,880	$2,963,592	$3,043,899	$3,536,608	$24.91
Contractual Rent Steps(3)	0	0	0	0	277,605	1.96
Gross Up Vacancy	$0	0	0	0	273,140	1.92
Total Rent	$2,898,998	$2,775,880	$2,963,592	$3,043,899	$4,087,353	$28.79
Total Reimbursables	93,485	111,874	114,759	123,152	174,853	1.23
Parking Income(4)	1,632,281	1,655,295	1,694,040	1,723,590	2,001,592	14.10
Other Income	2,710	75,481	4,058	4,125	0	0.00
Percentage Rent	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(298,354)	(2.10)
Effective Gross Income	$4,627,474	$4,618,529	$4,776,448	$4,894,766	$5,965,443	$42.02

Real Estate Taxes	$312,305	$466,600	$154,118	$308,235	$314,400	$2.21
Insurance	127,314	37,880	37,221	45,178	40,711	0.29
Management Fee	52,589	51,572	54,559	56,034	238,618	1.68
Other Operating Expenses	998,253	1,086,840	1,173,291	1,165,667	1,199,314	8.45
Total Operating Expenses	$1,490,461	$1,642,892	$1,419,188	$1,575,114	$1,793,043	$12.63

Net Operating Income	$3,137,013	$2,975,637	$3,357,260	$3,319,652	$4,172,400	$29.39
TI/LC	0	0	0	0	177,172	1.25
Replacement Reserves	0	0	0	0	28,394	0.20
Net Cash Flow	$3,137,013	$2,975,637	$3,357,260	$3,319,652	$3,966,835	$27.94

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The $492,709 increase in Base Rent between TTM 3/31/2015 and Underwritten is primarily attributed to a new lease to Iolo Technologies LLC which commenced on August 18, 2014 ($398,689) and the expiration of free rent periods for certain tenants at the Pasadena Office Tower Property.
(3)	Contractual rent steps are underwritten based on actual scheduled rent increases through April 1, 2016.
(4)	United Valet Parking, Inc. leases 680 parking spaces at a current rental rate of $1,622,400, which increases to $1,671,072 on October 1, 2015 and has 3% annual rent increases thereafter. The United Valet Parking, Inc. lease expires September 30, 2019. The adjacent Hilton hotel leases 98 parking spaces at a current rental rate of $320,796. The adjacent Hilton hotel lease expires March 31, 2099.

■	Appraisal. According to the appraisal, the Pasadena Office Tower Property had an “as-is” appraised value of $56,850,000 as of April 16, 2015.
■	Environmental Matters. Based on the Phase I environmental report dated April 14, 2015, there were no recommendations for further action for the Pasadena Office Tower Property other than the continuation of an operations and maintenance plan for asbestos, which was in place at origination of the Pasadena Office Tower Loan.
■	Market Overview and Competition. The Pasadena Office Tower Property is located in Pasadena, California, approximately 10 miles northeast of downtown Los Angeles. Pasadena is served by several major freeways including I-210 (Foothill Freeway; east/west), CA-134 (Ventura Freeway; east/west), I-710 (Long Beach Freeway; north/south), and CA-110 (Pasadena Freeway; north/south). According to the U.S. Bureau of Labor Statistics, the March 2015 unemployment rate of Pasadena was 6.4%. Major employers within the City of Pasadena include Jet Propulsion Laboratory (5,200 employees), CA Institute of Technology (3,600 employees), Huntington Memorial Hospital (3,000 employees), SBC (2,525 employees) and Pasadena City College (2,200 employees). The 2015 population within a one-, three-, and five-mile radius are 36,267, 329,420, and 972,414, respectively. The 2015 average household income within a one-, three-, and five-mile radius are $66,155, $82,337, and $77,757, respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The Pasadena Office Tower Property lies within the Pasadena submarket, within the greater Tri-Cities/Glendale submarket of Los Angeles. The Pasadena submarket contains 9,314,468 SF of space that exhibited a vacancy rate of 13.8% and an average asking rent of $31.92 per SF as of the fourth quarter of 2014.

Based on recent lease comparables, the appraiser concluded to an average annual rental rate of $30.00 per SF for the office space.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Pasadena Office Tower Property:

Office Lease Comparables(1)

	Pasadena Office Tower	199 South Los Robles	200 South Los Robles	2 North Lake	Koll Center Pasadena	201 South Lake
Year Built	1970	1983	1988	1985	2001	2001
Total GLA	141,969	163,234	130,818	203,911	175,840	133,380
Size	NA	3,404–11,013	1,159–6,703	983–7,254	1,633-9,862	1,587–2,251
Quoted Rent per SF	$29.20 (Wtd. Avg.)	$30.00–$33.00(2)	$33.00	$31.92–$33.00(2)	$31.20–$33.60(2)	$34.20–$36.00(2)
Expense Basis	Full Service	Full Service	Full Service	Full Service	Full Service	Full Service

(1)	Source: Appraisal.
(2)	Based on recent signed leases.

■	The Borrower. The borrowers of the Pasadena Office Tower Loan are Sherman Oaks Capital Associates, LP and Pasadena Holdings, LLC. The borrowers own the Pasadena Office Tower Property as tenants-in-common, but have waived their respective rights to partition. See “Risk Factors—The Borrower’s Form of Entity May Cause Special Risks” in the Free Writing Prospectus. The non-recourse carveout guarantors under the Pasadena Office Tower Loan are Albert Taban and Michael Pashaie.

Albert Taban and Michael Pashaie are both Los Angeles-based commercial real estate owners/operators with holdings primarily in southern California. Albert Taban is a principal of Jade Enterprises, a real estate investment firm that owns over 40 properties. Michael Pashaie is a co-founder of Golden West Properties, a real estate investment and development company that owns 47 properties, 36 of which are located in Los Angeles.

■	Escrows. In connection with the origination of the Pasadena Office Tower Loan, the borrowers funded aggregate reserves of $1,315,290 with respect to the Pasadena Office Tower Property, comprised of: (i) $134,853 for real estate taxes; (ii) $28,498 for insurance premiums; (iii) $32,500 for deferred maintenance; (iv) $411,490 for unfunded obligations related to free rent of various tenants at the Pasadena Office Tower Property; (v) $550,000 for general tenant improvements and leasing commissions; and (vi) $157,949 for tenant improvements and leasing commissions associated with the Edelman Financial Services, LLC space and the Qless, Inc space.

Additionally, on each due date, the borrowers are required to fund the following reserves with respect to the Pasadena Office Tower Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount the lender estimates will be necessary to pay the insurance premiums over the then succeeding 12-month period; (iii) a replacement reserve in the amount of $2,366; and (iv) a tenant improvements and leasing commissions reserve (“TI/LC Reserve”) in the amount of $14,167, subject to a cap of $450,000. On the due date occurring in January 2018, to the extent the TI/LC Reserve balance exceeds $170,000, the lender will disburse to the borrowers the amount of TI/LC Reserve funds that is in excess of $170,000 such that the balance of the TI/LC Reserve will be $170,000 on such due date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Pasadena Office Tower Loan is structured with a springing lockbox and springing cash management. During the continuance of an Pasadena Office Tower Trigger Period, the related borrowers are required to direct tenants to pay rent directly to a lender-controlled lockbox account and all sums on deposit in the lockbox account are required to be swept on a daily basis into a cash management account for the payment of, among other things, debt service, funding of monthly escrows and property operating expenses, with any excess to be held by the lender as additional security for the Pasadena Office Tower Loan.

A “Pasadena Office Tower Trigger Period” means the period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default and (ii) the debt service coverage ratio being less than 1.15x; and (B) expiring upon (x) with regard to any Pasadena Office Tower Trigger Period commenced in connection with clause (i) above, the cure (if applicable) of such event of default and (y) with regard to any Pasadena Office Tower Trigger Period commenced in connection with clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

■	Property Management. The Pasadena Office Tower Property is currently managed by Morlin Asset Management, L.P. pursuant to a management agreement. Under the Pasadena Office Tower Loan documents, the borrowers may terminate and replace the property manager so long as (i) no event of default is continuing under the Pasadena Office Tower Loan, (ii) the lender receives at least 60 days’ prior written notice, (iii) the replacement would not cause, without the lender’s prior written consent, directly or indirectly, any termination right, right of first refusal, right of first offer or any other similar right to be exercisable, any termination fees to be due, or a material adverse effect to occur under the REA (Parking Easement and Agreement with respect to the parking facility) and (iv) the replacement property manager and replacement management agreement are approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation). The lender has the right to terminate the management agreement and replace the property manager or require that the borrowers terminate the management agreement and replace the property manager if: (a) the property manager becomes insolvent or a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within ninety (90) days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding; (b) a Pasadena Office Tower Trigger Period is continuing; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default under the management agreement by the property manager beyond all applicable notice and cure periods.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Condominium and Release. The borrowers may give the lender 90 days’ notice, given not sooner than 60 days after the securitization Closing Date to subdivide the Pasadena Office Tower Property into a parcel containing the office building and a parcel containing the parking facility and to subject the parking facility parcel to a condominium, subject to the satisfaction of certain conditions, including that: (i) no event of default is continuing under the Pasadena Office Tower Loan; (ii) the borrowers have provided, if required by the lender, REMIC opinions and a Rating Agency Confirmation with respect to the subdivision and condominium; and (iii) the borrowers have delivered condominium documents acceptable to the lender. The condominium documents will create a condominium consisting of two units, one consisting of the parking facility improvements and the other consisting of the airspace above the parking facility (the “Release Unit”).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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If all conditions to the subdivision of the Pasadena Office Tower Property and establishment of the condominium are satisfied in accordance with the Pasadena Office Tower Loan documents, the borrowers may transfer the Release Unit to an affiliate and release the Release Unit from the liens of the Pasadena Office Tower Loan documents, provided that certain conditions are satisfied, including that: (i) no event of default is continuing under the Pasadena Office Tower Loan on either the date the release request is received by the lender or on the date of the proposed release; (ii) if required by the lender, the borrowers have delivered a REMIC opinion and a Rating Agency Confirmation with respect to the release; and (iii) immediately after the release of the Release Unit, either (x) the ratio of the outstanding principal amount of the Pasadena Office Tower Loan to the value of the Pasadena Office Tower Property excluding the Release Unit is equal to or less than 125% or (y) the principal balance of the Pasadena Office Tower Loan is paid down by an amount such that the loan-to-value ratio does not increase after the release of the Release Unit, but in no event shall such paydown of the Pasadena Office Tower Loan be in an amount less than an amount necessary to keep the loan-to-value ratio of the remaining Pasadena Office Tower Property equal to or less than 125%, unless the lender receives an opinion of counsel that if the amount in (y) is not paid, the REMIC Trust will not fail to maintain its status as a REMIC Trust as a result of the release.

■	Development of Release Unit. If the Release Unit is released as described in “—Condominium and Release” above, the owner of the Release Unit may, upon 90 days’ notice given not sooner than 60 days following origination of the Pasadena Office Tower Loan, construct multifamily dwelling units in the Release Unit, subject to certain conditions, including that: (i) no event of default is continuing under the Pasadena Office Tower Loan; (ii) the plans and specifications for the development are reasonably acceptable to the lender and the owner of the Release Unit has provided completion schedules, evidence of the acquisition of all necessary consents and permits and compliance with applicable law; (iii) the lender has determined that the development will not have a material adverse effect on the use of or any tenants of the Pasadena Office Tower Property, result in or give rise to a default or right of abatement under or the termination of any leases, result in or give rise to a default under or termination of the reciprocal easement agreement affecting the Pasadena Office Tower Property, or render any of the existing improvements unusable during the completion of the development (except for temporary unavailability of portions of the parking facility as is reasonably necessary during development provided that the temporary unavailability does not give rise to any defaults under any of the leases, the reciprocal easement agreement or any other legal requirement); (iv) the borrowers do not incur any indebtedness as part of the development; (v) the owner of the Release Unit delivers a completion bond or cash or a letter of credit in the amount of 125% of the estimated cost of the development; and (vi) if required by the lender, the borrowers deliver a REMIC opinion and a Rating Agency Confirmation with respect to the development.

■	Terrorism Insurance. The borrowers are required to maintain (x) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Pasadena Office Tower Property and (y) business interruption coverage with no exclusion for terrorism covering no less than 18 months of business interruption coverage in an amount equal to 100% of the projected gross income from the Pasadena Office Tower Property (on an actual loss sustained basis) for a period continuing until the restoration of the Pasadena Office Tower Property is completed, and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no higher than $10,000. If TRIPRA or a similar or subsequent statute is not in effect, the borrowers are required to carry terrorism insurance throughout the term of the Pasadena Office Tower Loan, but, in such event, the borrowers are not required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required (without giving effect to the cost of the terrorism component of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrowers must purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ST. ANTHONY’S HEALTHPLEX NORTH

St. Anthony's Healthplex North
13401 North Western Avenue
Oklahoma City, OK 73114
Edmond
Oak Tree Country Club
Coffee Creek Golf Club
Mitch Park
E. Covell Rd.
E. Danforth Rd.
Univ. of Central Oklahoma
OU Medical Center-Edmond
E. 2nd St.
Bryant Square
E. 15th St.
E. 33rd St.
N. Broadway
AMTRAK
NW 164th St.
NW 150th St
N. Council Rd.
N. Rockwell Ave.
N. MacArthur Blvd.
N. May Ave.
N. Pennsylvania Ave.
N. Western Ave.
Quail Springs Mall
The Shops at Quail Springs
Mercy Health Center
John Kilpatrick Turnpike
Martin Park
Oklahoma Heart Hospital
Quail Creek Country Club
Quail Springs Marketplace
NW 122nd St.
Lake Hefner Pkwy
Pat Murphy Park
Silverhorn Golf Club
E. Hefner Rd.
N. Eastern Ave.
W. Hefner Rd.
The Village
Lake Hefner
W. Britton Rd.
E. Britton Rd.
Oklahoma County
Walter M. Harrison Park
N. Bryant Ave.
Northwest Expwy.
Lake Hefner Golf Club
Stars And Stripes Park
W. Wilshire Blvd.
E. Wilshire Blvd.
Nichols Hills
Broadway Extension
Wiley Post Airport
NW 63rd St.
NE 63rd St.
Remington Park
N. Coltrane Rd.
Stinchcomb Wildlife Refuge
Dolese Youth Park
Deaconess Hospital
Integris Baptist Medical Center
Penn Square Mall
NW 50th St.
NE 50th St.
SW Coll. of Christian Ministry
Southern Nazarene University
NW 39th Expwy.
Classen Blvd.
Western Ave.
Walker Ave.
Lincoln Blvd.
Kelley Ave.
MLK Ave.
Lincoln Park Golf Course
Twin Hills Golf and Country Club
NW 36th St.
Lake Overholser
Bethany
OKLAHOMA CITY
State Capitol
NW 23rd St.
NE 23rd St.
Oklahoma City University
Columbia Bethany Hospital
N. Meridian Ave.
N. Portland Ave.
NW 16th St.
NE 16th St.
Oklahoma Heritage Museum
OU Medical Center
NW 10th St.
NE 10th St.
St. Anthony Hospital
OKC National Memorial
NE 8th St.
State Fair Park
Downtown
Devon Tower
Bricktown
Del City
The Outlet Shoppes at Oklahoma City
W. Reno Ave.
E. Reno Ave.
Will Rogers World Airport 6 miles
Myriad Botanical Gardens/Cox Conv. Center
Chesapeake Energy Arena
Bricktown Ballpark
Oklahoma River
Piedmont
Yukon
Bethany
OKLAHOMA CITY
Midwest City
Choctaw
Spencer
Jones
Del City
Mustang
Moore
Tuttle
Newcastle
Norman
Turner Tpke

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RAIT Funding, LLC
Location (City/State)	Oklahoma City, Oklahoma	Cut-off Date Principal Balance	$29,929,067
Property Type	Office	Cut-off Date Principal Balance per SF	$309.03
Size (SF)	96,847	Percentage of Initial Pool Balance	4.1%
Total Occupancy as of 3/27/2015(1)	84.8%	Number of Related Mortgage Loans	None
Total Owned Occupancy as of 3/27/2015(1)	84.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	2015/NAP	Mortgage Rate	3.9350%
Appraised Value	$43,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Underwritten Revenues	$3,198,495
Underwritten Expenses	$459,280	Escrows
Underwritten Net Operating Income (NOI)	$2,739,215	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,671,522	Taxes	$17,998	$5,999
Cut-off Date LTV Ratio	69.6%	Insurance	$16,009	$4,002
Maturity Date LTV Ratio(2)	55.1%	Replacement Reserves(4)	$0	$1,614
DSCR Based on Underwritten NOI / NCF(3)	1.68x / 1.64x	TI/LC	$0	$4,027
Debt Yield Based on Underwritten NOI / NCF	9.2% / 8.9%	Other(5)	$205,617	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$30,000,000	85.7%	Loan Payoff	$24,615,993	70.3%
Mezzanine Loan Amount	5,000,000	14.3	Partnership Equity Distribution	8,439,983	24.1
			Closing Costs	1,704,400	4.9
			Reserves	239,624	0.7

Total Sources	$35,000,000	100.0%	Total Uses	$35,000,000	100.0%

(1)	The St. Anthony’s Healthplex North Property is approximately 95.3% leased to seven tenants. Two tenants, Ancon Development Corporation and Miller Architects, Inc., each of which are borrower affiliates, are expected to take occupancy in June 2015 and September 2015, respectively, and a third tenant, Comprehensive Foot & Ankle Institute, PLLC, is expected to take occupancy in August 2015.
(2)	The Maturity Date LTV Ratio is calculated using the “prospective market value upon stabilization” of $44,500,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $43,000,000, is 57.0%. See “—Appraisal” below.
(3)	The DSCR Based on Underwritten NOI / NCF is calculated using the St. Anthony’s Healthplex North Loan’s non-standard amortization schedule as set forth in Annex G to the Free Writing Prospectus, and is calculated based on the aggregate debt service for the 12-month period commencing August 1, 2015.
(4)	Replacement Reserves are capped at $58,108. See “—Escrows” below.
(5)	Other upfront reserves include a construction reserve ($162,605) and an interest reserve funded under the St. Anthony’s Healthplex North Mezzanine Loan ($43,013). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “St. Anthony’s Healthplex North Loan”) is evidenced by a note in the original principal amount of $30,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a Class A medical office building located in Oklahoma City, Oklahoma (the “St. Anthony’s Healthplex North Property”). The St. Anthony’s Healthplex North Loan was originated by RAIT Funding, LLC on April 3, 2015 and represents approximately 4.1% of the Initial Pool Balance. The note evidencing the St. Anthony’s Healthplex North Loan has an outstanding principal balance as of the Cut-off Date of $29,929,067 and has an interest rate of 3.9350% per annum. The proceeds of the St. Anthony’s Healthplex North Loan were primarily used to refinance existing debt on the St. Anthony’s Healthplex North Property, return equity to the borrower sponsors, pay origination costs and fund reserves.

The St. Anthony’s Healthplex North Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The St. Anthony’s Healthplex North Loan requires monthly payments of interest and principal sufficient to amortize the St. Anthony’s Healthplex North Loan over a 30-year amortization schedule. The scheduled maturity date for the St. Anthony’s Healthplex North Loan is the due date in May 2025. Voluntary prepayment of the St. Anthony’s Healthplex North Loan without payment of any prepayment premium is permitted on or after the due date in February 2025. Provided that no event of default under the St. Anthony’s Healthplex North Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Property. The St. Anthony’s Healthplex North Property is a 96,847 SF Class A medical office building, with a 24-hour emergency room facility, located on approximately 8 acres of land in Oklahoma City, Oklahoma County, Oklahoma. The St. Anthony’s Healthplex North Property is newly constructed with substantial completion achieved in February 2015.

As of March 27, 2015, the St. Anthony’s Healthplex North Property was 84.8% leased to four tenants. The physical occupancy rate at the St. Anthony’s Healthplex North Property is expected to increase to approximately 95.3% by September 2015 after tenants Ancon Development Corporation and Miller Architects, Inc. (each of which are borrower affiliates) and Comprehensive Foot & Ankle Institute, PLLC are expected to take occupancy in June 2015, September 2015 and August 2015, respectively. Primary access to the St. Anthony’s Healthplex North Property neighborhood is provided by W. John Kilpatrick Turnpike, a major arterial that crosses the Oklahoma City metro area in an east/west direction on the northern boundary of the metro area and continues to the south on the western boundary of the metro area.

The primary tenant at the St. Anthony’s Healthplex North Property is SSM Health Care of Oklahoma, Inc. (“SSM”), guaranteed by its parent SSM Health Care Corporation (“SSMHCC”). SSMHCC’s revenue bonds are rated AAA by Fitch. SSM leases 67,717 SF (70% of St. Anthony’s Healthplex North Property’s net rentable square footage) on a 10 year, triple net lease, with four, 5-year options to extend. The lease expires February 22, 2025. SSM utilizes its premises as an emergency room/urgent care facility under a license from St. Anthony’s Hospital, a Catholic not-for-profit health care provider, which is located approximately 12 miles south of the St. Anthony’s Healthplex North Property. In addition, SSM leases the entire second floor and portions of the fourth and fifth floors as medical office space.

The following table presents certain information relating to the tenants at the St. Anthony’s Healthplex North Property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration(2)	Renewal / Extension Options
SSM Health Care of Oklahoma, Inc.	AAA / Baa2 / NR	67,717	69.9%	$2,634,560	88.3%	$38.91	2/22/2025	4, 5-year options
OSOI	NR / NR / NR	8,723	9.0	209,352	7.0	24.00	3/31/2025	2, 5-year options
Brent Scott	NR / NR / NR	3,042	3.1	73,008	2.4	24.00	3/15/2025	2, 5-year options
Diana Hampton MD	NR / NR / NR	2,616	2.7	65,400	2.2	25.00	2/28/2025	NA
Largest Owned Tenants		82,098	84.8%	$2,982,320	100.0%	$36.33
Vacant Spaces (Owned Spaces)		14,749	15.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		96,847	100.0%	$2,982,320	100.0%	$36.33

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	All leases are assumed to remain in place through contractual expiration even if early termination options are available.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the lease rollover schedule at the St. Anthony’s Healthplex North Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	82,098	84.8	84.8%	2,982,320	100.0	36.33	4
2026 & Thereafter	0	0.0	84.8%	0	0.0	0.00	0
Vacant	14,749	15.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	96,847	100.0%		$2,982,320	100.0%	$36.33	4

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant per rent roll dated March 27, 2015.

The following table presents certain information relating to historical leasing at the St. Anthony’s Healthplex North Property:

Historical Leased %(1)(2)

	2013	2014	As of 3/27/2015
Owned Space	NAP	NAP	84.8%(3)

(1)	As provided by the borrower and which represents average occupancy for the specified year unless otherwise indicated.
(2)	Historical occupancy is not available as the St. Anthony’s Healthplex North Property was constructed in 2015.
(3)	The St. Anthony’s Healthplex North Property is approximately 95.3% leased to seven tenants. Two tenants, Ancon Development Corporation and Miller Architects, Inc., each of which are borrower affiliates, are expected to take occupancy in June 2015 and September 2015, respectively, and a third tenant, Comprehensive Foot & Ankle Institute, PLLC, is expected to take occupancy in August 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the St. Anthony’s Healthplex North Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,982,320	$30.79
Contractual Rent Steps	0	0.00
Gross Up Vacancy	389,119	4.02
Total Rent	$3,371,439	$34.81
Total Reimbursables	216,175	2.23
Other Income	0	0.00
Vacancy & Credit Loss	(389,119)	(4.02)
Effective Gross Income	$3,198,495	$33.03
Total Operating Expenses	$459,280	$4.74
Net Operating Income	$2,739,215	$28.28
TI/LC	48,324	0.50
Capital Expenditures	19,369	0.20
Net Cash Flow	$2,671,522	$27.58

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Cash Flow is based on contractual rents as of March 27, 2015 and the average rents of the credit tenants over the ten year loan term.

■	Appraisal. According to the appraisal, the St. Anthony’s Healthplex North Property had an “as-is” appraised value of $43,000,000 as of March 10, 2015 and a “prospective market value upon stabilization” of $44,500,000 as of June 1, 2015, which assumes certain tenant buildouts are completed. The St. Anthony’s Healthplex North Property is expected to achieve stabilization when tenant Miller Architects completes its buildout and takes occupancy of its space.

■	Environmental Matters. According to a Phase I environmental report dated February 24, 2015, there are no recognized environmental conditions or recommendations for further action at the St. Anthony’s Healthplex North Property.

■	Market Overview and Competition. The St. Anthony’s Healthplex North Property is located in Oklahoma City, Oklahoma in the Memorial Corridor office submarket. Land uses within the immediate neighborhood surrounding the St. Anthony’s Healthplex North Property are single family residential subdivisions and commercial developments along major arterials and the Kilpatrick Turnpike.

According to the appraisal, the Oklahoma City office market consists of approximately 22.5 million SF in 289 buildings with an average vacancy rate of 12.1%, as of the fourth quarter of 2014. The Class A Oklahoma City office market consists of approximately 3.6 million SF in 23 buildings with an average vacancy rate of 3.4%. The vacancy rate in the Memorial Corridor office submarket was 2.6% as of the fourth quarter of 2014. The Class A Memorial Corridor office submarket vacancy rate was 1.4% as of fourth quarter 2014.

According to the appraisal, as of the fourth quarter 2014, the Oklahoma City medical office market consists of approximately 1.79 million SF with an average rental rate of $18.82 per SF and an overall vacancy of 8.7%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the primary competition for the St. Anthony’s Healthplex North Property:

Competitive Set(1)

	St. Anthony’s Healthplex North(2)	St. Anthony’s Healthplex West	St. Anthony’s Healthplex East	St. Anthony’s Healthplex South
City	Oklahoma City	Mustang	Oklahoma City	Oklahoma City
Occupancy	84.8%	59.0%	84.0%	79.0%

(1)	Source: Appraisal.
(2)	Occupancy for the St. Anthony’s Healthplex North Property as provided by the borrower per the March 27, 2015 rent roll.

■	The Borrower. The borrower is WHP Senior, LLC, a single-purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the St. Anthony’s Healthplex North Loan. G. David Neff, Jr., the G. David Neff Jr. Living Trust, Dwight Darin Miller, and the Dwight Darin Miller Living Trust, jointly and severally, are the non-recourse carveout guarantors of the St. Anthony’s Healthplex North Loan.

■	Escrows. In connection with the origination of the St. Anthony’s Healthplex North Loan, the borrower funded aggregate reserves of $239,625 comprised of: (i) $17,998 for real estate taxes; (ii) $16,009 for insurance; (iii) $43,013 for mezzanine loan interest (which was funded under the St. Anthony’s Healthplex North Mezzanine Loan); and (iv) $162,605 for finishing and change order work relating to the construction of the St. Anthony’s Healthplex North Property.

Additionally, on each due date, the borrower is required to fund the following reserves with respect to the St. Anthony’s Healthplex North Property: (i) a tax reserve in an amount equal to one-twelfth of the annual amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) an insurance reserve in an amount equal to one-twelfth of the annual amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period; (iii) a TI/LC reserve in an amount equal to $4,027; (iv) a replacement reserve in an amount equal to $1,614, subject to a cap of funds to be held in the reserve account at any time of $58,108; (v) an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses to be incurred by the borrower for the then current monthly period; and (vi) during the occurrence and continuance of a St. Anthony’s Healthplex North Trigger Period other than a Mezzanine Trigger Period (each as defined below), an excess cash flow reserve with respect to any Excess Cash (as defined below) generated by the St. Anthony’s Healthplex North Property.

■	Lockbox and Cash Management. The St. Anthony’s Healthplex North Loan is structured with a hard lockbox and in-place cash management. At the origination of the St. Anthony’s Healthplex North Loan, the borrower was required to establish a lender-controlled lockbox account into which tenants at the St. Anthony’s Healthplex North Property will pay their rents. Any revenues derived from the St. Anthony’s Healthplex North Property that are received by the borrower or the property manager are also required to be deposited into the lender-controlled lockbox account. At origination of the St. Anthony’s Healthplex North Loan, the lender, on the borrower’s behalf, established a cash management account in the name of the borrower for the sole and exclusive benefit of the lender. Funds on deposit in the lockbox account are required to be swept into a cash management account on each business day.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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So long as no event of default has occurred and is continuing under the St. Anthony’s Healthplex North Loan, on each monthly payment date, the lender is required to disburse all funds on deposit in the cash management account to pay required reserves, debt service, approved operating expenses, mezzanine debt service and all other amounts then due and payable under the St. Anthony’s Healthplex North Loan documents, with any remaining amounts (“Excess Cash”) to be disbursed to the mezzanine borrower, provided that no St. Anthony’s Healthplex North Trigger Period has occurred. During a St. Anthony’s Healthplex North Trigger Period, for so long as (x) no event of default under the St. Anthony’s Healthplex North Loan has occurred and is continuing and (y) no event of default under the St. Anthony’s Healthplex North Mezzanine Loan has occurred and is continuing (clause (y) being a “Mezzanine Trigger Period”), all Excess Cash is required to be escrowed by the lender. Such Excess Cash may be used for the payment of tenant improvements and leasing commissions associated with SSM during the occurrence and continuance of an SSM Trigger Period. During a Mezzanine Trigger Period and for so long as no event of default under the St. Anthony’s Healthplex North Loan has occurred and is continuing, all Excess Cash will be paid to the mezzanine lender.

“St. Anthony’s Healthplex North Trigger Period” means (A) a period commencing upon the earliest to occur of: (i) the occurrence and continuance of an event of default under the St. Anthony’s Healthplex North Loan, (ii) the occurrence of a Mezzanine Trigger Period, (iii) the debt service coverage ratio (based on the debt service for both the St. Anthony’s Healthplex North Loan and the St. Anthony’s Healthplex North Mezzanine Loan) being less than 1.10x, and (iv) the occurrence of an SSM Trigger Period; and (B) expiring (w) in the case of clause (A)(i) above, upon the cure (if applicable) of such event of default, (x) in the case of clause (A)(ii) above, when a Mezzanine Trigger Period no longer exists, (y) in the case of clause (A)(iii) above, on the date that the debt service coverage ratio is at least equal to 1.10x (based on the debt service for both the St. Anthony’s Healthplex North Loan and the St. Anthony’s Healthplex North Mezzanine Loan) for two consecutive calendar quarters and (z) in the case of clause (A)(iv) above, when an SSM Trigger Period no longer exists.

“SSM” means, collectively, SSM Health Care of Oklahoma, Inc., and any replacement tenant for all or any portion of the SSM space.

“SSM Trigger Period” means a period (A) commencing upon the first to occur of (i) SSM being in default under its lease beyond applicable notice and cure periods, (ii) SSM “going dark” in its premises, (iii) SSM giving notice that it is terminating its lease for all or any portion of its premises, (iv) any termination or cancellation of SSM’s lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or SSM’s lease failing to otherwise be in full force and effect, (v) any bankruptcy or insolvency of SSM and (vi) SSM failing to extend or renew its lease on or prior to February 22, 2024; and (B) expiring upon the first to occur of (1) the satisfaction of the SSM Cure Conditions (as defined below) or (2) the borrower leasing the entire SSM premises to a replacement tenant on market terms approved by the lender and such replacement being in occupancy, open for business and paying full unabated rent.

“SSM Cure Conditions” means each of the following, as applicable: (i) SSM has cured all defaults under its lease; (ii) SSM is no longer “dark”; (iii) SSM has revoked or rescinded all termination or cancellation notices with respect to its lease and has re-affirmed the lease as being in full force and effect; (iv) if the SSM Trigger Period is due to SSM’s failure to extend or renew its lease, SSM has renewed or extended its lease in accordance with the terms of the related loan agreement and at a net effective rental rate at least equal to the net effective rental rate paid by SSM for its premises during the 12 months immediately prior to the beginning of such renewal term; (v) with respect to any applicable bankruptcy or insolvency proceedings involving SSM and/or SSM’s lease, SSM is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed its lease pursuant to a final, non-appealable order of a court of competent jurisdiction; and (vi) SSM is paying full, unabated rent under its lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The St. Anthony’s Healthplex North Property is managed by Price Edwards & Company, a third-party manager, pursuant to a management agreement. Under the St. Anthony’s Healthplex North Loan documents, the borrower is not permitted to replace the current property manager except with a management company approved by the lender. The lender may replace (or require the borrower to replace) the property manager if (i) there is a default (after the expiration of any applicable cure period) by the property manager under the management agreement, (ii) there is a default which remains uncured and is continuing under the St. Anthony’s Healthplex North Loan documents, (iii) the debt service coverage ratio (based on the debt service for both the St. Anthony’s Healthplex North Loan and the St. Anthony’s Healthplex North Mezzanine Loan) is less than 1.10x, or (iv) certain bankruptcy-related events occur with respect to the property manager.

■	Mezzanine or Subordinate Indebtedness. Concurrently with the origination of the St. Anthony’s Healthplex North Loan, RAIT Partnership, L.P., an affiliate of the lender, made a $5,000,000 mezzanine loan (the “St. Anthony’s Healthplex North Mezzanine Loan”) to WHP Mezz, LLC, a Delaware limited liability company, secured by a pledge of 100% of the mezzanine borrower’s equity interest in the borrower. The St. Anthony’s Healthplex North Mezzanine Loan carries an interest rate of 9.9900% per annum and is co-terminous with the St. Anthony’s Healthplex North Loan. The lender has entered into a customary intercreditor agreement with the mezzanine lender under the St. Anthony’s Healthplex North Mezzanine Loan.

■	Terrorism Insurance. The borrower is required to maintain an “all risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the St. Anthony’s Healthplex North Property, plus 12 months of business interruption coverage as calculated under the St. Anthony’s Healthplex North Loan documents, with an additional extended period of indemnity for another 6 months or until income is restored to the prior level (whichever first occurs). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ROCKSIDE ROAD OFFICE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ROCKSIDE ROAD OFFICE PORTFOLIO

Rockside Road Office Portfolio
1 Highpointe Corporate Park
9555, 9775 and 9885 Rockside Road, Valley View, OH 44125
2 Rockside Business Pointe
9700 and 9800 Rockside Road, Valley View, OH 44125
3 Southport Center
8333 Rockside Road, Valley View, OH 44125
4 MRN III
9445 and 9665 Rockside Road, Valley View, OH 44125
Lake Erie
Burke Lakefront Airport
East Cleveland
St. Clair-Superior
Asiatown
Lewis Stokes VA Med. Center
Case Western Reserve Univ.
The Rock and Roll Hall of Fame
FirstEnergy Stadium
Downtown
Cleveland State Univ.
Cleveland Clinic
Cleveland Heights
Wolstein Center
Progressive Field
Quicken Loans Arena
Central
RTA RED LINE
RTA BLUE LINE
Woodland Ave.
Ohio City
Lorain Ave.
CLEVELAND
Kinsman Rd.
Union Ave.
MetroHealth Hospital
Steelyard Commons
Broadway Ave.
E. 55th St.
E. 79th St.
E. 71st St.
E. 93rd St.
E. 116th St.
E. 131st St.
Harvard Ave.
Miles Ave.
Cleveland Metroparks Zoo
Newburgh Hts.
Cuyahoga Hts.
Willow Frwy
Broadview Rd.
Cleveland-Hopkins Intl. Airport 7 miles
Brooklyn Heights
Garfield Heights
Marymount Hospital
Warrensville Heights
Bedford Heights
Granger Rd.
Warren Rd.
Turney Rd.
Southgate USA Shopping Center
Rockside Rd.
Meadow Brook Market Square Shopping Ctr.
W. 54th St.
Snow Rd.
Parma
CUYAHOGA COUNTY
Kent St. College of Podiatric Med.
Maple Heights
Ridgewood Dr.
Ridgewood Golf Course
Canal Rd.
Valley View
Dunham Rd.
Bedford Medical Ctr.
Bedford
Solon Rd.
Independence
Shawnee Hills Golf Course
Oakwood
CUYAHOGA VALLEY NATIONAL PARK
Northfield Rd.
Seven Hills
Pleasant Valley Rd.
Alexander Rd.
W. Sprague Rd.
E. Sprague Rd.
North Royalton
E. Wallings Rd.
W. Wallings Rd.
Walton Hills
SUMMIT COUNTY
Brecksville
Valley View Rd.
Macedonia
Broadview Heights
W. Royalton Rd.
W. Aurora Rd.
Macedonia Commons
Akron 18 miles
Lake Erie
Mentor
Euclid
CLEVELAND
Lakewood
Cleveland Heights
Lorain
North Olmsted
Elyria
Parma
Strongsville
Independence
Brunswick
Hudson
Streetsboro
Medina
Cuyahoga Falls
AKRON
Wadsworth
Barberton
Green

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		CGMRC
Location (City/State)	Valley View, Ohio	Cut-off Date Principal Balance		$29,500,000
Property Type(1)	Various	Cut-off Date Principal Balance per SF		$75.65
Size (SF)	389,949	Percentage of Initial Pool Balance		4.1%
Total Occupancy as of 3/10/2015	83.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 3/10/2015	83.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate		4.3400%
Appraised Value(2)	$42,472,500	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36

Underwritten Revenues	$5,048,030
Underwritten Expenses	$1,879,859	Escrows
Underwritten Net Operating Income (NOI)	$3,168,170		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,935,920	Taxes	$0	$50,076
Cut-off Date LTV Ratio	69.5%	Insurance	$0	$5,166
Maturity Date LTV Ratio	59.0%	Replacement Reserve	$0	$7,046
DSCR Based on Underwritten NOI / NCF	1.80x / 1.67x	TI/LC(3)	$371,000	$19,459
Debt Yield Based on Underwritten NOI / NCF	10.7% / 10.0%	Other(4)	$356,281	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$29,500,000	99.8%	Loan Payoff	$21,941,681	74.2%
Other Sources	70,000	0.2	Principal Equity Distribution	5,949,423	20.1
			Closing Costs	951,614	3.2
			Reserves	727,281	2.5
Total Sources	$29,570,000	100.0%	Total Uses	$29,570,000	100.0%

(1)	The Rockside Road Office Portfolio consists of four primarily office properties, two of which also contain warehouse space.
(2)	Appraised Value is based on the “as-is” portfolio value. The aggregate appraised “as-is” value of the mortgaged properties on an individual basis is $40,450,000, which results in a Cut-off Date LTV Ratio of 72.9%. See “—Appraisal” below.
(3)	The TI/LC reserve of $371,000 represents a $271,000 TI/LC reserve established for the Anthem Blue Cross and Blue Shield space and a $100,000 reserve for general TI/LC. The TI/LC reserve will be capped at $701,908. See “—Escrows” below.
(4)	Other upfront reserves of $356,281 represent (i) $9,375 for deferred maintenance and (ii) $346,906 for unfunded tenant obligations. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Rockside Road Office Portfolio Loan”) is evidenced by a note in the original principal amount of $29,500,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in two office and two office/flex properties located in Valley View, Ohio (the “Rockside Road Office Portfolio Properties”). The Rockside Road Office Portfolio Loan was originated by Citigroup Global Markets Realty Corp. on May 7, 2015. The Rockside Road Office Portfolio Loan has an outstanding principal balance as of the Cut-off Date of $29,500,000, which represents approximately 4.1% of the Initial Pool Balance, and accrues interest at an interest rate of 4.3400% per annum. The proceeds of the Rockside Road Office Portfolio Loan were used to refinance existing debt on the Rockside Road Office Portfolio Properties, pay origination costs, fund reserves and return equity to the borrower sponsor.

The Rockside Road Office Portfolio Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Rockside Road Office Portfolio Loan requires payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the Rockside Road Office Portfolio Loan over a 30-year amortization schedule. The scheduled maturity date of the Rockside Road Office Portfolio Loan is the due date in June 2025. Defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date. Voluntary prepayment of the Rockside Road Office Portfolio Loan, without a prepayment premium or yield maintenance charge, is permitted on or after the due date in April 2025.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Properties. The Rockside Road Office Portfolio Properties consist of two office and two office/flex properties located in Valley View, Ohio. The Rockside Road Office Portfolio Properties, comprising an aggregate 389,949 SF, were constructed between 1986 and 1998 and are located 10 miles south of the Cleveland CBD. As of March 10, 2015, Total Occupancy and Owned Occupancy were both 83.0%.

The following table presents certain information relating to the Rockside Road Office Portfolio Properties:

Property Name	Year Built	Building GLA	Property Type	Occupancy(1)	Allocated Cut-off Date Loan Amount	% Allocated Cut-off Date Loan Amount	Appraised Value(2)(3)	Appraisal Market Rent $ per SF	UW Base Rent $ per SF	UW NCF
Highpointe Corporate Park	1989, 1998	135,921	Office/Flex	90.4%	$11,012,360	37.3%	$15,100,000	$14.95	$12.99	$1,237,155
Rockside Business Pointe	1986	115,918	Office/Flex	77.6%	7,475,278	25.3	10,250,000	$14.62	12.86	716,789
Southport Center	1991	93,993	Office	71.1%	7,365,884	25.0	10,100,000	$18.01	15.35	585,440
MRN III	1998	44,117	Office	100.0%	3,646,478	12.4	5,000,000	$15.53	12.56	396,536
Total / Wtd. Avg.		389,949		83.0%	$29,500,000	100.0%	$42,472,500	$15.66	$13.38	$2,935,920

(1)	Occupancy as of March 10, 2015.
(2)	The appraised value of $42,472,500 represents the “as-is” appraised value of the Rockside Road Office Portfolio Properties as a combined portfolio. The aggregate “as-is” appraised values of the four individual Rockside Road Office Portfolio Properties is $40,450,000
(3)	Southport Center has an “as stabilized” appraised value of $11,200,000 as of March 18, 2016.

Highpointe Corporate Park is a three-building, 135,921 SF office/flex complex located on Rockside Road approximately 0.5 mile east of Southport Center. The buildings were constructed in 1989 and 1998 and contain approximately 85% office space and 15% flex space. Highpointe Corporate Park is 90.4% leased to 14 tenants as of March 10, 2015. The largest tenant at Highpointe Corporate Park is Harley Davidson Dealers Services, Inc. which leases 25,762 SF through December 31, 2019 and contributes to 8.9% of the overall UW Base Rent.

Rockside Business Pointe is a two-building, 115,918 SF office/flex complex located directly south of Highpointe Corporate Park. The buildings were constructed in 1986. One building contains 100% office space and the other contains approximately 70% office space and 30% flex space. Rockside Business Pointe is 77.6% leased to 17 tenants as of March 10, 2015. The largest tenant at Rockside Business Pointe is A-1 General Insurance Agency which leases 22,600 SF through May 31, 2017 and contributes to 8.3% of the overall UW Base Rent.

Southport Center is a 93,993 SF office building located at the intersection of Rockside and Canal Roads. The building was constructed in 1991. Southport Center is 100.0% leased to three tenants as of March 10, 2015. The largest tenant at Southport Center is ExactCare Pharmacy which leases a total of 49,335 SF through April and September 2021 and contributes 17.3% of the overall UW Base Rent. The UW Base Rent excluded the rental income from Anthem Blue Cross and Blue Shield which has a lease expiring in June 2015. The underwritten occupancy is 71.1%.

MRN III is a two-building, 44,117 SF office complex located on the north side of Rockside Road, east of Canal Road. The buildings were constructed in 1998. MRN III is 100.0% leased to three tenants as of March 10, 2015. The largest tenant at MRN III is ExactCare Pharmacy which leases a total of 26,997 SF through July 2020 and contributes 7.4% of the overall UW Base Rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the Rockside Road Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/Moody’s/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
ExactCare Pharmacy(2)	NR/NR/NR	76,332	19.6%	$1,071,681	24.7%	$14.04	Various	NA
Harley Davidson Dealers Services, Inc.	NR/NR/A-	25,762	6.6	386,430	8.9	15.00	12/31/2019	2, 5-year options
A-1 General Insurance Agency	NR/NR/NR	22,600	5.8	361,600	8.3	16.00	5/31/2017	1, 5-year option
TRW(3)	NR/NR/NR	17,487	4.5	275,420	6.4	15.75	7/31/2020	2, 5-year options
Builders Exchange Inc.	NR/NR/NR	12,015	3.1	234,338	5.4	19.50	8/31/2016	NA
NAS Recruitment Communications(4)	NR/NR/NR	14,178	3.6	212,670	4.9	15.00	5/7/2025	NA
Ohio Center Broadcasting	NR/NR/NR	15,240	3.9	182,000	4.2	11.94	8/31/2020	2, 5-year options
Crossroads Hospice	NR/NR/NR	14,810	3.8	177,720	4.1	12.00	3/31/2022	NA
YP Texas Yellow Pages	NR/NR/NR	11,012	2.8	170,686	3.9	15.50	8/30/2016	NA
Baker’s Union Pension/Health	NR/NR/NR	8,729	2.2	130,935	3.0	15.00	5/31/2020	2, 5-year options
Ten Largest Tenants		218,165	55.9%	$3,203,480	73.9%	$14.68
Remaining Tenants		105,598	27.1	1,129,587	26.1	10.70
Vacant		66,186	17.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		389,949	100.0%	$4,333,067	100.0%	$13.38

(1)	Certain ratings are those of the parent company, whether or not the parent guarantees the lease.
(2)	ExactCare Pharmacy is a tenant at both the Southport Center and MRN III buildings and leases its space under the following terms: (a) Southport Center—27,816 SF at UW Base Rent of $15.21 per SF with lease expiration of April 2021 and an option to terminate its lease on August 31, 2020 by providing 9 months’ notice and payment of unamortized tenant improvements and cost of generator along with rent differential of $1.00 per SF or $21,519 annually for the remaining time on the lease; (b) Southport Center—21,519 SF at UW Base Rent of $15.21 per SF with lease expiration of September 2021 and an option to terminate its lease on March 31, 2020 by providing 9 months’ notice and payment of unamortized tenant improvements and cost of generator along with rent differential of $1.00 per SF or $21,519 annually for the remaining time on the lease; and (c) MRN III—26,997 SF at UW Base Rent of $11.90 per SF with lease expiration of July 2020 and an option to terminate its lease on December 31, 2018 by providing 9 months’ notice and payment of unamortized TI/LC at 7% and rent differential of $1.00 per SF annually for the remaining time on the lease.
(3)	TRW has an option to terminate its lease on July 31, 2018 by providing 9 months’ notice and payment of unamortized TI/LC at 8% interest, which are estimated to be $191,500, plus the rental differential between the 5th and 7th year lease rental rates.
(4)	NAS Recruitment Communications has an option to terminate its lease January 31, 2020 or March 31, 2023 by providing 6 months’ notice and payment of unamortized tenant improvements, rent abatement and recapture of average rent differential as specified in its lease.

The following table presents the lease rollover schedule at the Rockside Road Office Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	7,120	1.8	1.8%	50,326	1.2	7.07	2
2016	46,447	11.9	13.7%	664,130	15.3	14.30	9
2017	55,133	14.1	27.9%	777,240	17.9	14.10	10
2018	18,525	4.8	32.6%	161,225	3.7	8.70	3
2019	31,976	8.2	40.8%	446,430	10.3	13.96	2
2020	86,239	22.1	62.9%	1,092,941	25.2	12.67	7
2021	49,335	12.7	75.6%	750,385	17.3	15.21	2
2022	14,810	3.8	79.4%	177,720	4.1	12.00	1
2023	0	0.0	79.4%	0	0.0	0.00	0
2024	0	0.0	79.4%	0	0.0	0.00	0
2025	14,178	3.6	83.0%	212,670	4.9	15.00	1
2026 & Thereafter	0	0.0	83.0%	0	0.0	0.00	0
Vacant	66,186	17.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	389,949	100.0%		$4,333,067	100.0%	$13.38	37

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the applicable lease and that are not represented in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the Roadside Road Office Portfolio Properties:

Historical Leased %(1)

	2012	2013	2014	As of 3/10/2015
Rockside Road Office Portfolio	83.8%	80.7%	90.0%	83.0%

(1)	As provided by the borrowers and which reflects average occupancy for the specified year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Roadside Road Office Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent	$3,666,971	$3,815,495	$3,940,801	$4,261,494	$10.93
Contractual Rent Steps(2)	0	0	0	71,573	0.18
Gross Up Vacancy	0	0	0	1,064,069	2.73
Total Rent	$3,666,971	$3,815,495	$3,940,801	$5,397,136	$13.84
Total Reimbursables	442,430	392,060	465,567	441,144	1.13
Other Income(3)	259,368	309,139	273,819	273,819	0.70
Vacancy & Credit Loss(4)	0	0	0	(1,064,069)	(2.73)
Effective Gross Income	$4,368,769	$4,516,694	$4,680,187	$5,048,030	$12.95

Real Estate Taxes	$483,098	$593,110	$608,626	$572,293	$1.47
Insurance	35,012	39,951	47,983	59,044	0.15
Management Fee	171,831	176,428	183,896	201,921	0.52
Other Operating Expenses	926,093	941,597	1,045,106	1,046,601	2.68
Total Operating Expenses	$1,616,033	$1,751,085	$1,885,611	$1,879,859	$4.82

Net Operating Income	$2,752,736	$2,765,609	$2,794,576	$3,168,170	$8.12
TI/LC	0	0	0	147,695	0.38
Replacement Reserves	0	0	0	84,555	0.22
Net Cash Flow	$2,752,736	$2,765,609	$2,794,576	$2,935,920	$7.53

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Contractual rent steps are underwritten based upon the actual scheduled rent increases through September 16, 2015.
(3)	Other Income includes tenant chargebacks and miscellaneous income.

■	Appraisal. As of the appraisal valuation date of March 18, 2015, the Rockside Road Office Portfolio Properties had an aggregate “as-is” appraised value of $42,472,500, which represents the appraised values for the Rockside Road Office Portfolio Properties on a portfolio basis, as compared to the aggregate “as-is” appraised value of $40,450,000 for the four individual Rockside Road Office Portfolio Properties. Southport Center has an “as stabilized” appraised value of $11,200,000 as of March 18, 2016. The Rockside Road Office Portfolio Properties have an aggregate “as stabilized” appraised value of $43,627,500, which represents the appraised values for the Rockside Road Office Portfolio Properties on a portfolio basis, as compared to the aggregate “as stabilized” appraised value of $41,550,000 for the four individual Rockside Road Office Portfolio Properties.

■	Environmental Matters. Based on the Phase I environmental reports dated March 23, 2015, there were no recommendations for further action other than, with respect to Rockside Business Pointe, an operations and maintenance plan for asbestos, which was implemented in connection with the origination of the Rockside Road Office Portfolio Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Market Overview and Competition. The Rockside Road Office Portfolio Properties are located in Valley View, Cuyahoga County, Ohio. MRN III, Highpointe Corporate Park, and Rockside Business Pointe are clustered together and Southport Center is located 0.5 miles west. Rockside Road is a four-lane, two-way major road that serves as a primary commercial corridor in south Cleveland. The Rockside Road Office Portfolio is located 1.5 miles from the major intersection of I-77 and I-480. I-77 provides a direct route north into the CBD and south to I-80 (the Ohio Turnpike). I-480 is a heavily traveled inner belt highway which provides direct access to the Cleveland-Hopkins International Airport, approximately 13 miles to the west. Industrial development is the predominant land use in the local area, with several industrial properties located immediately south of Rockside Road including flex, warehouse, and light manufacturing uses.

The Rockside Road Office Portfolio is located in the South Office Submarket and the South Office Micro-Submarket. According to a third-party report, the South Office Submarket reported a first quarter 2015 supply of 9,548,425 SF. There had been no new construction in the submarket for the past nine quarters as of the first quarter of 2015, and no new construction is currently underway. The vacancy rate as of the first quarter of 2015 was at an eight-quarter low of 12.1%. Asking rents in the submarket have been fairly stable, and consistently higher than the overall market, with the first quarter 2015 average rental rate at $18.44 per SF.

Per the appraiser, occupancy for comparable buildings ranged from 71.3% to 91.4%, for a weighted average of 86.1%. The appraiser concluded with a 10.0% vacancy for Highpointe Corporate Park, MRN III, and Southport Center, and 20% for Rockside Business Pointe, for a weighted average vacancy of 13%.

■	The Borrowers. The borrowers are (i) MRN Cleveland I, LLC, (ii) MRN Cleveland II, LLC, (iii) MRN Cleveland III, LLC and (iv) Southport Center, LLC, each a single-purpose Delaware limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Rockside Road Office Portfolio Loan. Richard V. Nosan is the non-recourse carveout guarantor under the Rockside Road Office Portfolio Loan.

Richard V. Nosan is the president and founder of Property Advisors Group, a family-run commercial real estate development, investment, and management company. Since founding Property Advisors Group in 1986, Mr. Nosan has successfully developed, purchased and owned over $75 million of office and industrial real estate.

■	Escrows. In connection with the origination of the Rockside Road Office Portfolio Loan, the borrowers funded aggregate reserves of $727,281 with respect to the Rockside Road Office Portfolio Properties, comprised of (i) $346,906 for unfunded obligations related to free rent of various tenants across the Rockside Road Office Portfolio Properties, (ii) $271,000 for tenant improvements and leasing commissions associated with the Anthem Blue Cross and Blue Shield tenant space at Southport Center, (iii) $100,000 for general tenant improvements and leasing commissions and (iv) $9,375 for deferred maintenance consisting of various immediate repairs across the Rockside Road Office Portfolio Properties.

Additionally, on each due date, the borrowers are required to fund the following reserves with respect to the Rockside Road Office Portfolio Property: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period; (ii) at the option of the lender, if the liability or casualty policy maintained by the borrowers do not constitute an approved blanket or umbrella insurance policy under the Rockside Road Office Portfolio Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period; (iii) a replacement reserve in the amount of $7,046; and (iv) a tenant improvements and leasing commissions reserve in the amount of $19,459, subject to a cap of $701,908.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Lockbox and Cash Management. The Rockside Road Office Portfolio Loan documents require a hard lockbox with springing cash management. The Rockside Road Office Portfolio Loan documents require the borrowers to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrowers with respect to the Rockside Road Office Portfolio Properties be promptly deposited into such lockbox account following receipt. So long as a Rockside Road Office Portfolio Trigger Period is not then in effect, all funds in the lockbox are required to be swept and remitted on each business day to the borrowers’ operating account. During the continuance of a Rockside Road Office Portfolio Trigger Period all funds in the lockbox are required to be transferred on each business day to a lender-controlled cash management account, and, provided no event of default is continuing, applied to pay debt service and operating expenses of the Rockside Road Office Portfolio Properties and to fund required reserves in accordance with the Rockside Road Office Portfolio Loan documents. After the foregoing disbursements are made and so long as a Rockside Road Office Portfolio Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the Rockside Road Office Portfolio Loan. During the continuance of an event of default under the Rockside Road Office Portfolio Loan, the lender may apply any funds in the cash management account to amounts payable under the Rockside Road Office Portfolio Loan and/or toward the payment of expenses of the Rockside Road Office Portfolio Properties, in such order of priority as the lender may determine.

A “Rockside Road Office Portfolio Trigger Period” means the period (A) commencing upon the earliest of, (i) the occurrence of an event of default, (ii) the debt service coverage ratio being less than 1.25x and (iii) the occurrence of a Rockside Road Specified Tenant Trigger Period; and (B) expiring upon (x) with respect to clause (A)(i) above, the cure of such event of default, (y) with respect to clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters and (z) with respect to clause (A)(iii) above, such Rockside Road Specified Tenant Trigger Period ceasing to exist.

A “Rockside Road Specified Tenant” means (i) ExactCare Pharmacy, (ii) any other lessee of the demised ExactCare Pharmacy space and (iii) any current or future guarantor(s) of any lease relating to the foregoing.

A “Rockside Road Specified Tenant Trigger Period” means a period: (A) commencing upon the first to occur of (i) a Rockside Road Specified Tenant being in default under its lease, (ii) a Rockside Road Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark”, (iii) a Rockside Road Specified Tenant giving notice that it is terminating its lease with respect to all or any portion of its space, (iv) any termination, cancellation or failure to be in full force and effect of any Rockside Road Specified Tenant lease, (v) any bankruptcy or similar insolvency of any Rockside Road Specified Tenant and (vi) a Rockside Road Specified Tenant failing to extend or renew its lease on or prior to the applicable notice deadline for a minimum period of five years; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence demonstrating (i) the cure of the applicable event giving rise to the Rockside Road Specified Tenant Trigger Period or such circumstances ceasing to exist or (ii) the borrowers leasing the entire space that was demised to the Rockside Road Specified Tenant and the applicable new tenant (or series of tenants) under such lease being in actual, physical occupancy of the space and open to the public for business and paying the full amount of the rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The Rockside Road Office Portfolio Properties are currently managed by Inter-Build Construction Co., an affiliate of the borrowers. Under the Rockside Road Office Portfolio loan documents, the borrowers may terminate and replace the property manager without the lender’s consent, so long as (i) no event of default has occurred and is continuing, (ii) the lender receives at least 60 days’ prior written notice, (iii) the applicable replacement property manager is approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of a Rating Agency Confirmation) and (iv) such replacement will not trigger a termination right, right of first refusal or other right or otherwise result in a material adverse effect with respect to a reciprocal easement agreement and/or any other similar documents affecting the Rockside Road Office Portfolio Properties. The lender has the right to terminate, or cause the borrowers to terminate, the management agreement and replace the property manager if: (a) the property manager becomes insolvent or a debtor in certain involuntary and any voluntary bankruptcy or insolvency proceedings; (b) a Rockside Road Office Portfolio Trigger Period has occurred and is continuing; (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Provided no event of default is then continuing under the Rockside Road Office Portfolio Loan, at any time after the second anniversary of the Closing Date, the borrowers may obtain the release of one or more of the Rockside Road Office Portfolio Properties from the lien of the Rockside Road Office Portfolio Loan documents, subject to the satisfaction of certain conditions, including among others: (i) delivery of defeasance collateral in an amount equal to the Rockside Road Office Portfolio Release Price for each Rockside Road Office Portfolio Property being released; (ii) after giving effect to the release, (I) the debt service coverage ratio for the remaining Rockside Road Office Portfolio Properties for the preceding 12-month period being no less than the greater of (a) 1.75x and (b) the debt service coverage ratio immediately prior to the release, (II) the debt yield for the remaining Rockside Road Office Portfolio Properties being no less than the greater of (a) 10.0% and (b) the debt yield immediately prior to the release and (III) the loan-to-value ratio for the remaining Rockside Road Office Portfolio Properties being no greater than the lesser of (a) 73% and (b) the loan-to-value ratio immediately prior to the release; and (iii) delivery of a REMIC opinion and a Rating Agency Confirmation with respect to such defeasance.

“Rockside Road Office Portfolio Release Price” means, with respect to the release of any of the Rockside Road Office Portfolio Properties, the greater of (x) the net sales proceeds with respect to such Rockside Road Office Portfolio Property and (y) 120% of the allocated loan amount with respect to such Rockside Road Office Portfolio Property.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Rockside Road Office Portfolio Properties, covering no less than 12 months of business interruption coverage as calculated under the related loan documents in an amount equal to 100% of the projected gross income from the Rockside Road Office Portfolio Properties (on an actual loss sustained basis) for a period continuing until the restoration of the Rockside Road Office Portfolio Properties is completed and containing an extended period endorsement which provides for up to six months of additional coverage. The “all-risk” insurance policy providing terrorism insurance is required to contain a deductible that is no higher than $10,000, except as otherwise permitted in the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Chalet Garden Apartments
320 West Branch Avenue
Pine Hill, NJ 08021
CAMDEN
Pennsauken
Mt. Laurel
Woodlynne
Collinswood
Oaklyn
Haddon Township
Cherry Hill
Gloucester City
Audubon
Haddonfield
Marlton
BURLINGTON COUNTY
Brooklawn
Mount Ephraim
Haddon Heights
Bellmawr
Lawnside
Magnolia
Ashland
Runnemede
Voorhees Township
Somerdale
Echelon
CAMDEN COUNTY
Gibbsboro
Stratford
Lindenwold
Laurel Springs
Gloucester Township
Clementon
Deptford Township
Blackwood
GLOUCESTER COUNTY
Berlin
Pine Hill
Pine Valley
Williamstown
Delaware River
Phila. Center City 2 miles
Phila. Intl. Airport 10 miles
Atlantic City 37 miles
New Jersey Turnpike
New Jersey Tpke
Atlantic City Expwy
NJ TRANSIT ATLANTIC CITY LINE
NJ TRANSIT ATLANTIC COAST LINE
PATCO RAIL
Pine Hill Golf Club
Pine Valley Country Club
Woodcrest Country Club
Ramblewood Country Club
Valleybrook Golf Club
Freeway Golf Course
New Brooklyn County Park
Camden County College
Rowan Univ. School of Osteopathic Medicine
Voorhees Town Center
Deptford Mall
The Court at Deptford
Cherry Hill Mall
Garden State Pavilion
Moorestown Mall
The Promenade at Sagemore
Cedar Hill Shopping Center
Berlin Circle Plaza
The Shoppes at Cross Keys
Cross Keys Commons
Our Lady of Lourdes Medical Center
Susquehanna Bank Center
WALT WHITMAN BRIDGE
Branch Ave
Erial Rd
Chews Landing Rd
Blackwood Clementon Rd
Turnerville Hickstown Rd
Cross Keys Rd
New Brooklyn Erial Rd
Sicklerville Rd
Black Horse Pike
Jarvis Rd
Taunton Rd
Tansboro Rd
Cedarbrook Rd
New Freedom Rd
Taunton Ave
Kresson Rd
Evesham Rd
Springdale Rd
Marlton Pike
Chapel Ave
Kings Hwy
Berlin Rd
White Horse Pike
Nicholson Rd
Browning Rd
Woodbury Turnersville Rd
Delsea Dr
Centennial Blvd
Broadway
PHILADELPHIA
PENNSYLVANIA
NEW JERSEY
King of Prussia
Abington
Bensalem
Levittown
Burlington
Radnor
Malvern
Wayne
Ardmore
Broomall
Media
Springfield
Chester
Moorestown
Mount Laurel
Mount Holly
Medford Township
Lindenwold
Woodbury
Deptford
Washington Twp.
Glassboro
Swedesboro
Woolwich Township
Pennsville
Pilesgrove
Hammonton
WHARTON STATE FOREST
WILMINGTON
DEL
Salem
Vineland
Millville
Mays Landing

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	RMF
Location (City/State)	Pine Hill, New Jersey	Cut-off Date Principal Balance	$27,500,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$56,818.18
Size (Units)	484	Percentage of Initial Pool Balance	3.8%
Total Occupancy as of 3/23/2015	99.0%	Number of Related Mortgage Loans	None
Owned Occupancy as 3/23/2015	99.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1973 / 2012	Mortgage Rate	4.4100%
Appraised Value	$40,800,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
Underwritten Revenues	$4,632,476
Underwritten Expenses	$2,229,683	Escrows
Underwritten Net Operating Income (NOI)	$2,402,793		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,258,561	Taxes	$100,065	$47,650
Cut-off Date LTV Ratio	67.4%	Insurance	$29,312	$13,958
Maturity Date LTV Ratio	61.6%	Replacement Reserves	$0	$12,019
DSCR Based on Underwritten NOI / NCF	1.45x / 1.37x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.2%	Other(1)	$773,326	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,500,000	99.9%	Loan Payoff	$25,015,352	90.8%
Other Sources	40,000	0.1	Principal Equity Distribution	1,107,706	4.0
			Reserves	902,703	3.3
			Closing Costs	514,238	1.9
Total Sources	$27,540,000	100.0%	Total Uses	$27,540,000	100.0%

(1)	Other upfront reserves represent an immediate repairs reserve of $748,326 and an environmental reserve of $25,000. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Chalet Garden Apartments Loan”) is evidenced by a note in the original principal amount of $27,500,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 484-unit multifamily complex located in Pine Hill, New Jersey (the “Chalet Garden Apartments Property”). The Chalet Garden Apartments Loan was originated by Rialto Mortgage Finance, LLC on May 21, 2015 and represents approximately 3.8% of the Initial Pool Balance. The note evidencing the Chalet Garden Apartments Loan has an outstanding principal balance as of the Cut-off Date of $27,500,000 and has an interest rate of 4.4100% per annum. The borrower utilized the proceeds of the Chalet Garden Apartments Loan to refinance the existing debt on the Chalet Garden Apartments Property, pay loan origination costs, fund upfront reserves and return equity to the borrower.

The Chalet Garden Apartments Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Chalet Garden Apartments Loan requires payments of interest only for the initial 60 months, followed by monthly payments of principal and interest sufficient to amortize the Chalet Garden Apartments Loan over a 30-year amortization schedule. The scheduled maturity date of the Chalet Garden Apartments Loan is the due date in June 2025. Voluntary prepayment of the Chalet Garden Apartments Loan is permitted after the due date in March 2025 without payment of a yield maintenance premium. Provided no event of default under the Chalet Garden Apartments Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Chalet Garden Apartments Property is a 484-unit multifamily complex located in Pine Hill, New Jersey, approximately 18 miles southeast of the Philadelphia central business district. The Chalet Garden Apartments Property was built in 1973 and is comprised of 49 two-story buildings. The unit mix consists of 347 one-bedroom/one-bathroom units and 137 two-bedroom/one-bathroom units. Unit sizes range from 790 SF to 975 SF. The Chalet Garden Apartments Property offers community amenities which include a pool, fitness center, playground, tennis court, 24-hour emergency maintenance, and additional storage. All units include fully equipped kitchens, a washer/dryer, ceiling fans, patio/balcony, and oversized closets. There are approximately 970 parking spaces at the Chalet Garden Apartments Property. As of March 23, 2015, Total Occupancy and Owned Occupancy were both 99.0%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the units and rent at the Chalet Garden Apartments Property:

Unit Mix(1)

Unit Type	Occupied Units		Vacant Units	Total Units		% of Total Units	Average SF per Unit	Monthly Market Rent per Unit	Monthly Actual Rent per Unit	Monthly Underwritten Rent per Unit	Underwritten Annual Rent
1 Bed / 1 Bath	345	(2)	2	347	(2)	71.7%	790	$768	$759	$759	$3,098,400	(2)
2 Bed / 1 Bath	134		3	137		28.3	975	$970	$961	$961	1,544,880
Total / Wtd. Avg.	479		5	484		100.0%	842	$825	$808	$808	$4,643,280

(1)	As provided by the borrower per the March 23, 2015 rent roll.
(2)	The Chalet Garden Apartments Property includes five employee/non-revenue units which have been excluded from the Underwritten Annual Rent.

The following table presents certain information relating to historical leasing at the Chalet Garden Apartments Property:

Historical Leased %(1)

	2012(2)	2013(2)	2014	As of 3/23/2015
Owned Space	N/A	N/A	97.5%	99.0%

(1)	As provided by the borrower and which represents occupancy for the specified year unless otherwise indicated.
(2)	Historical occupancy figures were not provided because the Chalet Garden Apartments Property was acquired by the borrower in 2014.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Chalet Garden Apartments Property:

Cash Flow Analysis(1)

	2012	2013(2)	TTM 3/31/2015(2)	Underwritten(3)	Underwritten $ per Unit
Base Rent	$3,545,922	$3,919,539	$4,513,388	$4,643,280	$9,594
Gross Up Vacancy	0	0	0	53,280	110
Goss Potential Rent	$3,545,922	$3,919,539	$4,513,388	$4,696,560	$9,704
Vacancy, Credit Loss & Concessions	(189,376)	(67,458)	0	(234,828)	(485)
Total Rent Revenue	$3,356,546	$3,852,081	$4,513,388	$4,461,732	$9,218
Other Revenue(4)	76,151	107,676	170,744	170,744	353
Effective Gross Income	$3,432,697	$3,959,757	$4,684,132	$4,632,476	$9,571

Total Operating Expenses	$1,743,247	$1,654,907	$2,239,029	$2,229,683	$4,607

Net Operating Income	$1,689,449	$2,304,850	$2,445,103	$2,402,793	$4,964
Replacement Reserves	0	0	0	144,232	298
Net Cash Flow	$1,689,449	$2,304,850	$2,445,103	$2,258,561	$4,666

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	The Chalet Gardens Apartments Property was acquired in 2012 by the prior owners as part of a distressed portfolio real estate acquisition. The prior owners invested approximately $3 million for structural repairs and unit renovations and increased occupancy from approximately 60% to 97.5% in 2014.
(3)	Underwritten cash flow is based on the March 23, 2015 rent roll.
(4)	Other Revenue includes late fees, pet fees, referral fees, application fees, MTM lease fees, cleaning fess, pool income, repair and maintenance charges and legal fee reimbursements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Appraisal. According to the appraisal, the Chalet Garden Apartments Property had an “as-is” appraised value of $40,800,000 as of an effective date of April 14, 2015.

■	Environmental Matters. According to a Phase I environmental report dated April 16, 2015, there is a historical recognized environmental condition at the Chalet Garden Apartments Property related to the prior use of the Chalet Garden Apartments Property as a landfill. Active methane monitoring systems have been installed on the ground floor of each of the 26 affected buildings at the Chalet Garden Apartments Property. There will be separate methane mitigation systems installed in the event that a monitoring alarm is triggered. Additionally, environmental insurance with aggregate coverage of $3,000,000 and a $50,000 deductible is currently in place through the term of the Chalet Garden Apartments Loan. The Phase I environmental report recommended no further investigation or other action.

■	Market Overview and Competition. Primary regional access to the Pine Hill, New Jersey neighborhood is provided by US Route 30, Atlantic City Expressway, the New Jersey Turnpike and Interstate 295. US Route 30 and the Atlantic City Expressway extend in a southeast/northwest direction, providing direct access to the Philadelphia central business district. The New Jersey Turnpike and Interstate 295 provide access to New Jersey. The unemployment rate within the Philadelphia metropolitan statistical area was 5.0% as of December 2014 as compared to 5.8% for the state of New Jersey.

The 2015 estimated population within a one-, three-, and five-mile radius of the Chalet Garden Apartments Property is 9,139, 78,634, and 191,335, respectively. The 2015 average household income within a one-, three-, and five-mile radius is $61,778, $73,978, and $84,573. The neighborhood surrounding the Chalet Garden Apartments Property consists of a mix of commercial and residential uses. Retailers in the area are primarily located along Blackwood Clementon Road (approximately 1/2 mile north of the Chalet Garden Apartments Property), including grocery stores, convenience stores, and restaurants. Deptford Mall is the closest regional mall in the area and is located approximately seven miles northwest of the Chalet Garden Apartments Property. Anchored by JC Penney, Macy’s, Sears, and Boscov’s, Deptford Mall has 121 specialty stores encompassing approximately 1.0 million SF.

The following table presents certain information relating to the primary competition for the Chalet Garden Apartments Property:

Competitive Set(1)

	Chalet Garden Apartments	Chateau Ridge	Birchwood Gardens Quail Run	Cherrywood Apartments	Pine Valley Court
Location	Pine Hill	Pine Hill	Lindenwold	Clementon	Clementon
Year Built	1973	1967	1975	1970	1965
Occupancy	99.0%(2)	97.0%	97.0%	92.0%	90.0%
No. of Units	484	255	216	460	132
Distance	-	0.7 miles	0.9 miles	2.0 miles	0.8 miles

(1)	Source: Appraisal.
(2)	As provided by the borrower per the March 23, 2015 rent roll.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Borrower. The borrower is Chalet Apartments 5774 LLC, a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chalet Garden Apartments Loan. The non-recourse carveout guarantor under the Chalet Garden Apartments Loan is Pinchos Shemano.

■	Escrows. On the origination date of the Chalet Garden Apartments Loan, the borrower funded escrow reserves of approximately $748,326 with respect to required repairs, approximately $100,065 with respect to real estate taxes, $29,312 with respect to insurance, and $25,000 with respect to an environmental reserve.

On each due date, the borrower is required to fund the following reserves with respect to the Chalet Garden Apartments Loan: (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes and insurance over the then succeeding 12-month period; and (ii) a replacement reserve in an amount equal to approximately $12,019 ($298 per unit per year).

■	Lockbox and Cash Management. The Chalet Garden Apartments Loan requires a springing lockbox and a springing cash management, which will be established upon written notification from the lender to the lockbox bank. Upon the occurrence of a Cash Management Trigger Event (as defined below), the Chalet Garden Apartments Loan documents require the borrower to set up the account for the sole and exclusive benefit of the lender into which the borrower is required to deposit or cause to be deposited all revenue generated by the Chalet Garden Apartments Property. Following the occurrence of a Cash Management Trigger Event, the funds on deposit in the lockbox account are required to be transferred within one (1) business day to the cash management account under the control of the lender. On each due date after the occurrence of a Cash Management Trigger Event, the Chalet Garden Apartments Loan documents require that all amounts on deposit in the lockbox account be applied to the payment of debt service and funding of required monthly escrow for real estate taxes, insurance premiums, replacement reserves and interest accruing at the default rate. Upon the occurrence of a Cash Sweep Event (as defined below): (a) funds are required to be applied to the operating expenses set forth in the annual operating budget; (b) funds sufficient to pay for extraordinary or other operating expenses not included in the approved annual budget, if any, will be applied to a borrower-controlled account; and (c) all excess cash flow will be applied to the excess cash flow account if a Cash Sweep Event is in effect or to a borrower-controlled account if no Cash Sweep Event is in effect.

A “Cash Management Trigger Event” means the occurrence of an event of default under the Chalet Garden Apartments Loan or any bankruptcy action of the borrower, guarantor or manager, or a Cash Management DSCR Trigger Event (as defined below).

A “Cash Management DSCR Trigger Event” means any time the debt service coverage ratio based on the trailing 12-month period preceding the event is less than 1.20x.

A “Cash Sweep Event” means the occurrence of an event of default under the Chalet Garden Apartments Loan or any bankruptcy action of the borrower, guarantor or manager, or a Cash Sweep DSCR Trigger Event (as defined below).

A “Cash Sweep DSCR Trigger Event” means any time the debt service coverage ratio based on the trailing 12-month period preceding the event is less than 1.15x.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The Chalet Garden Apartments Property is currently managed by David Stern Management Corp. pursuant to a management agreement. The Chalet Garden Apartments Loan documents provide that the borrower may terminate the property manager or consent to the assignment of the property manager’s rights under the management agreement, in each case, to the extent that: (i) no event of default under the Chalet Garden Apartments Loan has occurred and is continuing; (ii) the property manager is in default under the management agreement beyond any applicable notice and cure period; (iii) the property manager becomes insolvent or a debtor in any bankruptcy action; (iv) at any time the property manager has engaged in negligence, fraud, willful misconduct or misappropriation of funds; and/or (v) at any time the debt service coverage ratio (based on the trailing 12-month period immediately preceding the date of such determination) is less than 1.20x.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Chalet Garden Apartments Property, plus 12 months of business interruption coverage as calculated under the Chalet Garden Apartments Loan documents (with an additional extended period of indemnity as reasonably required by the lender) in an amount equal to 100% of the projected gross income from the Chalet Garden Apartments Property (on an actual loss sustained basis) for a period continuing until the restoration of the Chalet Garden Apartments Property is completed and containing an extended period endorsement which provides for up to six months of additional coverage. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no larger than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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ORINDA SQUARE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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FLOOR PLAN - LEVEL I

BRYANT WAY
PARKING GARAGE
OLD REPUBLIC TITLE COMPANY
SERIKA JAPANESE RESTAURANT
VISUAL ENTREE OPTOMETRY
ECHO GROVE
VACANT
SUBWAY
FOUNTAIN
COLDWELL BANKER RESIDENTIAL (SNO)
SWEET DREAMS TOY STORE
BARBACOA RESTAURANT
VACANT
HELLO TIARA
ALLISON McCRADY
PETRA CAFÉ
ORINDA THEATRE
MORGAN WAY
Part of Collateral
Vacant
LIVING LEAN NUTRITION & FITNESS
TABLE 24 CATERING
LAVA PIT
WINE BAR
PICCOLO NAPOLI
TABLE 24
REPUBLIC OF CAKE
LAND HOME FINANCIAL
ENTOURAGE SPA & SALON
SHELBY'S RESTAURANT
ORINDA TRAVEL
BROOKWOOD ROAD
PARKING GARAGE ENTRANCE
FLOOR PLAN - LEVEL III
MORGAN STANLEY
COURTYARD PLAZA
FOUNTAIN
ALAIN PINEL REALTORS
FLOOR PLAN - LEVEL II
HEALTH MANAGEMENT SOLUTIONS (SNO) BRUCE JETT ASSOCIATES
CHICAGO TITLE COMPANY
WELLS FARGO ADVISORS
COURTYARD PLAZA
FOUNTAIN
ALAIN PINEL REALTORS
COLDWELL BANKER RESIDENTIAL
MANAGEMENT OFFICE
BABCOCK & BROWN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Orinda Square
2 and 4 Theatre Square
Orinda, CA 94563
Martinez
Pleasant Hill
Briones Regional Park
Briones Reservoir
Walnut Creek
Acalanes Open Space
Acalanes High School
Tilden Regional Park
Tilden Park Golf Course
Orinda Country Club
San Pablo Dam Rd
North Bay Orinda High School
LAFAYETTE
BART
Mt. Diablo Blvd
Lafayette
St. Mary's Rd
Olympic Blvd
North Berkeley
University of California-Berkeley
Haas School of Business
Haas Pavilion
California Memorial Stadium
Berkeley Botanical Garden
DOWNTOWN BERKELEY
UC Berkeley Art Museum
Dwight Way
Claremont Canyon Reg. Preserve
California Shakespeare Theater
ORINDA
Orinda
Lafayette Reservoir
Lafayette Reservoir Recr. Area
Campolindo High School
Lafayette Community Park
BERKELEY
Claremont
Ashby Ave
ASHBY
College Ave
Telegraph Ave
BART PITTSBURG/ BAY POINT LINE
Moraga Way
Rheem Valley Shopping Center
Rheem Blvd
Sibley Volcanic Reg. Preserve
CONTRA COSTA COUNTY
Rockridge
ROCKRIDGE
Claremont Country Club
51st St
Calif. College of The Arts
Moraga Ave
MAC ARTHUR
Miramont High School
Moraga Country Club
Moraga
Moraga Rd
St. Mary's Rd
St. Mary's College
Montclair
Piedmont Ave
Alta Bates Summit Med. Ctr.
Piedmont
Grand Ave
Pinehurst Rd
Canyon Rd
Broadway
Joaquin Miller Park
Skyline Blvd
Joaquin Miller Rd
Redwood Regional Park
Redwood Rd
19TH STREET
Downtown
Lake Merritt
580
Mandana Blvd
Park Blvd
OAKLAND
Lincoln Ave
Holy Names University
LAKE MERRITT
Laney College
MacArthur Fwy
35th Ave
13th Ave
Fruitvale Ave
ALAMEDA COUNTY
Foothill Blvd
Merritt College
Anthony Chabot Reg. Park
San Francisco 12 miles
880
Leona Regional Open Space Park
Alameda
Nimitz Fwy
High St
FRUITVALE
Mills College
Oakland Intl. Airport 5 miles
Foothill Blvd
Skyline Blvd
Redwood Rd
Upper San Leandro Reservoir
Alhambra Ave
Taylor Blvd
Reliez Valley Rd
Pleasant Hill Rd
Marin Ave
Grizzly Peak Blvd
Fairfield
Vallejo
Novato
San Pablo Bay
Richmond
Concord
Berkeley
Lafayette
OAKLAND
SAN FRANCISCO
Daly City
Pacific Ocean
Livermore
Hayward
Pleasanton
Fremont
Sunnyvale
Santa Clara
SAN JOSE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Orinda, California	Cut-off Date Principal Balance		$22,700,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$250.73
Size (SF)	90,537	Percentage of Initial Pool Balance		3.1%
Total Occupancy as of 5/13/2015(1)	93.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 5/13/2015(1)	93.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1941 / 1989	Mortgage Rate		4.2790%
Appraised Value	$31,800,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60

Underwritten Revenues	$3,497,975
Underwritten Expenses	$1,423,202	Escrows
Underwritten Net Operating Income (NOI)	$2,074,773		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,965,545	Taxes	$87,168	$29,056
Cut-off Date LTV Ratio	71.4%	Insurance	$0	$0
Maturity Date LTV Ratio	65.1%	Replacement Reserves(2)	$0	$2,414
DSCR Based on Underwritten NOI / NCF	1.54x / 1.46x	TI/LC(3)	$0	$10,417
Debt Yield Based on Underwritten NOI / NCF	9.1% / 8.7%	Other(4)	$1,437,266	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,700,000	68.5%	Purchase Price	$31,340,206	94.6%
Principal’s New Cash Contribution	10,431,983	31.5	Reserves	1,524,434	4.6
			Closing Costs	267,343	0.8

Total Sources	$33,131,983	100.0%	Total Uses	$33,131,983	100.0%

(1)	Total Occupancy and Owned Occupancy include 7,154 SF of space for three tenants (Bruce Jett Associates and Health Management Solutions, Coldwell Banker Residential and Ehaki Aloha LLC) that have executed leases but have not yet taken occupancy or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy excluding the three tenants described above are both 85.6% as of May 13, 2015.
(2)	Replacement Reserves are capped at $90,000.
(3)	TI/LC reserves are capped at $350,000.
(4)	Other upfront reserves represent a deferred maintenance reserve ($18,205), water intrusion repairs ($900,000) and an unfunded obligations reserve ($519,061). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Orinda Square Loan”) is evidenced by a note in the original principal amount of $22,700,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in a mixed use retail and office center located in Orinda, California (the “Orinda Square Property”). The Orinda Square Loan was originated by Goldman Sachs Mortgage Company on May 15, 2015 and represents approximately 3.1% of the Initial Pool Balance. The note evidencing the Orinda Square Loan has an outstanding principal balance as of the Cut-off Date of $22,700,000 and has an interest rate of 4.2790% per annum. The borrowers utilized the proceeds of the Orinda Square Loan to acquire the Orinda Square Property, fund reserves and pay origination costs.

The Orinda Square Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Orinda Square Loan requires monthly payments of interest only for the initial 60 months, followed by monthly payments of interest and principal sufficient to amortize the Orinda Square Loan over a 30-year amortization schedule. The scheduled maturity date of the Orinda Square Loan is the due date in June 2025. Voluntary prepayment of the Orinda Square Loan is prohibited prior to March 6, 2025. Provided that no event of default under the Orinda Square Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Mortgaged Property. The Orinda Square Property is a 90,537 SF mixed use retail and office center located in Orinda, California. Originally built in 1941, the Orinda Square Property was later expanded in 1989 to its current configuration on the northeast corner of Highway 24 and Camino Pablo. Orinda is located 20 miles northeast of San Francisco, and the Orinda Square Property is located off Highway 24 connecting the Bay Area to Lafayette and Walnut Creek. The breakdown between office and retail space based on rental income is 65.4% and 29.6%, respectively. Major tenants at the Orinda Square Property include Morgan Stanley (8,902 SF), Gillin, Jacobson, Ellis, Larsen, & Lucy (10,897 SF) and Alain Pinel Realtors (5,719 SF). Additionally, the Orinda Square Property features a vintage movie theater which was built in 1941 and was fully renovated and expanded to three screens in 1989. The theater represents approximately 4.3% of total rental revenue. As of May 13, 2015, Total Occupancy and Owned Occupancy for the Orinda Square Property were both 93.5%.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Orinda Square Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF / Screen	Occupancy Cost	Renewal / Extension Options
Morgan Stanley	A / A3 / A-	8,902	9.8%	$492,675	17.3%	$55.34	12/31/2018	NA	NA	2, 5-year options
Gillin, Jacobson, Ellis, Larsen & Lucy	NR / NR / NR	10,897	12.0	393,382	13.8	36.10	6/30/2018	NA	NA	1, 5-year option
Coldwell Banker Residential(2)	NR / NR / NR	5,606	6.2	282,230	9.9	50.34	8/31/2020	NA	NA	1, 5-year option
Alain Pinel Realtors	NR / NR / NR	5,719	6.3	245,974	8.6	43.01	2/29/2020	NA	NA	1, 5-year option
Wells Fargo Advisors	AA- / A2 / A+	3,886	4.3	153,886	5.4	39.60	4/30/2018	NA	NA	2, 5-year options
Bruce Jett Associates and Health Management Solutions(3)	NR / NR / NR	3,003	3.3	136,937	4.8	45.60	7/31/2020	NA	NA	2, 2-year options
Old Republic Title	NR / Baa3 / BBB+	2,666	2.9	119,970	4.2	45.00	11/30/2020	NA	NA	1, 5-year option
Entourage Spa(4)	NR / NR / NR	5,200	5.7	119,340	4.2	22.95	4/30/2024	$289.10	13.4%	NA
Orinda Theatre	NR / NR / NR	14,290	15.8	98,345	3.5	6.88	11/30/2022	$350,341	13.5%	2, 5-year options
Babcock & Brown	NR / NR / NR	2,285	2.5	90,372	3.2	39.55	9/30/2018	NA	NA	1, 2-year option
Ten Largest Owned Tenants		62,454	69.0%	$2,133,111	75.0%	$34.15
Remaining Owned Tenants		22,222	24.5	710,697	25.0	31.98
Vacant Spaces (Owned Space)		5,861	6.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		90,537	100.0%	$2,843,807	100.0%	$33.58

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Coldwell Banker Residential has executed a lease for an additional 2,996 SF (bringing its total to 5,606 SF) and is expected to take occupancy and begin paying rent on the additional space in September 2015. We cannot assure you the tenant will take occupancy or begin paying rent as expected or at all. The current tenant in the 2,996 SF space is expected to vacate in July 2015 and is contractually obligated to pay rent through lease expiration.
(3)	Bruce Jett Associates and Health Management Solutions has an executed lease and is expected to take occupancy and begin paying rent in September 2015. We cannot assure you the tenant will take occupancy or begin paying rent as expected or at all. The current tenant in the space is expected to vacate in July 2015 and is contractually obligated to pay rent through lease expiration.
(4)	Entourage Spa has a one-time option to terminate its lease, effective April 30, 2019 upon 180 days’ notice and payment of a $70,000 termination fee.

The following table presents certain information relating to the lease rollover schedule at the Orinda Square Property, based on initial lease expirations:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $per SF	# of Expiring Tenants
MTM	1,121	1.2%	1.2%	$19,203	0.7%	$17.13	1
2015	433	0.5	1.7%	12,730	0.4	29.40	1
2016	2,390	2.6	4.4%	59,613	2.1	24.94	2
2017	3,836	4.2	8.6%	97,679	3.4	25.46	4
2018	34,818	38.5	47.1%	1,417,417	49.8	40.71	12
2019	2,940	3.2	50.3%	105,436	3.7	35.86	2
2020	19,053	21.0	71.3%	882,788	31.0	46.33	8
2021	0	0.0	71.3%	0	0.0	0.00	0
2022	14,885	16.4	87.8%	129,601	4.6	8.71	2
2023	0	0.0	87.8%	0	0.0	0.00	0
2024	5,200	5.7	93.5%	119,340	4.2	22.95	1
2025	0	0.0	93.5%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	93.5%	0	0.0	0.00	0
Vacant	5,861	6.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	90,537	100.0%		$2,843,807	100.0%	$33.58	33

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the Orinda Square Property:

Historical Leased %(1)

	2012	2013	2014	TTM 3/31/2015
Owned Space	93.6%	94.9%	96.0%	98.3%

(1)	As provided by the borrowers and which represents occupancy as of December 31 for the indicated year, unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Orinda Square Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 3/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,239,126	$2,673,948	$2,541,722	$2,605,799	$2,843,807	$31.41
Overage Rent	39,719	43,267	48,925	21,686	45,474	0.50
Gross Up Vacancy	0	0	0	0	279,564	3.09
Total Rent	$2,278,845	$2,717,216	$2,590,647	$2,627,485	$3,168,845	$35.00
Total Reimbursables	452,742	527,787	500,695	468,087	418,204	4.62
Parking Revenue	200,617	188,257	166,144	168,708	168,708	1.86
Other Income	21,916	22,294	20,602	20,894	21,781	0.24
Vacancy & Credit Loss	0	0	0	0	(279,564)	(3.09)
Effective Gross Income	$2,954,119	$3,455,553	$3,278,087	$3,285,174	$3,497,975	$38.64

Total Operating Expenses	$1,240,118	$1,297,826	$1,369,331	$1,353,708	$1,423,202	$15.72

Net Operating Income	$1,714,001	$2,157,727	$1,908,755	$1,931,466	$2,074,773	$22.92
TI/LC	0	0	0	0	80,257	0.89
Capital Expenditures	0	0	0	0	28,972	0.32
Net Cash Flow	$1,714,001	$2,157,727	$1,908,755	$1,931,466	$1,965,545	$21.71

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow is based on the May 13, 2015 rent roll with rent steps through May 31, 2016.

■	Appraisal. According to the appraisal dated as of May 4, 2015, the Orinda Square Property had an “as-is” appraised value of $31,800,000.

■	Environmental Matters. According to a Phase I environmental report dated April 1, 2015, there are no recognized environmental conditions or recommendations for further action at the Orinda Square Property other than a recommendation for an asbestos operations and maintenance (O&M) plan.

■	Market Overview and Competition. The Orinda Square Property is located in the Oakland-East Bay MSA. The subject market is defined by market data reports as 680 Corridor North, which includes the Lafayette/Moraga/Orinda (“Lamorinda”) submarket. The 680 Corridor North market is comprised of 7.4 million SF of retail shopping center space and 9.3 million SF of Class B office space with respective vacancy rates of 3.9% and 12.5%. The Lamorinda submarket is comprised of 903,212 SF of shopping center space and 1.2 million SF of Class B office space with respective vacancy rates of 2.1% and 7.4%.

Competitive Office Comparables(1)

	93 Moraga Way	51 Moraga Way	8 Camino Encinas	Orinda Towers	Clocktower	Desco Plaza I
Class	C	B	B	C	B	B
Tenant Name	Heartsent Adoptions	Susan Harrell, CPA	Software Company	Available	Leamy Realty Group	Available
Term	7	2	3	-	5.0	-
Initial Rent/SF	$37.20	$25.08	$27.00	$44.40	$36.00	$31.20
Tenant Improvements/SF	$20.00	$0.00	$4.00	$0.00	$0.00	$0.00

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Competitive Retail Comparables(1)

	81 Moraga Way	Lafayette Town Center	La Fiesta Square	Danville Livery & Mercantile	Sycamore Square	81 Moraga Way
Year Built	1957	2004	1953	1983	1974	1957
Tenant Name	Supercuts	-	Douglah Designs	BZ Grill	Melo’s Pizza	Marleys Cabinets
Term	5	10	7.58	2	10	4
Initial Rent/SF	$36.00	$42.00	$33.00	$37.44	$30.00	$31.80
Tenant Improvements/SF	$20.00	$0.00	$30.00	$0.00	$0.00	$0.00

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are Orinda Dunhill LLC and DE Orinda Borrower LLC, each a single-purpose, single-asset entity, as tenants-in-common. Orinda Dunhill LLC has a 56.73% interest in the tenancy-in-common and DE Orinda Borrower LLC has a 43.27% interest. The non-recourse carveout guarantors under the Orinda Square Loan are William L. Hutchinson, an indirect owner of Orinda Dunhill LLC, and (with respect to certain actions by himself, DE Orinda Borrower LLC and the sole member of such borrower) Donald Engle, an indirect owner of DE Orinda Borrower LLC.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve of approximately $87,168, (ii) a deferred maintenance reserve of $918,205 related to, among other things, repairs resulting from water leaks and resulting intrusion in various portions of the Orinda Square Property, and (iii) an unfunded obligations reserve of $519,061 related to unpaid tenant improvements, leasing commissions and free rent periods.

On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrowers are maintaining a blanket policy in accordance with the Orinda Square Loan documents and there is no continuing event of default, (ii) a tenant improvements and leasing commissions reserve in an amount equal to approximately $10,417 (subject to a cap of $350,000) and (iii) a capital expenditure reserve in the amount of approximately $2,414 (subject to a cap of $90,000).

In addition, on each due date during the continuance of an Orinda Square Trigger Period caused by an Orinda Square Rollover Trigger Event, the Orinda Square Loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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An “Orinda Square Trigger Period” means any period: (i) commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the Orinda Square Loan documents) is less than $1,607,676, and ending at the conclusion of the second consecutive fiscal quarter during which the net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is equal to or greater than $1,607,676; (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports required under the Orinda Square Loan agreement and ending when such financial reports are delivered and they indicate that no other Orinda Square Trigger Period is ongoing; and (iii) commencing upon the occurrence of an Orinda Square Rollover Trigger Event and ending when either (a) in the case of any Orinda Square Rollover Trigger Event, the space is subject to one or more approved substitute leases, and the substitute tenant(s) is in occupancy and paying normal monthly rent, or (b)(1) in the case of any Orinda Square Rollover Trigger Event solely under clause (i) of that definition, the applicable Orinda Square Rollover Tenant enters a renewal or extension of its existing lease and is in occupancy, paying rent and open for business, (2) in the case of any Orinda Square Rollover Trigger Event solely under clause (ii) of that definition, the applicable Orinda Square Rollover Tenant has recommenced its business and operations in its space and is paying normal monthly rent and (3) in the case of any Orinda Square Rollover Trigger Event solely under clause (iii) of that definition, the applicable Orinda Square Rollover Tenant has affirmed its lease during the bankruptcy proceeding and is paying normal monthly rent.

An “Orinda Square Rollover Trigger Event” means the earlier of (i) the date that any of the Orinda Square Rollover Tenants gives notice of an intent to terminate or vacate all or a material portion of its space or fails to give notice to renew its lease as of the date that is the earlier of the date required pursuant to its lease and 6 months prior to the expiration of its lease, (ii) the date that any Orinda Square Rollover Tenant goes dark, discontinues its operations or business in all or substantially all of its space, vacates or is otherwise not in occupancy of all or substantially all of its space for a period of 30 consecutive days or more and excluding such events caused solely by casualty, condemnation, renovations or alterations undertaken pursuant to the terms of its lease, or (iii) the date of the filing of a bankruptcy petition by or against any Orinda Square Rollover Tenant or the guarantor, if any, under its lease.

An “Orinda Square Rollover Tenant” means Morgan Stanley, the law offices of Gillin, Jacobson, Ellis, Larsen & Doyle and any respective successor tenant.

■	Lockbox and Cash Management. The Orinda Square Loan is structured with a hard lockbox and springing cash management. The Orinda Square Loan documents require the borrowers to direct tenants to pay rent directly to a lender-controlled lockbox account and require that all cash revenues relating to the Orinda Square Property and all other money received by the borrowers or the property manager with respect to the Orinda Square Property (other than tenant security deposits) be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt. On each business day that no Orinda Square Trigger Period or event of default under the Orinda Square Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of an Orinda Square Trigger Period or an event of default under the Orinda Square Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each due date during the continuance of an Orinda Square Trigger Period or, at the lender’s discretion, during an event of default under the Orinda Square Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and operating expenses, and that all remaining amounts be reserved in (i) an excess cash flow reserve account during the continuance of an Orinda Square Trigger Period (other than as described in clause (ii) below) or an event of default under the Orinda Square Loan or (ii) a rollover reserve account during the continuance of an Orinda Square Trigger Period caused by an Orinda Square Rollover Trigger Event (up to a cap of $500,000 if only one Orinda Square Rollover Tenant is subject to the Orinda Square Rollover Trigger Event). During the continuance of an event of default under the Orinda Square Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Orinda Square Loan to amounts payable under the Orinda Square Loan documents and/or toward the payment of expenses of the Orinda Square Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The Orinda Square Property is managed by Dunhill Partners West pursuant to a management agreement. Under the Orinda Square Loan documents, the Orinda Square Property is required to remain managed by (i) Dunhill Partners West, (ii) Dunhill Property Management, Inc., (iii) a third-party reputable and experienced property management company meeting certain experience requirements under the Orinda Square Loan documents or (iv) any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Orinda Square Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Orinda Square Property (plus 12 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the six months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Orinda Square Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the Orinda Square Loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Orinda Square Property are separately allocated to the Orinda Square Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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DR. MARK LITTMAN, DDS
ALIEF CHIROPRACTIC
RESTORATIVE CENTER
TALLAS INSURANCE AGENCY
CORWIN TELTSCHIK
PRUDENTIAL PROPERTIES
SUGAR CREEK ANIMAL CLINIC
CHASE
LEARNING RX
FEI ENTERPRISES, INC.
KLOSOWSKI LAW OFFICES
JANE LONG LAKE
MAJESTIC KIDS
MEMORIAL HERMANN
TX3RD COAST MMA
NORTH BELT URGENT CARE, LLC
TOBACCO THREE
SIMON CHIROPRACTIC INSTIT
M'S ARTS AND EVENTS, LLC
FLAVIA THOMAS AND MICHAEL THOMAS
MOSSET GRILLE
SIMS CLEANERS
JAM TENNIS & FITNESS
WILD WEST E-CIG
BULLPEN PIZZA
The UPS Store
LAMAR NAILS
GUITY'S EUROPEAN HAIR
BIO SKIN & LASER
PRO PHARMACY HEALTH
MEMORIAL HERMANN
HOTE POINTE, INC.
PLAZA JEWELERS
SOUTH PARKWAY BLVD.
SOUTH PARKWAY BLVD.
SUGAR CREEK BLVD.
Chevron
J. LOGGINS JEWELERS
US HIGHWAY 59
US HIGHWAY 59
Part of Collateral
Vacant
Not Part of Collateral

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Park at Sugar Creek
14015-14033 Southwest Freeway
Sugar Land, TX 77478
HOUSTON
Piney Point Village
Westchase
Westcase Shopping Center
Royal Oaks Country Club
Uptown
George Bush Intcl. Airport 29 Miles
Gulfton
Sharpstown
Sharpstown Park Country Club
PlazAmericas Shopping Centre
Arthur Storey Park
Houston Baptist University
Memorial Hermann Southwest Hosp.
Bayland Park
Bellaire
Alief
Braeburn
Braeburn Country Club
Westwood Country Club
HARRIS COUNTY
Houston Hills Golf Course
Four Corners
Meadows Place
Southwest Houston
The Fountains Shopping Ctr.
Stafford
Cullinan Park
Sugar Land Regional Airport
Fondren Gardens
Sugar Land
Sugar Creek Country Club
St. Luke's Sugar Land Hospital
First Colony Commons
Sugar Land Town Square
The Market at Town Center
First Colony Mall
Mercer Stadium
Williams Trace Shopping Center
Oyster Creek Park
Willow Wisp Country Club
Fifth Street
FORT BEND COUNTY
Missouri City
Houston Methodist Sugar Land Hospital
University of Houston Sugar Land
Sweetwater Country Club
Quail Valley Country Club
Mem. Hermann Ft. Bend Hospital
Brazos River
Greatwood
Kitty Hollow Park
Fresno
Briar Forest Dr
Westheimer Rd
Richmond Ave
Westpark Dr
Westpark Tollway
Sam Houston Tollway
Bellaire Blvd
Beechnut St
Bissonnet St
Brasswood Blvd
Southwest Frwy
Kirkwood Rd
Wilcrest Dr
Gessner Rd
Fondren Rd
Hillcroft St
Voss Rd
Fountain View Dr
Gulfton St
Bellfort St
Airport Blvd
Belfort Ave
Florence Rd
Old Richmond Rd
Burney Rd
Eldridge Rd
Jess Pirtle Blvd
Main St
S. Main St
Stafford DeWalt Rd
Dulles Ave
Lexington Blvd
University Blvd
First Colony Blvd
5th St
Packer Ln
Cartwrigth Rd
Texas Pkwy
Fuqua Dr
Fort Bend Parkway
Sweetwater Blvd
Austin Pkwy
Commonwealth Blvd
Oilfield Rd
Lake Olympia Pkwy
The Woodlands
Spring
Atascocita
Humble
Cypress
Katy
Baytown
Pasadena
La Porte
Pearland
Sugar Land
Missouri City
Friendswood
League City
Texas City
Rosenberg
Richmond
Sienna Plantation
Santa Fe
Hitchcock

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	GSMC
Location (City/State)	Sugar Land, Texas		Cut-off Date Principal Balance	$22,700,000
Property Type	Mixed Use		Cut-off Date Principal Balance per SF	$161.85
Size (SF)	140,254		Percentage of Initial Pool Balance	3.1%
Total Occupancy as of 5/18/2015(1)	87.9%		Number of Related Mortgage Loans	None
Owned Occupancy as of 5/18/2015(1)	87.9%		Type of Security	Fee Simple
Year Built / Latest Renovation	1985 / NAP		Mortgage Rate	4.1065%
Appraised Value	$29,900,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	24
Underwritten Revenues	$3,074,556
Underwritten Expenses	$809,582	Escrows
Underwritten Net Operating Income (NOI)	$2,264,974		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,142,180	Taxes	$129,591	$21,599
Cut-off Date LTV Ratio	75.9%	Insurance	$62,615	$11,195
Maturity Date LTV Ratio(2)	63.3%	Replacement Reserve	$0	$1,750
DSCR Based on Underwritten NOI / NCF	1.72x / 1.63x	TI/LC(3)	$0	$10,000
Debt Yield Based on Underwritten NOI / NCF	10.0% / 9.4%	Other(4)	$726,202	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,700,000	100.0%	Loan Payoff	$10,762,624	47.4%
			Principal Equity Distribution	10,656,068	46.9
			Reserves	918,408	4.0
			Closing Costs	362,900	1.6
Total Sources	$22,700,000	100.0%	Total Uses	$22,700,000	100.0%

(1)	Total Occupancy and Owned Occupancy include (i) Plaza Jewelers (10,062 SF) which is temporarily occupying 5,981 SF of in-line space until the build-out of its outparcel is complete (expected at the end of June 2015) and (ii) Majestic Kids (6,003 SF) which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy including only the temporary space occupied by Plaza Jewelers and excluding Majestic Kids and are both 80.7%.
(2)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $30,300,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $29,900,000, is 64.1%. See “—Appraisal” below.
(3)	The TI/LC reserve is capped at $300,000. See “—Escrows” below.
(4)	Other upfront reserve represents an unfunded obligation reserve ($586,075), deferred maintenance ($120,654) and an environmental reserve ($19,473). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Park at Sugar Creek Loan”) is evidenced by a note in the original principal amount of $22,700,000 and is secured by a first mortgage encumbering the borrowers’ fee simple interest in a mixed use retail and office center located in Sugar Land, Texas (the “Park at Sugar Creek Property”). The Park at Sugar Creek Loan was originated by Goldman Sachs Mortgage Company on May 29, 2015 and represents approximately 3.1% of the Initial Pool Balance. The note evidencing the Park at Sugar Creek Loan has an outstanding principal balance as of the Cut-off Date of $22,700,000 and an interest rate of 4.1065% per annum. The borrowers utilized the proceeds of the Park at Sugar Creek Loan to refinance the existing debt on the Park at Sugar Creek Property, return equity to the borrower sponsors, fund reserves and pay origination costs.

The Park at Sugar Creek Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Park at Sugar Creek Loan requires monthly payments of interest only for the initial 24 months, followed by monthly payments of interest and principal sufficient to amortize the Park at Sugar Creek Loan over a 30-year amortization schedule. The scheduled maturity date is the due date in June 2025. Voluntary prepayment of the Park at Sugar Creek Loan is prohibited prior to March 6, 2025. Provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Park at Sugar Creek Property is an approximately 140,254 SF mixed use retail and office center located in Sugar Land, Texas. The Park at Sugar Creek Property is in the Sugar Creek master planned community in Fort Bend County, directly off of Highway 69 and one-half mile from the Highway 69 and Highway 90 intersection. Highway 69 connects the Park at Sugar Creek Property to downtown Houston in approximately 20 miles. As of May 18, 2015, Total Occupancy and Owned Occupancy at the Park at Sugar Creek Property were both 87.9%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Park at Sugar Creek Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Memorial Hermann	NR / NR / NR	40,283	28.7%	$604,245	26.5%	$15.00	8/31/2027	NA	NA	NA
Plaza Jewelers(2)	NR / NR / NR	10,062	7.2	241,488	10.6	24.00	6/30/2030	NA	NA	1, 5-year option
JP Morgan Chase Bank, N.A.	A+ / A3 / A	4,000	2.9	192,000	8.4	48.00	3/31/2025	NA	NA	2, 5-year options
Majestic Kids(3)	NR / NR / NR	6,003	4.3	110,215	4.8	18.36	10/31/2020	NA	NA	NA
TX3rd Coast MMA	NR / NR / NR	5,600	4.0	90,761	4.0	16.21	12/31/2016	NA	NA	NA
Bullpen Pizza Sports Bar	NR / NR / NR	4,104	2.9	85,396	3.7	20.81	10/31/2019	NA	NA	NA
Mosset Grille Urban Wine Bar, LLC	NR / NR / NR	3,742	2.7	65,736	2.9	17.57	10/31/2018	NA	NA	1, 5-year option
Hote Pointe, Inc.	NR / NR / NR	3,500	2.5	65,100	2.9	18.60	10/31/2019	NA	NA	1, 5-year option
Dr. Mark Littman, DDS	NR / NR / NR	3,104	2.2	57,548	2.5	18.54	(4)	NA	NA	NA
Sugar Creek Animal Clinic	NR / NR / NR	2,052	1.5	55,861	2.4	27.22	1/31/2019	NA	NA	NA
Ten Largest Owned Tenants		82,450	58.8%	$1,568,351	68.8%	$19.02
Remaining Owned Tenants		40,790	29.1	712,489	31.2	17.47
Vacant Spaces (Owned Space)		17,014	12.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		140,254	100.0%	$2,280,840	100.0%	$18.51

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Plaza Jewelers is building out its 10,062 SF outparcel space and is temporarily occupying 5,981 SF for display and storage until the build-out of its outparcel is complete. The tenant is expected to take occupancy of the outparcel space at the end of June 2015 and begin paying rent in July 2015.
(3)	Majestic Kids has executed a lease, but has not yet opened for business or begun paying rent. It is expected to open for business and begin paying rent in November 2015. We cannot assure you that this tenant will take occupancy or begin paying rent as expected or at all.
(4)	Dr. Mark Littman, DDS has two leases: 1,522 SF ($17.30 UW Base Rent per SF) expiring May 31, 2017 and 1,522 SF ($19.78 UW Base Rent per SF) expiring May 31, 2020.

The following table presents certain information relating to the lease rollover schedule at the Park at Sugar Creek Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	5,950	4.2	4.2%	96,935	4.2	16.29	3
2016	8,271	5.9	10.1%	145,910	6.4	17.64	3
2017	9,421	6.7	16.9%	160,768	7.0	17.06	5
2018	16,279	11.6	28.5%	280,692	12.3	17.24	7
2019	14,976	10.7	39.1%	294,872	12.9	19.69	6
2020	11,341	8.1	47.2%	217,420	9.5	19.17	4
2021	0	0.0	47.2%	0	0.0	0.00	0
2022	0	0.0	47.2%	0	0.0	0.00	0
2023	2,657	1.9	49.1%	46,510	2.0	17.50	1
2024	0	0.0	49.1%	0	0.0	0.00	0
2025	4,000	2.9	52.0%	192,000	8.4	48.00	1
2026 & Thereafter	50,345	35.9	87.9%	845,733	37.1	16.80	3
Vacant	17,014	12.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	140,254	100.0%		$2,280,840	100.0%	$18.51	33

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Park at Sugar Creek Property:

Historical Leased %(1)

	2012	2013	2014	TTM 4/30/2015(2)
Owned Space	85.4%	85.6%	86.6%	87.9%

(1)	As provided by the borrowers and which represents average monthly occupancy for the indicated year unless specified otherwise.
(2)	Includes (i) Plaza Jewelers (10,062 SF) which is temporarily occupying 5,981 SF of space until the build-out of its outparcel is complete (expected at the end of June 2015) and (ii) Majestic Kids (6,003 SF) which has executed a lease, but has not yet opened for business or begun paying rent. We cannot assure you that these tenants will take occupancy or begin paying rent as expected or at all. Total Occupancy and Owned Occupancy including only the temporary space occupied by Plaza Jewelers and excluding Majestic Kids and are both 80.7%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Park at Sugar Creek Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 4/30/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$1,879,855	$1,901,591	$2,019,852	$1,963,369	$2,280,840	$16.26
Contractual Credit Rent Step(3)	0	0	0	0	101,946	0.73
Gross Up Vacancy	0	0	0	0	392,624	2.80
Total Rent	$1,879,855	$1,901,591	$2,019,852	$1,963,369	$2,775,409	$19.79
Total Reimbursables	575,916	591,592	658,362	619,325	682,000	4.86
Other Income	10,404	19,759	19,514	21,039	9,770	0.07
Vacancy & Credit Loss	0	0	0	0	(392,624)	(2.80)
Effective Gross Income	$2,466,175	$2,512,942	$2,697,728	$2,603,733	$3,074,556	$21.92

Total Operating Expenses	$784,835	$731,450	$765,838	$803,622	$809,582	$5.77

Net Operating Income	$1,681,340	$1,781,492	$1,931,891	$1,800,111	$2,264,974	$16.15
TI/LC	0	0	0	0	101,755	0.73
Capital Expenditures	0	0	0	0	21,038	0.15
Net Cash Flow	$1,681,340	$1,781,492	$1,931,891	$1,800,111	$2,142,180	$15.27

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow is based on contractual rents as of May 18, 2015 and rent steps through June 30, 2016.
(3)	The Underwritten Contractual Credit Rent Step line item is the straight-line average of the 2017 contractual rent step for Memorial Hermann.

■	Appraisal. According to the appraisal, the Park at Sugar Creek Property had an “as-is” appraised value of $29,900,000 as of April 17, 2015 and an “as stabilized” appraised value of $30,300,000 as of October 17, 2015 assuming stabilized occupancy.

■	Environmental Matters. According to a Phase I environmental report dated April 24, 2015, an environmental consultant identified an active dry cleaner facility as a recognized environmental condition at the Park at Sugar Creek Property, based on the continued use of chlorinated solvents since the time of the most recent subsurface investigation in 1996. The environmental consultant recommended further investigation at the tenant space. The Park at Sugar Creek Loan documents require the borrowers to complete a Phase II within 90 days of the origination of the Park at Sugar Creek Loan to determine if any remediation is necessary. In addition, the environmental consultant recommended that a 55-gallon unlabeled drum be disposed of off-site in accordance with applicable regulations.

■	Market Overview and Competition. The Park at Sugar Creek Property is in the Sugar Creek master planned community in Fort Bend County, Texas. As of 2015, the population within a five-mile radius of the Park at Sugar Creek Property was 278,008 with an average household income of $98,281. According to a first quarter 2015 market research report, the Southwest Houston Retail submarket contains approximately 17.8 million SF of retail space with a reported vacancy rate of 9.3%.

The following table presents certain information relating to the primary competition for the Park at Sugar Creek Property:

Competitive Set(1)

	Park at Sugar Creek	First Colony Marketplace	The Village at Lexington Colony	New Territory Center	Sugar Creek Village
Distance from Subject	-	4.3 miles	2.6 miles	4.1 miles	0.4 miles
Property Type	Retail	Retail	Retail	Retail	Retail
Year Built	1985	1993	1993	1999	1980
Total GLA	140,254	111,675	60,822	26,581	130,976
Total Occupancy	87.9%	96%	98%	84%	89%
Major Tenants	Memorial Hermann Plaza Jewelers	Subway, Smoothie Factory	Embody Fitness	Papa John’s, State Farm	CVS Pharmacy

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Borrowers. The borrowers are KFLP Partnership, Ltd. and JDLP, Ltd., each a single-purpose, single-asset entity, as tenants-in-common. KFLP Partnership, Ltd. and JDLP, Ltd. each have a 50% undivided interest in the tenancy-in-common. Kamran Farhadi, an indirect owner of KFLP Partnership, Ltd., and James R. Damavandi, an indirect owner of JDLP, Ltd., are the non-recourse carveout guarantors under the Park at Sugar Creek Loan.

Each tenant in common borrower is controlled directly or indirectly by the separate sponsors (Kamran Farhadi and James R. Damavandi) who have done business together. The borrowers have waived their right to partition the Park at Sugar Creek Property. Mr. Farhadi has been in the real estate business for over 30 years, and he currently owns approximately 530,000 SF of retail space and 243 residential units throughout the United States.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve of $129,591, (ii) an insurance reserve of $62,615, (iii) a deferred maintenance and environmental reserve of $140,127 related to, among other things, roof repairs and the completion of the Phase II and any resulting remediation referred to under “—Environmental Matters” above and (iv) an unfunded obligations reserve of approximately $586,075 related to unpaid tenant improvements and leasing commissions and free rent periods.

On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $10,000 (subject to a cap of $300,000) and (iii) a capital expenditure reserve in the amount of $1,750.

In addition, on each due date during the continuance of a Park at Sugar Creek Trigger Period, the Park at Sugar Creek Loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

A “Park at Sugar Creek Trigger Period” means any period (i) commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the related loan documents) is less than $1,735,298.40, and ending at the conclusion of the second consecutive fiscal quarter during which the net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is equal to or greater than $1,735,298.40 and (ii) commencing upon the borrowers’ failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Park at Sugar Creek Trigger Period is ongoing.

■	Lockbox and Cash Management. The Park at Sugar Creek Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Park at Sugar Creek Trigger Period or event of default under the Park at Sugar Creek Loan, the related loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Park at Sugar Creek Property and all other money received by the borrowers or the property manager with respect to the Park at Sugar Creek Property (other than tenant security deposits) be deposited into such lockbox account within one business day following receipt. On each business day during the continuance of a Park at Sugar Creek Trigger Period or an event of default under the Park at Sugar Creek Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. To the extent any Park at Sugar Creek Trigger Period expires or an event of default under the Park at Sugar Creek Loan is cured, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

On each due date during the continuance of a Park at Sugar Creek Trigger Period or, at the lender’s discretion, during an event of default under the Park at Sugar Creek Loan, the related loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and budgeted operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account. During the continuance of an event of default under the Park at Sugar Creek Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Park at Sugar Creek Loan to amounts payable under the related loan documents and/or toward the payment of expenses of the Park at Sugar Creek Property, in such order of priority as the lender may determine.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Property Management. The Park at Sugar Creek Property is managed by CJ Park & Associates, LLC (which is owned by Kamran Farhadi, an indirect owner of one of the borrowers) pursuant to a management agreement. Under the Park at Sugar Creek Loan documents, the Park at Sugar Creek Property is required to be managed by CJ Park & Associates, LLC, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Park at Sugar Creek Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrowers are required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or similar or subsequent statute) in an amount equal to the full replacement cost of the Park at Sugar Creek Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrowers will be required to carry terrorism insurance throughout the term of the Park at Sugar Creek Loan as described in the preceding sentence, but in that event the borrowers will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrowers will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrowers provide evidence satisfactory to the lender that the insurance premiums for the Park at Sugar Creek Property are separately allocated to the Park at Sugar Creek Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MESA TOWN CENTER

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mesa Town Center
8915-9035 Mira Mesa Boulevard
San Diego, CA 92126
Encinitas
Rancho Santa Fe
Solana Beach
Fairbanks Ranch
Torrey Highlands
Del Mar
Carmel Valley
SAN DIEGO COUNTY
Poway
Mira Mesa
Scripps Ranch
Los Penasquitos Canyon Preserve
Sorrento Valley
SAN DIEGO
Miramar
USMC Air Station Miramar
Pacific Ocean
Torrey Pines State Reserve
Torrey Pines
University City
La Jolla Village
La Jolla
Clairemont
Kearny Mesa
Mission Trails Regional Park
Montgomery Field
Pacific Beach
San Diego Intl. Airport 18 miles
Lake Miramar
Miramar College
Mira Mesa Market Center
Mira Mesa Shopping Center
Mira Mesa Blvd
Oceanside
Escondido
Carlsbad
El Cajon
La Mesa
Santee
Chula Vista
Coronado
National City
Imperial Beach
TIJUANA

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	San Diego, California	Cut-off Date Principal Balance	$22,200,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$157.81
Size (SF)	140,676	Percentage of Initial Pool Balance	3.1%
Total Occupancy as of 3/19/2015	90.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/19/2015	90.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	1972-1975 / 2005	Mortgage Rate	3.9010%
Appraised Value	$48,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$3,458,093
Underwritten Expenses	$865,068	Escrows
Underwritten Net Operating Income (NOI)	$2,593,025	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,452,832	Taxes	$114,021	$28,505
Cut-off Date LTV Ratio	46.3%	Insurance	$0	$0
Maturity Date LTV Ratio	46.3%	Replacement Reserve	$0	$3,400
DSCR Based on Underwritten NOI / NCF	2.95x / 2.79x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.7% / 11.0%	Other(1)	$42,185	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,200,000	100.0%	Loan Payoff	$19,234,929	86.6%
Principal Equity Distribution	2,531,256	11.4
Closing Costs	277,609	1.3
Reserves	156,206	0.7
Total Sources	$22,200,000	100.0%	Total Uses	$22,200,000	100.0%

(1)	Other upfront reserve represents a deferred maintenance reserve ($41,195) and an environmental reserve ($990). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Mesa Town Center Loan”) is evidenced by a note in the original principal amount of $22,200,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a retail property located in San Diego, California (the “Mesa Town Center Property”). The Mesa Town Center Loan was originated by Goldman Sachs Mortgage Company on May 8, 2015 and represents approximately 3.1% of the Initial Pool Balance. The note evidencing the Mesa Town Center Loan has a principal balance as of the Cut-off Date of $22,200,000 and an interest rate of 3.9010% per annum. The borrower utilized the proceeds of the Mesa Town Center Loan to refinance the existing debt on the Mesa Town Center Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The Mesa Town Center Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The Mesa Town Center Loan requires monthly payments of interest only during its term. The scheduled maturity date is the due date in June 2025. The Mesa Town Center Loan may be voluntarily prepaid in whole at any time on or after the due date in June 2016 with the payment of a prepayment fee equal to the greater of (i) a yield maintenance premium calculated based on the excess, if any, of the present values of the remaining scheduled principal and interest payments, over the principal amount being prepaid and (ii) 1% of the principal amount being prepaid. Voluntary prepayment of the Mesa Town Center Loan is permitted on and after March 6, 2025 without payment of any yield maintenance or prepayment premium.

■	The Mortgaged Property. The Mesa Town Center Property is an approximately 140,676 SF anchored retail center located in San Diego, California. The collateral consists of 6 buildings which were constructed from 1972 to 1975 and renovated in 2005 and is leased to 30 tenants including national and regional tenants such as Albertsons (Seafood City), Rite Aid, JP Morgan Chase and McDonald’s. The borrower sponsor purchased the Mesa Town Center Property in 2005 for $27.3 million. As of March 19, 2015, Total Occupancy and Owned Occupancy at the Mesa Town Center Property were both 90.9%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Mesa Town Center Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/SP)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
JP Morgan Chase	A+ / A3 / A	6,500	4.6%	$271,700	10.1%	$41.80	6/30/2019	NA	NA	3, 5-year options
Rite Aid	B / B3 / B	21,440	15.2	257,280	9.6	12.00	5/31/2019	$293.60	5.8%	2, 5-year options
Albertsons (Seafood City)(3)	NR / NR / NR	32,745	23.3	229,900	8.5	7.02	11/30/2019	NA	NA	2, 5-year options
Discount Tires	NR / NR / NR	6,585	4.7	179,217	6.7	27.22	12/31/2020	NA	NA	4, 5-year options
Community Dental	NR / NR / NR	5,373	3.8	154,201	5.7	28.70	1/31/2020	$276.48	12.3%	1, 5-year option
The Boiling Crab	NR / NR / NR	4,478	3.2	150,998	5.6	33.72	2/25/2022	NA	NA	2, 5-year options
Siam Nara	NR / NR / NR	4,000	2.8	116,184	4.3	29.05	11/30/2015	$357.60	9.8%	1, 5-year option
McDonald’s	BBB+ / A3 / A-	2,913	2.1	124,500	4.6	42.74	6/6/2034	NA	NA	3, 5-year options
The Sherwin Williams Store	A- / A3 / A	3,152	2.2	99,855	3.7	31.68	4/30/2017	NA	NA	2, 5-year options
Mesa Liquor	NR / NR / NR	3,450	2.5	86,112	3.2	24.96	11/30/2021	$229.45	13.5%	2, 5-year options
Ten Largest Owned Tenants		90,636	64.4%	$1,669,948	62.1%	$18.42
Remaining Owned Tenants		37,276	26.5	1,020,617	37.9	27.38
Vacant Spaces (Owned Space)		12,764	9.1	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		140,676	100.0%	$2,690,565	100.0%	$21.03

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Tenant Sales are as of December 31, 2014.
(3)	Seafood City currently subleases its space directly from Albertsons and has been in occupancy since 2000 and is not required to report sales. Underwritten Base Rent reflects the terms of the Albertsons lease.

The following table presents certain information relating to the lease rollover schedule at the Mesa Town Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	2,500	1.8%	1.8%	$73,034	2.7%	$29.21	1
2015	5,120	3.6	5.4%	153,375	5.7	29.96	2
2016	7,007	5.0	10.4%	183,608	6.8	26.20	4
2017	10,163	7.2	17.6%	329,677	12.3	32.44	6
2018	3,000	2.1	19.8%	90,420	3.4	30.14	2
2019	72,780	51.7	71.5%	1,048,251	39.0	14.40	8
2020	16,501	11.7	83.2%	450,589	16.7	27.31	4
2021	3,450	2.5	85.7%	86,112	3.2	24.96	1
2022	4,478	3.2	88.9%	150,998	5.6	33.72	1
2023	0	0.0	88.9%	0	0.0	0.00	0
2024	0	0.0	88.9%	0	0.0	0.00	0
2025	0	0.0	88.9%	0	0.0	0.00	0
2026 & Thereafter	2,913	2.1	90.9%	124,500	4.6	42.74	1
Vacant	12,764	9.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	140,676	100.0%		$2,690,565	100.0%	$21.03	30

(1)	Calculated based on the approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Mesa Town Center Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	93.0%	93.0%	94.5%

(1)	As provided by the borrower and which reflects average monthly occupancy for the indicated year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Mesa Town Center Property:

Cash Flow Analysis(1)

	2012	2013	2014	Underwritten	Underwritten $ per SF
Base Rent(2)	$2,498,765	$2,474,643	$2,615,520	$2,690,565	$19.13
Gross Up Vacancy	0	0	0	365,177	2.60
Total Rent	$2,498,765	$2,474,643	$2,615,520	$3,055,742	$21.72
Total Reimbursables	775,583	796,983	746,019	738,175	5.25
Other Income	36,358	51,642	31,715	29,353	0.21
Vacancy & Credit Loss	0	0	0	(365,177)	(2.60)
Effective Gross Income	$3,310,707	$3,323,268	$3,393,254	$3,458,093	$24.58

Total Operating Expenses	$869,382	$837,968	$810,175	$865,068	$6.15

Net Operating Income	$2,441,325	$2,485,300	$2,583,080	$2,593,025	$18.43
TI/LC	0	0	0	100,241	0.71
Capital Expenditures	0	0	0	39,951	0.28
Net Cash Flow	$2,441,325	$2,485,300	$2,583,080	$2,452,832	$17.44

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten base rent is based on contractual rents as of March 19, 2015 and rent steps through June 30, 2016.

■	Appraisal. According to the appraisal, the Mesa Town Center Property had an “as-is” appraised value of $48,000,000 as of March 16, 2015.

■	Environmental Matters. According to a Phase I environmental report, dated March 30, 2015, there are no recognized environmental conditions or recommendations for further action at the Mesa Town Center Property, other than recommendations for (i) the tenants Rite Aid, Sherwin Williams, Center Veterinary Clinic and Transdental Family Care to contact the San Diego County Department of Environmental Health in order to close certain open violations listed with the San Diego Hazardous Materials Management Division, (ii) the installation of secondary containment structures beneath certain metal containers and drums at the space operated as a dry cleaner facility, with an estimated cost of $900, and (iii) an asbestos operations and maintenance (O&M) plan.

■	Market Overview and Competition. The Mesa Town Center Property is located in the Miramar / Mira Mesa / South Ranch retail submarket of San Diego, California. As of 2014, the population within a five-mile radius of the Mesa Town Center Property was 198,478 with an average household income of $124,917. According to a third quarter 2014 market research report, the Miramar / Mira Mesa / South Ranch retail submarket contains approximately 4.3 million SF of retail space with a reported vacancy rate of 5.3%.

The following table presents certain information relating to the primary competition for the Mesa Town Center Property:

Competitive Set(1)

	Mesa Town Center	Mira Mesa Square	Mira Mesa Shopping Center	Mira Mesa Mall	Mira Mesa Shopping Center	Mira Mesa Market Center	SR Ranch Shopping Center
Distance from Subject	-	0.4 miles	0.5 miles	0.8 miles	0.8 miles	0.4 miles	2.3 miles
Property Type	Retail	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	1972-1975	1973	1991	1974	1987	2000	1981
Total GLA	140,676	112,911	136,973	134,803	250,820	238,747	70,576
Total Occupancy	90.9%	100%	98%	92%	99%	99%	98%
Major Tenants	Albertsons (Seafood City), Rite Aid, JP Morgan Chase	Lucky Seafood	H Mart	Vons, CVS Pharmacy, Petco	Target, Babies R’ Us, Vinh Hung Supermarket	Albertsons, CVS Pharmacy, Home Depot	Trader Joe’s

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	The Borrower. The borrower is Mesa Town Center, LLC, a single-purpose, single-asset entity. William Simmons, an indirect owner of the borrower, is the non-recourse carveout guarantor under the Mesa Town Center Loan. William Simmons has owned and operated shopping centers in the San Diego area since 1990.

■	Escrows. On the origination date, the borrower funded (i) a tax reserve of approximately $114,021, (ii) a deferred maintenance reserve of $41,195 related to, among other things, pavement and parking, HVAC and electrical repairs, repairs resulting from roof leaks and (iii) $990 for the installation of secondary containment structures as described under “—Environmental Matters” above.

On each due date, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided, however, that reserve deposits for insurance premiums are not required if the borrower is maintaining a blanket or umbrella policy in accordance with the Mesa Town Center Loan documents and there is no continuing event of default, and (ii) a capital expenditure reserve in the amount of $3,400.

In addition, on each due date during the continuance of a Mesa Town Center Trigger Period, the Mesa Town Center Loan documents require an excess cash reserve as described under “—Lockbox and Cash Management” below.

A “Mesa Town Center Trigger Period” means (i) a period commencing as of the conclusion of any 12-month period (ending on the last day of any fiscal quarter) during which the net operating income (as calculated under the Mesa Town Center Loan documents) is less than $1,904,365.50, and ending at the conclusion of the second consecutive fiscal quarter during which the net operating income for the trailing 12-month period (ending on the last day of any fiscal quarter) is equal to or greater than $1,904,365.50, (ii) a period commencing upon the borrower’s failure to deliver monthly, quarterly or annual financial reports and ending when such reports are delivered and they indicate that no other Mesa Town Center Trigger Period is ongoing, and (iii) with respect to the Rite Aid or Albertsons tenants, a period (a) commencing at any time such tenant “goes dark” for any reason and ending when such tenant resumes full operations in its entire space, (b) commencing at any time such tenant becomes a debtor under a bankruptcy or any other creditors rights laws and ending when such tenant has emerged from bankruptcy and the lease has been affirmed, (c) commencing at any time such tenant fails to renew its lease at the beginning of its renewal notice period under its lease and ending when such tenant renews its lease; and (d) commencing at any time such tenant vacates its space, permanently closes its store, gives notice of its intent to terminate its lease or the lease otherwise terminates for any reason and ending when such space is re-leased and the replacement tenant is in occupancy, open for business and paying rent.

■	Lockbox and Cash Management. The Mesa Town Center Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Mesa Town Center Trigger Period or event of default under the Mesa Town Center Loan, the Mesa Town Center Loan documents permit the lender to deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and require that all cash revenues relating to the Mesa Town Center Property and all other money received by the borrower or the property manager with respect to the Mesa Town Center Property (other than tenant security deposits) be deposited into such lockbox account within one business day following receipt. On each business day during the continuance of a Mesa Town Center Trigger Period or an event of default under the Mesa Town Center Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no Mesa Town Center Trigger Period or event of default under the Mesa Town Center Loan is continuing, all funds in the cash management account in excess of the amounts required to pay monthly reserves and debt service on the next due date are required to be swept into a borrower-controlled operating account.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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On each due date during the continuance of a Mesa Town Center Trigger Period or, at the lender’s discretion, during an event of default under the Mesa Town Center Loan, the Mesa Town Center Loan documents require that all amounts on deposit in the cash management account be used to pay debt service, required reserves and budgeted operating expenses, and that all remaining amounts be reserved in an excess cash flow reserve account. During the continuance of an event of default under the Mesa Town Center Loan, the lender may apply all funds on deposit in any of the accounts constituting collateral for the Mesa Town Center Loan to amounts payable under the Mesa Town Center Loan documents and/or toward the payment of expenses of the Mesa Town Center Property, in such order of priority as the lender may determine.

■	Property Management. The Mesa Town Center Property is managed by NMC South, LLC pursuant to a management agreement. Under the Mesa Town Center Loan documents, the Mesa Town Center Property is required to remain managed by NMC South, LLC or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the lender (i) during the continuance of an event of default under the Mesa Town Center Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA or a similar or subsequent statute is in effect, the borrower is required to maintain terrorism insurance for foreign and domestic acts (as those terms are defined in TRIPRA or a similar or subsequent statute) in an amount equal to the full replacement cost of the Mesa Town Center Property (plus 18 months of rental loss and/or business interruption coverage plus an additional period of indemnity covering the 12 months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the borrower will be required to carry terrorism insurance throughout the term of the Mesa Town Center Loan as described in the preceding sentence, but in that event the borrower will not be required to spend more than two times the amount of the insurance premium that is payable at that time in respect of the property and business interruption/rental loss insurance required under the related loan documents (without giving effect to the cost of terrorism and earthquake components of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, then the borrower will be required to purchase the maximum amount of terrorism insurance available with funds equal to such amount. In either such case, terrorism insurance may not have a deductible in excess of $50,000. The required terrorism insurance may be included in a blanket policy, provided that the borrower provides evidence satisfactory to the lender that the insurance premiums for the Mesa Town Center Property are separately allocated to the Mesa Town Center Property and that the policy will provide the same protection as a separate policy. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Free Writing Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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NY SEVEN SELF STORAGE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller	RMF
Location (City/State)	Various, New York	Cut-off Date Principal Balance	$20,547,390
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$87.41
Size (SF)	235,069	Percentage of Initial Pool Balance	2.8%
Total Occupancy as of 3/17/2015(1)	90.9%	Number of Related Mortgage Loans(4)	3
Owned Occupancy as of 3/17/2015(1)	90.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	4.4200%
Appraised Value(2)	$30,500,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsors(5)	Robert Moser and Robert Morgan
Underwritten Revenues	$2,718,303
Underwritten Expenses	$923,023	Escrows
Underwritten Net Operating Income (NOI)	$1,795,280		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,760,020	Taxes	$118,021	$28,100
Cut-off Date LTV Ratio(3)	67.4%	Insurance	$43,186	$5,141
Maturity Date LTV Ratio(3)	54.5%	Replacement Reserves	$0	$2,938
DSCR Based on Underwritten NOI / NCF	1.45x / 1.42x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.6%	Other(6)	$10,250	$0

	Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,600,000	100.0%	Loan Payoff	$15,839,478	76.9%
			Principal Equity Distribution	3,698,244	18.0
			Closing Costs	890,821	4.3
			Reserves	171,457	0.8
Total Sources	$20,600,000	100.0%	Total Uses	$20,600,000	100.0%

(1)	As of March 17, 2015 for all properties except for Affordable Malta, which is as of March 26, 2015.
(2)	The Appraised Value is the “as-is” bulk portfolio value. The combined “as-is” individual appraised value is $28,380,000.
(3)	The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are based on the “as-is” bulk portfolio value. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio based on the combined “as-is” individual appraised value of $28,380,000 is 72.4% and 58.5%, respectively.
(4)	The borrower sponsors are also borrower sponsors of the Cape May Portfolio Loan and On-Site Self Storage Loan.
(5)	Robert Moser and Robert Morgan are the non-recourse carveout guarantors under the NY Seven Self Storage Portfolio Loan.
(6)	Other upfront reserves represent an immediate repairs reserve for the Rotterdam Secured Property.

The following table presents certain information relating to the NY Seven Self Storage Portfolio Properties:

Property Name	City	State	Cut-off Date Allocated Loan Amount	Total GLA	Occupancy(1)	Year Built/Renovated	UW NCF
Affordable Malta	Mechanicville	NY	$7,361,152	77,875	75.3%	2011 / NAP	$617,352
A Space Place	Medford	NY	4,488,508	33,230	97.4%	1989, 2001 / NAP	398,331
Dix Ave Mini Storage	Glens Falls	NY	2,802,824	39,200	99.5%	2002 / NAP	247,955
Snyders Best Rate	Cohoes	NY	2,059,726	22,500	98.2%	1997-2004 / NAP	170,830
Affordable Wilton	Wilton	NY	1,964,969	29,100	100.0%	2004, 2009 / NAP	175,013
Rotterdam Secured	Rotterdam	NY	947,574	20,064	95.9%	1980 / NAP	78,865
Affordable Saratoga	Wilton	NY	922,638	13,100	100.0%	1996, 2000 / NAP	71,674
Total / Wtd. Avg.			$20,547,390	235,069	90.9%		$1,760,020

(1)	Occupancy as of March 17, 2015 for all properties except Affordable Malta, which is as of March 26, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

128

NY SEVEN SELF STORAGE PORTFOLIO

The following table presents certain information relating to historical leasing at the NY Seven Self Storage Portfolio Properties:

Historical Leased %(1)

	2012	2013	2014	As of 3/17/2015(2)
Affordable Malta	57.8%	63.9%	73.8%	75.3%
A Space Place	87.8%	89.8%	91.8%	97.4%
Dix Ave Mini Storage	93.6%	96.9%	98.8%	99.5%
Snyders Best Rate	87.9%	92.7%	95.5%	98.2%
Affordable Wilton	86.9%	91.3%	94.2%	100.0%
Rotterdam Secured	84.7%	88.2%	93.8%	95.9%
Affordable Saratoga	91.3%	95.9%	97.2%	100.0%

(1)	As provided by the borrower and which represents average occupancy for the specified year unless otherwise indicated.
(2)	As of March 17, 2015 for all properties except Affordable Malta, which is as of March 26, 2015.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the NY Seven Self Storage Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 3/31/2015	Underwritten(2)	Underwritten $per SF
Base Rent	$2,518,643	$2,566,325	$2,610,335	$2,640,915	$2,634,852	$11.21
Gross Up Vacancy	0	0	0	0	414,300	1.76
Goss Potential Rent	$2,518,643	$2,566,325	$2,610,335	$2,640,915	$3,049,152	$12.97
Vacancy, Credit Loss & Concessions	$ (318,503)	(233,631)	(146,743)	(137,371)	(592,527)	(2.52)
Total Rent Revenue	$2,200,140	$2,332,694	$2,463,592	$2,503,544	$2,456,625	$10.45
Other Revenue (3)	183,297	214,870	250,436	261,679	261,679	1.11
Effective Gross Income	$2,383,437	$2,547,564	$2,714,028	$2,765,223	$2,718,303	$11.56

Total Operating Expenses	$711,853	$758,668	$785,228	$765,109	$923,023	$3.93

Net Operating Income	$1,671,584	$1,788,896	$1,928,800	$2,000,114	$1,795,280	$7.64
Replacement Reserves	0	0	0	0	35,260	0.15
Net Cash Flow	$1,671,584	$1,788,896	$1,928,800	$2,000,114	$1,760,020	$7.49

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow is based on the March 17, 2015 rent rolls for all properties except Affordable Malta, which is as of March 26, 2015.
(3)	Other Revenue includes administrative fees, insurance fees, late fees, retail sales, truck rental, etc.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

129

OKLAHOMA WALMART PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2		Loan Seller	CGMRC
Location (City/State)	Various, Oklahoma		Cut-off Date Principal Balance	$15,093,360
Property Type	Retail		Cut-off Date Principal Balance per SF	$183.54
Size (SF)	82,234		Percentage of Initial Pool Balance	2.1%
Total Occupancy as of 3/25/2015	100.0%		Number of Related Mortgage Loans	None
Owned Occupancy as of 3/25/2015	100.0%		Type of Security	Fee Simple
Year Built / Latest Renovation	2015 / NAP		Mortgage Rate	4.4200%
Appraised Value	$20,100,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	360
			Original Interest Only Period (Months)	24
			Borrower Sponsor(1)	Kenneth Shimm

Underwritten Revenues	$1,273,370
Underwritten Expenses	$199,510		Escrows
Underwritten Net Operating Income (NOI)	$1,073,860		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,061,525	Taxes	$0	$0
Cut-off Date LTV Ratio	75.1%	Insurance(2)	$0	$0
Maturity Date LTV Ratio	64.0%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.18x / 1.17x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.1% / 7.0%	Other(3)	$40,600	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$15,093,360	73.4%	Purchase Price	$20,124,482	97.9%
Principal’s New Cash Contribution	4,613,353	22.4	Closing Costs	396,809	1.9
Other Sources	855,178	4.2	Reserves	40,600	0.2

Total Sources	$20,561,891	100.0%	Total Uses	$20,561,891	100.0%

(1)	Kenneth Shimm is the non-recourse carveout guarantor under the Oklahoma Walmart Portfolio Loan.
(2)	During the loan term, on each monthly due date from November through May, the borrower is required to make monthly deposits equal to one-sixth of the amount sufficient to renew flood insurance at the Oklahoma Walmart Portfolio Properties.
(3)	Other upfront reserve consists of a $40,600 reserve representing the costs associated with the completion of certain work items relating to the Oklahoma Walmart Portfolio Properties.

The following table presents certain information relating to the Oklahoma Walmart Portfolio Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Appraised Value	Year Built / Renovated	UW NCF
Walmart – Lawton	Lawton	OK	$7,732,278	41,117	100.0%	$10,300,000	2015 / NAP	$544,065
Walmart – Oklahoma City	Oklahoma City	OK	7,361,082	41,117	100.0%	9,800,000	2015 / NAP	517,460
Total / Wtd. Avg.			$15,093,360	82,234	100.0%	$20,100,000		$1,061,525

(1)	Occupancy as of March 25, 2015.

The following table presents certain information relating to the major tenants at the Oklahoma Walmart Portfolio Properties:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Walmart – Lawton	AA / Aa2/ AA	41,117	50.0%	$556,724	51.2%	$13.54	1/13/2035	4, 5-year options
Walmart – Oklahoma City	AA / Aa2/ AA	41,117	50.0	529,998	48.8	12.89	1/27/2035	4, 5-year options
Largest Tenants		82,234	100.0%	$1,086,722	100.0%	$13.21
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		82,234	100.0%	$1,086,722	100.0%	$13.21

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

130

OKLAHOMA WALMART PORTFOLIO

The following table presents the lease rollover schedule at the Oklahoma Walmart Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026 & Thereafter	82,234	100.0	100.0%	1,086,722	100.0	13.21	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	82,234	100.0%		$1,086,722	100.0%	$13.21	2

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Oklahoma Walmart Portfolio Properties:

Historical Leased %(1)

As of 3/25/2015
Owned Space	100.0%

(1)	As provided by the borrower. The Oklahoma Walmart Portfolio Properties were constructed in 2015.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Oklahoma Walmart Portfolio Properties:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$1,086,722	$13.21
Contractual Rent Steps	0	0.00
Gross Up Vacancy	0	0.00
Total Rent	$1,086,722	$13.21
Total Reimbursables	199,510	2.43
Other Income	0	0.00
Vacancy & Credit Loss	(12,862)	(0.16)
Effective Gross Income	$1,273,370	$15.48

Real Estate Taxes	$70,151	$0.85
Insurance	25,770	0.31
Management Fee	25,467	0.31
Other Operating Expenses	78,122	0.95
Total Operating Expenses	$199,510	$2.43

Net Operating Income	$1,073,860	$13.06
TI/LC	0	0.00
Replacement Reserves	12,336	0.15
Net Cash Flow	$1,061,525	$12.91

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

131

PROMENADES PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		RMF
Location (City/State)	Port Charlotte, Florida	Cut-off Date Principal Balance		$14,600,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$63.28
Size (SF)	230,704	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 4/1/2015	88.4%	Number of Related Mortgage Loans(1)		2
Owned Occupancy as of 4/1/2015	88.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	1978 / 2008	Mortgage Rate		4.5800%
Appraised Value	$22,300,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		24
		Borrower Sponsor(2)		Jeff Morr
Underwritten Revenues	$2,298,447
Underwritten Expenses	$746,122	Escrows
Underwritten Net Operating Income (NOI)	$1,552,324		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,379,578	Taxes	$94,912	$22,598
Cut-off Date LTV Ratio	65.5%	Insurance	$136,838	$11,847
Maturity Date LTV Ratio	54.3%	Replacement Reserves	$0	$2,884
DSCR Based on Underwritten NOI / NCF	1.73x / 1.54x	TI/LC(3)	$250,000	$10,574
Debt Yield Based on Underwritten NOI / NCF	10.6% / 9.4%	Other(4)	$6,750	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,600,000	64.6%	Purchase Price	$21,500,000	95.2%
Principal’s New Cash Contribution	7,954,484	35.2	Closing Costs	605,984	2.7
Other Sources	40,000	0.2	Reserves	488,500	2.2
Total Sources	$22,594,484	100.0%	Total Uses	$22,594,484	100.0%

(1)	The borrower sponsor is also the borrower sponsor of the Highlands Plaza Loan.
(2)	Jeff Morr is the non-recourse carveout guarantor under the Promenades Plaza Loan.
(3)	TI/LC reserves are capped at $380,662.
(4)	Other upfront reserves represent an immediate repairs reserve of $6,750.

The following table presents certain information relating to the major tenants (which tenants, in certain cases, may have co-tenancy provisions) at the Promenades Plaza Property:

Ten Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF	Occupancy Cost	Renewal / Extension Options
Winn-Dixie	NR/NR/NR	55,107	23.9%	$452,066	23.4%	$8.20	12/31/2020	$538	2.1%	5, 5-year options
Fawcett Memorial Hospital	NR/NR/NR	31,905	13.8	391,045	20.2	12.26	12/31/2019	NA	NA	NA
Charlotte County Sheriff’s Office	NR/NR/NR	15,000	6.5	270,000	14.0	18.00	4/30/2016	NA	NA	2, 5-year options
Bealls Outlet	NR/NR/NR	41,290	17.9	215,121	11.1	5.21	4/30/2018	$103	5.5%	1, 5-year option
YouFit Health Club	NR/NR/NR	11,091	4.8	110,910	5.7	10.00	6/30/2021	NA	NA	2, 5-year options
Tuesday Morning	NR/NR/NR	18,000	7.8	82,500	4.3	4.58	7/31/2016	$60	7.6%	1, 5-year option
Stephen Chiarello / Dermatologist	NR/NR/NR	4,800	2.1	67,872	3.5	14.14	4/30/2018	NA	NA	NA
Hope Hospice and Community	NR/NR/NR	6,413	2.8	52,435	2.7	8.18	12/31/2019	NA	NA	NA
DDP DMO of Florida	NR/NR/NR	2,270	1.0	38,495	2.0	16.96	6/30/2019	NA	NA	2, 5-year options
Medical Oxygen	NR/NR/NR	2,040	0.9	34,578	1.8	16.95	3/31/2020	NA	NA	2, 5-year options
Ten Largest Owned Tenants		187,916	81.5%	$1,715,022	88.6%	$9.13
Remaining Owned Tenants		16,006	6.9	220,438	11.4	13.77
Vacant Spaces (Owned Space)		26,782	11.6	0	0	0.00
Total / Wtd. Avg. All Owned Tenants		230,704	100.0%	$1,935,460	100.0%	$9.49

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

132

PROMENADES PLAZA

The following table presents certain information relating to the lease rollover schedule at the Promenades Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,600	1.6%	1.6%	$24,000	1.2%	$6.67	1
2015	1,400	0.6	2.2%	20,066	1.0	14.33	1
2016	35,100	15.2	17.4%	387,958	20.0	11.05	4
2017	5,340	2.3	19.7%	90,882	4.7	17.02	4
2018	48,090	20.8	40.5%	310,993	16.1	6.47	3
2019	40,588	17.6	58.1%	481,975	24.9	11.87	6
2020	58,713	25.4	83.6%	508,676	26.3	8.66	4
2021	11,091	4.8	88.4%	110,910	5.7	10.00	1
2022	0	0.0	88.4%	0	0.0	0.00	0
2023	0	0.0	88.4%	0	0.0	0.00	0
2024	0	0.0	88.4%	0	0.0	0.00	0
2025	0	0.0	88.4%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	88.4%	0	0.0	0.00	0
Vacant	26,782	11.6	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	230,704	100.0%		$1,935,460	100.0%	$9.49	24

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Promenades Plaza Property:

Historical Leased %(1)

	2012	2013	2014	As of 4/1/2015
Owned Space	86.6%	88.2%	87.5%	88.4%

(1)	As provided by the borrower and which represents average occupancy for the specified year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Promenades Plaza Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 2/28/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,928,210	$1,914,622	$1,917,294	$1,931,767	$1,961,269	$8.50
Contractual Rent Steps	0	0	0	0	2,691	0.01
Mark to Market Adjustment(3)	0	0	0	0	(28,500)	(0.12)
Gross Up Vacancy	0	0	0	0	360,980	1.56
Total Rent	$1,928,210	$1,914,622	$1,917,294	$1,931,767	$2,296,440	$9.95
Total Reimbursables	285,304	338,728	325,688	327,188	405,125	1.76
Other Income	0	0	0	0	0	0.00
Less Vacancy & Credit Loss	0	0	0	0	(403,119)	(1.75)
Effective Gross Income	$2,213,513	$2,253,351	$2,242,982	$2,258,954	$2,298,447	$9.96

Total Operating Expenses	$747,828	$720,720	$684,309	$689,517	$746,122	$3.23

Net Operating Income	$1,465,686	$1,532,631	$1,558,673	$1,569,437	$1,552,324	$6.73
TI/LC	0	0	0	0	138,140	0.60
Capital Expenditures	0	0	0	0	34,606	0.15
Net Cash Flow	$1,465,686	$1,532,631	$1,558,673	$1,569,437	$1,379,578	$5.98

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow is based on contractual rents as of April 1, 2015 and rent steps through April 1, 2016.
(3)	Mark to Market Adjustment has been taken as the appraiser’s market rent for GSA tenants of $18.00 per SF gross which is below in-place base rent for the County Sheriff’s Office of $19.90 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

133

HAGERSTOWN PLAZA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Hagerstown, Maryland	Cut-off Date Principal Balance		$14,160,573
Property Type	Retail	Cut-off Date Principal Balance per SF		$188.61
Size (SF)	75,080	Percentage of Initial Pool Balance		2.0%
Total Occupancy as of 4/23/2015	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/23/2015	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2005 / NAP	Mortgage Rate		3.9970%
Appraised Value	$19,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Stephen Swartz and Roland Guyot
Underwritten Revenues	$1,681,405
Underwritten Expenses	$448,867	Escrows
Underwritten Net Operating Income (NOI)	$1,232,538		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,207,580	Taxes	$0	$0
Cut-off Date LTV Ratio	71.9%	Insurance	$0	$0
Maturity Date LTV Ratio	57.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.52x / 1.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.7% / 8.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$14,200,000	100.0%	Loan Payoff	$11,421,703	80.4%
			Principal Equity Distribution	2,490,365	17.5
			Closing Costs	287,932	2.0

Total Sources	$14,200,000	100.0%	Total Uses	$14,200,000	100.0%

(1)	Stephen Swartz and Roland Guyot are jointly and severally the guarantors of the non-recourse carveouts under the Hagerstown Plaza Loan.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Hagerstown Plaza Property:

Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Martin’s Food Store (Ahold)(3)	BBB / Baa3 / BBB	65,455	87.2%	$1,204,372	90.6%	$18.40	5/31/2035	$532	4.5%	6, 5-year options
V&M Wine & Spirits	NR / NR / NR	4,000	5.3	50,000	3.8	12.50	2/28/2021	NA	NA	2, 5-year options
Holiday Hair	NR / NR / NR	1,600	2.1	28,000	2.1	17.50	5/30/2020	NA	NA	1, 5-year option
Classy Nails	NR / NR / NR	1,625	2.2	26,406	2.0	16.25	5/31/2018	NA	NA	1, 5-year option
Martin’s Fueling Station (Ahold)(3)	BBB / Baa3 / BBB	2,400	3.2	20,000	1.5	8.33	5/31/2035	NA	NA	6, 5-year options
Owned Tenants		75,080	100.0%	$1,328,778	100.0%	$17.70
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		75,080	100.0%	$1,328,778	100.0%	$17.70

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Martin’s Food Store sales are as of December 31, 2014 and exclude fuel sales. Martin’s Food Store is not required to report sales; numbers shown were provided by an owner of the tenant.
(3)	Martin’s Food Store (Ahold) and Martin’s Fueling Station (Ahold) leases are guaranteed by their parent company, Koninklijke Ahold N.V.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

134

HAGERSTOWN PLAZA

The following table presents certain information relating to the lease rollover schedule at the Hagerstown Plaza Property, based on initial lease expirations:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	1,625	2.2	2.2%	26,406	2.0	16.25	1
2019	0	0.0	2.2%	0	0.0	0.00	0
2020	1,600	2.1	4.3%	28,000	2.1	17.50	1
2021	4,000	5.3	9.6%	50,000	3.8	12.50	1
2022	0	0.0	9.6%	0	0.0	0.00	0
2023	0	0.0	9.6%	0	0.0	0.00	0
2024	0	0.0	9.6%	0	0.0	0.00	0
2025	0	0.0	9.6%	0	0.0	0.00	0
2026 & Thereafter	67,855	90.4	100.0%	1,224,372	92.1	18.04	2
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	75,080	100.0%		$1,328,778	100.0%	$17.70	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the Hagerstown Plaza Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	100%	100%	100%

(1)	As provided by the borrower and which represents occupancy as of December 31, for the indicated year.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Hagerstown Plaza Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 3/31/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,375,389	$1,385,427	$1,393,760	$1,393,760	$1,328,778	$17.70
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,375,389	$1,385,427	$1,393,760	$1,393,760	$1,328,778	$17.70
Total Reimbursables	391,039	384,502	389,739	389,894	385,295	5.13
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(32,668)	(0.44)
Effective Gross Income	$1,766,428	$1,769,929	$1,783,499	$1,783,654	$1,681,405	$22.39

Total Operating Expenses	$437,966	$435,272	$458,529	$459,294	$448,867	$5.98

Net Operating Income	$1,328,462	$1,334,657	$1,324,970	$1,324,360	$1,232,538	$16.42
TI/LC	0	0	0	0	13,696	0.18
Capital Expenditures	0	0	0	0	11,262	0.15
Net Cash Flow	$1,328,462	$1,334,657	$1,324,970	$1,324,360	$1,207,580	$16.08

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten cash flow based on the April 23, 2015 rent roll with rent steps through June 30, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

135

BEST STORAGE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	CGMRC
Location (City/State)	Anchorage, Alaska	Cut-off Date Principal Balance	$12,464,974
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$107.02
Size (SF)	116,471	Percentage of Initial Pool Balance	1.7%
Total Occupancy as of 3/18/2015	92.3%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/18/2015	92.3%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / NAP	Mortgage Rate	3.9500%
Appraised Value	$22,570,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	NAP
		Borrower Sponsor(1)	Arthur Lloyd Davidson, Jr., Tudor Holding SPE, Inc. and West Holding SPE, Inc.
Underwritten Revenues	$2,090,476
Underwritten Expenses	$721,229	Escrows
Underwritten Net Operating Income (NOI)	$1,369,247		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,338,760	Taxes	$125,743	$12,574
Cut-off Date LTV Ratio	55.2%	Insurance	$18,630	$2,329
Maturity Date LTV Ratio	43.9%	Replacement Reserves	$0	$2,541
DSCR Based on Underwritten NOI / NCF	1.92x / 1.88x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	11.0% / 10.7%	Other(2)	$65,088	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$12,500,000	99.6%	Loan Payoff	$9,513,271	75.8%
Other Sources	45,000	0.4	Principal Equity Distribution	2,570,742	20.5
			Closing Costs	251,526	2.0
			Reserves	209,460	1.7
Total Sources	$12,545,000	100.0%	Total Uses	$12,545,000	100.0%

(1)	Arthur Lloyd Davidson, Jr. is the non-recourse carveout guarantor under the Best Storage Portfolio Loan.
(2)	Other Upfront reserve represents $65,088 for deferred maintenance.

 The following table presents certain information relating to the Best Storage Portfolio Properties:

Property Name	City	State	Allocated Cut-off Date Loan Amount	Total GLA	Occupancy(1)	Appraised Value	Year Built / Renovated	UW NCF
Best Storage-Tudor Road	Anchorage	AK	$9,830,595	79,918	93.9%	$17,800,000	1998, 2007 / NAP	$1,026,488
Best Storage-Woodland Drive	Anchorage	AK	2,634,379	36,553	88.9%	4,770,000	1977 / NAP	312,272
Total / Wtd. Avg.			$12,464,974	116,471	92.3%	$22,570,000		$1,338,760

(1)	Occupancy as of March 18, 2015.

The following table presents certain information relating to historical leasing at the Best Storage Portfolio Properties:

Historical Leased %(1)

	2012	2013	2014	TTM 2/28/2015
Owned Space	94.3%	89.0%	89.3%	89.4%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

136

BEST STORAGE PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Best Storage Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 2/28/2015	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,070,334	$2,013,218	$2,025,490	$2,040,165	$2,105,904	$18.08
Gross Up Vacancy	0	0	0	0	197,100	1.69
Gross Potential Rent	$2,070,334	$2,013,218	$2,025,490	$2,040,165	$2,303,004	$19.77
Vacancy, Credit Loss & Concessions	0	0	0	0	(281,668)	(2.42)
Total Rent	$2,070,334	$2,013,218	$2,025,490	$2,040,165	$2,021,336	$17.35
Other Income(3)	56,947	61,050	63,791	69,140	69,140	0.59
Effective Gross Income	$2,127,281	$2,074,268	$2,089,281	$2,109,305	$2,090,476	$17.95

Real Estate Taxes	$148,408	$152,495	$144,313	$144,313	$149,782	$1.29
Insurance	24,177	26,106	26,804	26,804	26,614	0.23
Management Fee	90,203	88,161	91,001	91,690	83,619	0.72
Other Expenses	427,235	437,870	441,096	440,670	461,213	3.96
Total Operating Expenses	$690,023	$704,632	$703,213	$703,477	$721,229	$6.19

Net Operating Income	$1,437,258	$1,369,636	$1,386,068	$1,405,828	$1,369,247	$11.76
Replacement Reserves	0	0	0	0	30,487	0.26
Net Cash Flow	$1,437,258	$1,369,636	$1,386,068	$1,405,828	$1,338,760	$11.49

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flows.
(2)	Underwritten cash flow is based on the March 18, 2015 rent roll.
(3)	Other Income consists of late fees, merchandise sales, auction revenue, and other service fees.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

137

CROWNE PLAZA BLOOMINGTON

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Bloomington, Minnesota	Cut-off Date Principal Balance(4)		$12,170,872
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)		$60,652.19
Size (Rooms)	430	Percentage of Initial Pool Balance		1.7%
Total TTM Occupancy as of 10/31/2014	79.1%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 10/31/2014	79.1%	Type of Security(5)		Fee Simple
Year Built / Latest Renovation	1981, 1986 / 2011	Mortgage Rate		4.6500%
Appraised Value	$31,900,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsors(6)	Myron Kaeding, Dr. Ambrish Gupta, Dr. Vimla Bhooshan and Dr. Yudh Gupta
Underwritten Revenues	$15,232,762
Underwritten Expenses	$11,831,997
Underwritten Net Operating Income (NOI)	$3,400,765	Escrows
Underwritten Net Cash Flow (NCF)	$2,791,455		Upfront	Monthly
Cut-off Date LTV Ratio(1)(2)	73.3%	Taxes	$355,285	$71,057
Maturity Date LTV Ratio(1)(3)	55.1%	Insurance	$0	$14,260
DSCR Based on Underwritten NOI / NCF(1)	2.09x / 1.72x	FF&E	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	13.0% / 10.7%	Other(7)	$4,678,193	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Amount(8)	$26,250,000	72.4%	Purchase Price	$30,000,000	82.7%
Principal’s New Cash Contribution	9,915,247	27.3	Reserves	5,033,478	13.9
Other Sources	98,293	0.3	Closing Costs	1,230,062	3.4
Total Sources	$36,263,540	100.0%	Total Uses	$36,263,540	100.0%

(1)	Calculated based on the aggregate balance of the Crowne Plaza Bloomington Loan Combination.
(2)	The Cut-off Date LTV Ratio is calculated using the appraisal’s “as-is” appraised value of $31,900,000 plus the amount of PIP required under the franchise agreement ($3,689,846). The Cut-off Date LTV Ratio using solely the “as-is” appraised value is 81.8%.
(3)	The Maturity Date LTV Ratio is calculated utilizing the “as stabilized” appraised value of $38,700,000. The Maturity Date LTV Ratio, calculated on the basis of the “as-is” appraised value of $31,900,000, is 66.9%.
(4)	The Cut-off Date Principal Balance of $12,170,872 represents the non-controlling note A-2 of a $26,080,440 loan combination evidenced by two pari passu notes. The companion loan is evidenced by the controlling note A-1 with a principal balance of $13,909,568 as of the Cut-off Date, which was contributed to the CGCMT 2015-GC29 securitization transaction.
(5)	The Crowne Plaza Bloomington Property includes the borrower’s leasehold estate in a parking lease for 300 parking spaces with the owner of a parking deck adjacent to the hotel.
(6)	Myron Kaeding, Dr. Ambrish Gupta, Dr. Vimla Bhooshan and Dr. Yudh Gupta are the non-recourse carveout guarantors under the Crowne Plaza Bloomington Loan Combination.
(7)	Other reserves represents an upfront PIP reserve of $4,612,308, an upfront parking rent reserve of $42,135 and an upfront deferred maintenance reserve of $23,750.
(8)	Represents the aggregate principal balance of the Crowne Plaza Bloomington Mortgage Loan and the related companion loan.

The following table presents certain information relating to the TTM October 2014 penetration rates relating to the Crowne Plaza Bloomington Property:

TTM October 2014 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Crowne Plaza Bloomington	108.3%	78.4%	84.9%

(1)	Source: October 2014 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Crowne Plaza Bloomington Property:

Crowne Plaza Bloomington(1)

	2012	2013	TTM 10/31/2014(2)
Occupancy(3)	77.3%	82.2%	79.1%
ADR	$85.19	$83.39	$93.22
RevPAR	$65.88	$68.58	$73.75

(1)	Source: October 2014 travel research report.
(2)	As provided by the borrower.
(3)	Reflects average occupancy for the indicated period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

138

CROWNE PLAZA BLOOMINGTON

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Crowne Plaza Bloomington Property:

Cash Flow Analysis(1)

	2011	2012	2013	TTM 10/31/2014	Underwritten	Underwritten $ per Room
Room Revenue	$9,610,065	$10,018,885	$10,421,231	$11,574,400	$11,526,073	$26,805
Food & Beverage Revenue	3,692,724	3,532,864	3,482,711	3,347,850	3,305,078	7,686
Other Revenue(2)	469,424	429,283	402,994	401,732	401,612	934
Total Revenue	$13,772,213	$13,981,032	$14,306,936	$15,323,982	$15,232,762	$35,425

Room Expense	$2,999,175	$3,208,868	$3,590,563	$3,598,596	$3,532,135	$8,214
Food & Beverage Expense	2,650,570	2,508,536	2,467,862	2,408,494	2,388,800	5,555
Other Expense	121,775	122,903	131,240	121,044	132,890	309
Total Departmental Expense	$5,771,520	$5,840,307	$6,189,665	$6,128,134	$6,053,825	$14,079
Total Undistributed Expense	3,950,093	3,872,993	4,275,056	4,542,284	4,585,263	10,663
Total Fixed Charges(3)	947,987	1,081,063	1,184,503	1,206,005	1,192,909	2,774
Total Operating Expenses	$10,669,600	$10,794,363	$11,649,225	$11,876,423	$11,831,997	$27,516

Net Operating Income	$3,102,613	$3,186,669	$2,657,711	$3,447,559	$3,400,765	$7,909
FF&E	550,889	559,241	572,277	612,959	609,310	1,417
Net Cash Flow	$2,551,724	$2,627,428	$2,085,434	$2,834,600	$2,791,455	$6,492

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Other Revenue consists of equipment rentals, guaranteed no-show, a rooftop antenna lease, a sundry shop, internet fees and income from other miscellaneous sources.
(3)	Total Fixed Charges include parking rent for the borrower’s leasehold estate in a parking deck lease with the owner of a parking deck adjacent to the hotel.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

139

MAGNOLIA HOTEL OMAHA

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Omaha, Nebraska	Cut-off Date Principal Balance		$11,200,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room		$77,241.38
Size (Rooms)	145	Percentage of Initial Pool Balance		1.5%
Total TTM Occupancy as of 3/31/2015	69.8%	Number of Related Mortgage Loans		None
Owned TTM Occupancy as of 3/31/2015	69.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1923 / 2007	Mortgage Rate		4.4100%
Appraised Value	$16,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		12
Underwritten Revenues	$6,126,041	Borrower Sponsor(1)		H. Stevens Holtze III
Underwritten Expenses	$4,733,249
Underwritten Net Operating Income (NOI)	$1,392,792	Escrows
Underwritten Net Cash Flow (NCF)	$1,147,750		Upfront	Monthly
Cut-off Date LTV Ratio	67.5%	Taxes	$0	$14,549
Maturity Date LTV Ratio	50.2%	Insurance	$59,882	$4,990
DSCR Based on Underwritten NOI / NCF	2.07x / 1.70x	FF&E(2)	$0	$20,420
Debt Yield Based on Underwritten NOI / NCF	12.4% / 10.2%	Other(3)	$10,350	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$11,200,000	99.6%	Loan Payoff	$9,450,760	84.1%
Other Sources	40,000	0.4	Principal Equity Distribution	1,234,309	11.0
			Closing Costs	484,699	4.3
			Reserves	70,232	0.6

Total Sources	$11,240,000	100.0%	Total Uses	$11,240,000	100.0%

(1)	H. Stevens Holtze III is the non-recourse carveout guarantor under the Magnolia Hotel Omaha Loan.
(2)	On each monthly payment date, the borrower is required to make deposits equal to one-twelfth of 4% of the greater of (x) annual gross revenues for hotel related operations at the Magnolia Hotel Omaha Property for the preceding calendar year and (y) projected annual gross revenue for hotel related operations at the Magnolia Hotel Omaha Property as set forth in the approved annual budget.
(3)	Other upfront reserve represents a deferred maintenance reserve of $10,350.

The following table presents certain information relating to the TTM February 2015 penetration rates relating to the Magnolia Hotel Omaha Property:

TTM February 2015 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Magnolia Hotel Omaha	108.5%	97.9%	106.2%

(1)	Source: February 2015 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Magnolia Hotel Omaha Property:

Magnolia Hotel Omaha(1)

	2013	2014	TTM 2/28/2015
Occupancy	65.6%	68.6%	69.0%
ADR	$121.32	$119.33	$119.84
RevPAR	$79.65	$81.85	$82.67

(1)	Source: February 2015 travel research report and reflects average Occupancy, ADR, and RevPAR for the indicated period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

140

MAGNOLIA HOTEL OMAHA

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Magnolia Hotel Omaha Property:

Cash Flow Analysis

	2012	2013	2014	TTM 3/31/2015	Underwritten	Underwritten $ per Room
Room Revenue	$4,241,941	$4,229,804	$4,298,655	$4,370,880	$4,370,880	$30,144
Food & Beverage Revenue	1,234,321	1,433,446	1,453,337	1,444,145	1,444,145	9,960
Other Revenue(1)	144,943	143,205	155,836	151,589	126,951	876
Parking Revenue	157,853	204,045	193,866	197,747	184,065	1,269
Total Revenue	$5,779,058	$6,010,500	$6,101,694	$6,164,361	$6,126,041	$42,249

Room Expense	$983,071	$986,002	$1,046,719	$1,066,544	$1,066,544	$7,355
Food & Beverage Expense	943,514	1,026,458	1,069,936	1,061,021	1,061,021	7,317
Other Expense	40,484	56,807	58,236	56,058	56,058	387
Parking Expense	171,706	150,445	148,542	146,501	146,501	1,010
Total Departmental Expense	$2,138,775	$2,219,712	$2,323,433	$2,330,124	$2,330,124	$16,070
Total Undistributed Expense	2,044,366	2,093,093	2,157,476	2,171,321	2,170,171	14,967
Total Fixed Charges	211,243	216,524	236,940	243,999	232,954	1,607
Total Operating Expenses	$4,394,384	$4,529,329	$4,717,849	$4,745,444	$4,733,249	$32,643

Net Operating Income	$1,384,674	$1,481,171	$1,383,845	$1,418,917	$1,392,792	$9,605
FF&E	231,162	240,420	244,068	246,574	245,042	1,690
Net Cash Flow	$1,153,512	$1,240,751	$1,139,777	$1,172,343	$1,147,750	$7,916

(1)	Other Revenue consists of telephone revenue, pet fees, rollaway bed/crib fees, movie fees, cancelation fees, VIP package sales and dry cleaning.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

141

OAKMONT APARTMENTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Tigard, Oregon	Cut-off Date Principal Balance	$10,700,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit	$85,600.00
Size (Units)	125	Percentage of Initial Pool Balance	1.5%
Total Occupancy as of 5/14/2015	95.2%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/14/2015	95.2%	Type of Security	Fee Simple
Year Built / Latest Renovation	1990 / 2014-2015	Mortgage Rate	4.1540%
Appraised Value	$17,900,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Period (Months)	60
		Borrower Sponsor(1)	Thomas B. Brenneke and G. Nickolas Tri
Underwritten Revenues	$1,538,190
Underwritten Expenses	$653,425	Escrows
Underwritten Net Operating Income (NOI)	$884,765		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$850,515	Taxes	$70,121	$8,765
Cut-off Date LTV Ratio	59.8%	Insurance	$0	$0
Maturity Date LTV Ratio	54.4%	Replacement Reserves(2)	$0	$2,854
DSCR Based on Underwritten NOI / NCF	1.42x / 1.36x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	8.3% / 7.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$10,700,000	100.0%	Loan Payoff	$6,756,984	63.1%
			Principal Equity Distribution	3,582,368	33.5
			Closing Costs	290,527	2.7
			Reserves	70,121	0.7
Total Sources	$10,700,000	100.0%	Total Uses	$10,700,000	100.0%

(1)	Thomas B. Brenneke and G. Nickolas Tri are the non-recourse carveout guarantors under the Oakmont Apartments Loan.
(2)	Replacement Reserves are not subject to a cap requirement.

The following table presents certain information relating to the units and rent at the Oakmont Apartments Property:

Unit Type(1)	# of Units	Average SF per Unit(2)	Monthly Market Rent per Unit(3)	Monthly Actual Rent per Unit(2)	Underwritten Monthly Rent per Unit	Underwritten Rent
1 Bed / 1 Bath	40	750	$950	$822	$822	$409,996
2 Bed / 1 Bath	60	870	$1,050	$953	$953	713,341
2 Bed / 2 Bath	24	940	$1,100	$1,030	$1,030	308,295
1 Bed / 1 Bath (manager)	1	1,800	$1,800	$1,973	$1,973	24,598
Total / Wtd. Avg.	125	852	$1,225	$934	$934	$1,456,200

(1)	As of June 10, 2015, five tenants are receiving a partial rent subsidy through Section 42 housing. The program is tenant based and is required by Oregon law. There are no subsidies, credits, bonds, etc. held against the property because of this program. So long as the tenants qualify for the subsidy on their own and meet the rental requirements of the community (criminal, rental and credit history checks), they can rent at any community in Oregon.
(2)	As provided by the borrower.
(3)	Source: Appraisal.

The following table presents certain information relating to historical leasing at the Oakmont Apartments Property:

Historical Leased %(1)

2012	2013	2014
95.4	97.0%	98.0%

(1)	As provided by the borrower and represents occupancy as of December 31 for the indicated year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

142

OAKMONT APARTMENTS

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Oakmont Apartments Property:

Cash Flow Analysis(1)

	2013	2014	TTM 4/30/2015	Underwritten	Underwritten $per Unit
Base Rent	$1,271,815	$1,355,105	$1,391,134	$1,456,200	$11,650
Gross Up Vacancy	0	0	0	72,810	582
Gross Potential Rent	$1,271,815	$1,355,105	$1,391,134	$1,383,390	$11,067
Vacancy, Credit Loss & Concessions	(42,112)	(37,199)	(45,566)	(82,491)	(660)
Total Rent Revenue	$1,229,703	$1,317,906	$1,345,568	$1,373,709	$10,990
Other Revenue(2)	135,579	172,173	164,481	164,481	1,316
Effective Gross Income	$1,365,283	$1,490,079	$1,510,049	$1,538,190	$12,306

Total Operating Expenses	$610,119	$672,982	$662,611	$653,425	$5,227

Net Operating Income	$755,164	$817,097	$847,439	$884,765	$7,078
Capital Expenditures	0	0	0	34,250	274
Net Cash Flow	$755,164	$817,097	$847,439	$850,515	$6,804

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Other revenue includes reimbursement revenue, parking and cleaning, and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

143

BUTTERFIELD SHOPPING CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		KGS
Location (City/State)	Temecula, California	Cut-off Date Principal Balance		$10,100,000
Property Type	Retail	Cut-off Date Principal Balance per SF		$240.52
Size (SF)	41,992	Percentage of Initial Pool Balance		1.4%
Total Occupancy as of 4/8/2015	94.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/8/2015	94.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	2007 / NAP	Mortgage Rate		4.8500%
Appraised Value	$14,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)	24
		Borrower Sponsor(1)	Mark P. Esbensen

Underwritten Revenues	$1,245,738
Underwritten Expenses	$324,405	Escrows
Underwritten Net Operating Income (NOI)	$921,332		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$876,040	Taxes	$8,723	$8,723
Cut-off Date LTV Ratio	69.7%	Insurance	$6,030	$861
Maturity Date LTV Ratio	60.0%	Replacement Reserves(2)	$0	$469
DSCR Based on Underwritten NOI / NCF	1.44x / 1.37x	TI/LC(3)	$0	$2,500
Debt Yield Based on Underwritten NOI / NCF	9.1% / 8.7%	Other(4)	$66,623	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$10,100,000	99.9%	Loan Payoff	$9,856,689	97.5%
Principal’s New Cash Contribution	11,294	0.1	Closing Costs	173,228	1.7
			Reserves	81,376	0.8

Total Sources	$10,111,294	100.0%	Total Uses	$10,111,294	100.0%

(1)	Mark P. Esbensen is the non-recourse carveout guarantor under the Butterfield Shopping Center Loan.
(2)	Replacement Reserves are subject to a cap of $30,000.
(3)	The on-going monthly TI/LC reserve for the first 24 months of the Butterfield Shopping Center Loan term is the difference between the actual IO debt service payment and the debt service payment calculated on a hypothetical 30 year amortization schedule. Commencing on the 25th monthly due date and on each due date thereafter, a monthly TI/LC deposit of $2,500 is required.
(4)	The Other Reserve is an Unfunded Obligations Reserve ($43,750) to account for outstanding tenant improvement dollars and abated rent for Aztek Tacos and Devil Dogs and a Big 5 CAM Holdback Reserve ($22,873).

The following table presents certain information relating to the major tenants at the Butterfield Shopping Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Big 5 Corp.	NR / NR / NR	10,000	23.8%	$145,200	15.0%	$14.52	1/31/2017	2, 5-year options
O’Reilly’s Auto Parts	NR / Baa2 / BBB+	6,000	14.3	127,500	13.2	21.25	1/31/2022	2, 5-year options
Aztek Tacos	NR / NR / NR	3,123	7.4	106,972	11.0	34.25	4/30/2022	NA
Margarita Dental Group, Inc.	NR / NR / NR	2,276	5.4	95,732	9.9	42.06	1/31/2018	1, 5-year option
Sam’s Environmental Cleaners	NR / NR / NR	1,500	3.6	71,948	7.4	47.97	8/31/2017	1, 10-year option
Leslie’s Poolmart	NR / BB / B+	2,853	6.8	62,766	6.5	22.00	12/31/2017	1, 5-year option
Salon 33	NR / NR / NR	2,330	5.5	60,114	6.2	25.80	9/30/2017	1, 3-year option
Liquor Store	NR / NR / NR	2,610	6.2	57,942	6.0	22.20	8/31/2022	2, 2-year options
Instyle Nails	NR / NR / NR	1,376	3.3	51,187	5.3	37.20	2/28/2021	NA
Marco’s Pizza	NR / NR / NR	1,645	3.9	38,493	4.0	23.40	8/31/2019	2, 5-year options
Ten Largest Tenants		33,713	80.3%	$817,854	84.5%	$24.26
Remaining Tenants		6,103	14.5	150,261	15.5	24.62
Vacant		2,176	5.2	0	0.0	0.00
Total / Wtd. Avg. All Tenants		41,992	100.0%	$968,115	100.0%	$24.31

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

144

BUTTERFIELD SHOPPING CENTER

The following table presents the lease rollover schedule at the Butterfield Shopping Center Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	1,119	2.7	2.7%	23,499	2.4	21.00	1
2017	16,683	39.7	42.4%	340,028	35.1	20.38	4
2018	3,434	8.2	50.6%	120,050	12.4	34.96	2
2019	2,871	6.8	57.4%	67,917	7.0	23.66	2
2020	2,600	6.2	63.6%	73,020	7.5	28.08	2
2021	1,376	3.3	66.9%	51,187	5.3	37.20	1
2022	11,733	27.9	94.8%	292,414	30.2	24.92	3
2023	0	0.0	94.8%	0	0.0	0.00	0
2024	0	0.0	94.8%	0	0.0	0.00	0
2025	0	0.0	94.8%	0	0.0	0.00	0
2026 & Thereafter	0	0.0	94.8%	0	0.0	0.00	0
Vacant	2,176	5.2	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	41,992	100.0%		$968,115	100.0%	$24.31	15

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Butterfield Shopping Center Property:

Cash Flow Analysis(1)

	2012	2013	2014	Underwritten	Underwritten $per SF
Base Rent(2)	$1,047,567	$1,046,869	$937,313	$1,033,037	$24.60
Total Reimbursables	225,889	228,036	226,955	288,000	6.86
Other Income	1,084	850	465	0	0.00
Vacancy & Credit Loss	(1,577)	0	0	(75,299)	(1.79)
Effective Gross Income	$1,272,962	$1,275,755	$1,164,733	$1,245,738	$29.67

Real Estate Taxes	$110,541	$111,877	$101,632	$104,681	$2.49
Insurance	6,418	26,445	21,239	10,036	0.24
CAM	106,458	110,864	121,199	124,835	2.97
Non-Reimbursable	30,953	33,934	34,003	35,023	0.83
Management Fee	44,425	45,269	40,281	49,830	1.19
Total Operating Expenses	$298,795	$328,389	$318,354	$324,405	$7.73

Net Operating Income	$974,167	$947,366	$846,379	$921,332	$21.94
TI/LC	0	0	0	39,665	0.94
Replacement Reserves	0	0	0	5,627	0.13
Net Cash Flow	$974,167	$947,366	$846,379	$876,040	$20.86

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Contractual rent steps for Pet Salon and Liquor Store that occur on September 1, 2015 were included in UW Base Rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

145

CSS KANEOHE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Kaneohe, Hawaii	Cut-off Date Principal Balance		$9,000,000
Property Type	Self Storage	Cut-off Date Principal Balance per SF	$177.71
Size (SF)	50,645	Percentage of Initial Pool Balance	1.2%
Total Occupancy as of 3/26/2015	95.4%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/26/2015	95.4%	Type of Security	Fee Simple
Year Built / Latest Renovation	2007 / NAP	Mortgage Rate	3.9300%
Appraised Value	$21,380,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	NAP
		Original Interest Only Period (Months)	120
		Borrower Sponsors(1)	Timothy D. Davis, Robert J. Dailey, Thomas A. Dailey, William D. Schmicker and Dwight W. Davis
Underwritten Revenues	$1,703,266
Underwritten Expenses	$578,477	Escrows
Underwritten Net Operating Income (NOI)	$1,124,788		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,117,191	Taxes	$40,929	$8,186
Cut-off Date LTV Ratio	42.1%	Insurance	$0	$0
Maturity Date LTV Ratio	42.1%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	3.14x / 3.12x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.5% / 12.4%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$9,000,000	99.6%	Loan Payoff	$5,137,969	56.9%
Other Sources	35,000	0.4	Principal Equity Distribution	3,651,786	40.4
			Closing Costs	204,316	2.3
			Reserves	40,929	0.5
Total Sources	$9,035,000	100.0%	Total Uses	$9,035,000	100.0%

(1)	Timothy D. Davis, Robert J. Dailey, Thomas A. Dailey, William D. Schmicker and Dwight W. Davis are the non-recourse carveout guarantors under the CSS Kaneohe Loan.

The following table presents certain information relating to historical leasing at the CSS Kaneohe Property:

Historical Leased %(1)

	2012	2013	2014
Owned Space	85.5%	92.0%	93.7%

(1)	As provided by the borrower and which represents average occupancy for the specified year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

146

CSS KANEOHE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the CSS Kaneohe Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 3/31/2015	Underwritten	Underwritten $per SF
Base Rent	$1,416,055	$1,580,641	$1,682,926	$1,689,606	$1,694,448	$33.46
Gross Up Vacancy	0	0	0	0	86,496	1.71
Goss Potential Rent	$1,416,055	$1,580,641	$1,682,926	$1,689,606	$1,780,944	$35.17
Vacancy, Credit Loss & Concessions	0	0	0	0	(178,094)	(3.52)
Total Rent Revenue	$1,416,055	$1,580,641	$1,682,926	$1,689,606	$1,602,850	$31.65
Other Revenue(2)	59,123	104,253	101,317	100,416	100,416	1.98
Effective Gross Income	$1,475,178	$1,684,894	$1,784,243	$1,790,022	$1,703,266	$33.63

Total Operating Expenses	$514,605	$559,561	$583,184	$577,609	$578,477	$11.42

Net Operating Income	$960,573	$1,125,333	$1,201,059	$1,212,413	$1,124,788	$22.21
Replacement Reserves	0	0	0	0	7,597	0.15
Net Cash Flow	$960,573	$1,125,333	$1,201,059	$1,212,413	$1,117,191	$22.06

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Other Revenue includes cell tower rent, electric reimbursements and other miscellaneous income.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

147

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Free Writing Prospectus and the Base Prospectus, including the description of risk factors contained in the Free Writing Prospectus and the Base Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Free Writing Prospectus and the Base Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Free Writing Prospectus and the Base Prospectus, conducting such investigations as the investor deems necessary and consulting with the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Free Writing Prospectus or, if not defined in the Free Writing Prospectus, in the Base Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be a Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Free Writing Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolios, that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

148

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5%; and (b) a requirement (the “Due Diligence Requirement”) that the investing credit institution or investment firm has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states are required to impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the investing credit institution or investment firm. If the Retention Requirement or the Due Diligence Requirement is not satisfied in respect of a securitization investment held by a non-EEA subsidiary of an EEA credit institution or investment firm, then an additional risk weight may be applied to such securitization investment when taken into account on a consolidated basis at the level of the EEA credit institution or investment firm. Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU; and (ii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA insurance and reinsurance undertakings and by EEA undertakings for collective investment in transferable securities. None of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with Retention Requirement or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, credit institutions, investment firms or the other types of EEA regulated investors mentioned above are unlikely to be able to hold the certificates. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer offered certificates or the price you may receive upon your sale of offered certificates.

—	The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in the United States requires that federal banking agencies amend their regulations to remove reference to or reliance on credit agency ratings, including, but not limited to, those found in the federal banking agencies’ risk-based capital regulations. New capital regulations, which were adopted by the banking regulators in July 2013 and began phasing in on January 1, 2014, implement the increased capital requirements established under the Basel Accord. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. As a result of these regulations, investments in CMBS like the certificates by institutions subject to the risk based capital regulations may result in greater capital charges to these financial institutions, and the treatment of CMBS for their regulatory capital purposes may otherwise be adversely affected. Such developments could reduce the attractiveness of investments in CMBS for such entities.

—	Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013 and became effective on April 1, 2014. Conformance with the Volcker Rule and its implementing regulations is required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension). In the interim, banking entities must make good-faith efforts to conform their activities and investments to the Volcker Rule. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

149

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial and Multifamily Lending Is Dependent on Net Operating Income

—	The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable to Repay Remaining Principal Balance on the Maturity Date or Anticipated Repayment Date

—	Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the mortgage loan at that time. A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity or anticipated repayment date typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by the holder of a subordinate companion loan or a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and (except for RAIT Funding, LLC and KGS-Alpha Real Estate Capital Markets, LLC, each of which has a back-up guarantor) the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the applicable sponsor (or sponsor guarantor, if applicable) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be (and there may exist from time to time) pending or threatened legal proceedings against, or disputes with, the borrowers, the property sponsors and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers or property sponsors must use property income or other income to pay judgments, legal fees or litigation costs. We cannot assure you that any litigation or dispute or any settlement of any litigation or dispute will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan to value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is”, "as stabilized", “prospective market value upon stabilization” or other values, prospective investors should consider that those assumptions may not be accurate and that the “as-is”, "as stabilized", “prospective market value upon stabilization” or other values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants and occupants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that terrorism insurance or the Terrorism Insurance Program will be available or provide sufficient protection against risks of loss on the mortgaged properties resulting from acts of terrorism.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

—	In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee (in the case of the mortgage loan sellers other than Goldman Sachs Mortgage Company), if applicable, or other interested party will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

—	Goldman Sachs Mortgage Company, a sponsor and an originator, is an indirect, wholly owned subsidiary of Goldman Sachs Bank USA (“GS Bank”), a New York State chartered bank, the deposits of which are insured by the FDIC. If GS Bank were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if GS Bank were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well. The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfer of the applicable mortgage loans by Goldman Sachs Mortgage Company to the depositor will not qualify for the FDIC Safe Harbor. However, the transfer by Goldman Sachs Mortgage Company is not a transfer by a bank, and in any event, even if the FDIC Safe Harbor were applicable to such transfer, the FDIC Safe Harbor is non-exclusive. Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, a Directing Holder, the Controlling Class Representative, any Companion Loan Holders and Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned with Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, and Citigroup Global Markets Inc., one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of the offered certificates to investors, and/or in exchange for offered certificates. A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans. The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned with Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are each part of separate global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing affiliations and relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-189017) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman, Sachs & Co., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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